UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

This report on Form N-CSR relates solely to the Registrant’s Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® Canada Fund - Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018 Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Canada Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.58)%	(0.27)%	4.49%
Class M (incl. 3.50% sales charge)	(9.74)%	(0.10)%	4.43%
Class C (incl. contingent deferred sales charge)	(7.77)%	0.18%	4.34%
Class I	(5.86)%	1.25%	5.44%
Class Z	(5.84)%	1.25%	5.44%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$15,515	Fidelity Advisor® Canada Fund - Class A
$19,181	S&P/TSX Composite Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -6% to -7%, trailing the -5.34% return of the benchmark S&P/TSX Composite Index. Volatile crude-oil prices dampened returns from resource-rich Canada, falling behind those in the United States, as measured by the S&P 500® Index. Versus the S&P/TSX Composite Index, stock selection in energy and materials detracted, as did positioning in health care. At the stock level, overweighted positions PrairieSky Royalty, which derives royalties from oil and gas production on its land, and oilfield services company CES Energy Solutions were the fund's most significant individual detractors. A weakened oil production outlook weighed on shares of PrairieSky, while reduced drilling in North America hindered results for CES. Conversely, stock selection in industrials and financials proved advantageous. In the transportation industry, the fund’s stake in Canadian Pacific Railway benefited from a return on equity, strong pricing power and strong volumes this period, all positive factors that encouraged investors and helped buoy its share price. An outsized position in financial media and information provider Thomson Reuters also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On June 13, 2018, Ryan Oldham assumed co-management responsibilities for the fund, joining Risteard Hogan until July 30, 2018, when Risteard came off the fund, leaving Ryan Oldham as sole portfolio manager.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Canada	98.2%
United States of America*	1.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2018

% of fund's net assets
The Toronto-Dominion Bank (Banks)	10.5
Royal Bank of Canada (Banks)	10.1
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	6.3
Canadian Pacific Railway Ltd. (Road & Rail)	5.5
TELUS Corp. (Diversified Telecommunication Services)	4.2
Nutrien Ltd. (Chemicals)	4.2
Sun Life Financial, Inc. (Insurance)	4.0
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	3.7
Canadian National Railway Co. (Road & Rail)	3.6
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.2
55.3

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	33.6
Energy	17.4
Materials	11.5
Industrials	10.5
Communication Services	9.0
Consumer Staples	7.6
Information Technology	5.3
Consumer Discretionary	2.5
Real Estate	0.8
Health Care	0.8

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 4.2%
TELUS Corp.	1,215,500	$41,623,108
Media - 1.6%
Cogeco Communications, Inc.	160,400	7,864,955
Quebecor, Inc. Class B (sub. vtg.)	404,900	7,941,447
		15,806,402
Wireless Telecommunication Services - 3.2%
Rogers Communications, Inc. Class B (non-vtg.)	599,700	30,881,281

TOTAL COMMUNICATION SERVICES		88,310,791

CONSUMER DISCRETIONARY - 2.5%
Hotels, Restaurants & Leisure - 0.5%
Recipe Unlimited Corp.	222,000	4,580,136
Leisure Products - 0.8%
Spin Master Corp. (a)(b)	234,200	8,332,962
Multiline Retail - 1.2%
Dollarama, Inc.	417,600	11,549,862

TOTAL CONSUMER DISCRETIONARY		24,462,960

CONSUMER STAPLES - 7.6%
Food & Staples Retailing - 7.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	764,300	36,500,848
George Weston Ltd.	256,900	18,685,233
Metro, Inc. Class A (sub. vtg.)	375,295	11,776,700
North West Co., Inc.	359,900	7,846,200
		74,808,981
ENERGY - 17.4%
Energy Equipment & Services - 0.6%
Canadian Energy Services & Technology Corp.	2,417,400	6,408,695
Oil, Gas & Consumable Fuels - 16.8%
Canadian Natural Resources Ltd.	1,066,298	29,256,473
Cenovus Energy, Inc. (Canada)	1,228,200	10,393,215
Enbridge, Inc.	760,500	23,696,844
Peyto Exploration & Development Corp. (c)	608,900	4,967,592
Pinnacle Renewable Holds, Inc.	408,500	4,493,205
PrairieSky Royalty Ltd. (c)	1,961,618	29,801,633
Suncor Energy, Inc.	1,842,600	61,809,576
		164,418,538

TOTAL ENERGY		170,827,233

FINANCIALS - 33.6%
Banks - 20.6%
Royal Bank of Canada	1,357,700	98,925,583
The Toronto-Dominion Bank	1,859,700	103,166,768
		202,092,351
Capital Markets - 4.3%
Fairfax India Holdings Corp. (a)(b)	102,000	1,294,380
Gluskin Sheff + Associates, Inc.	257,900	2,198,061
IGM Financial, Inc.	376,400	9,243,809
Thomson Reuters Corp.	626,300	29,149,152
		41,885,402
Insurance - 8.7%
Intact Financial Corp.	302,325	23,886,075
Power Corp. of Canada (sub. vtg.)	1,060,900	21,903,803
Sun Life Financial, Inc.	1,061,100	38,858,772
		84,648,650

TOTAL FINANCIALS		328,626,403

HEALTH CARE - 0.8%
Biotechnology - 0.8%
Amgen, Inc.	38,300	7,383,857
INDUSTRIALS - 10.5%
Aerospace & Defense - 0.7%
CAE, Inc.	401,100	7,074,740
Road & Rail - 9.8%
Canadian National Railway Co.	406,500	34,750,663
Canadian Pacific Railway Ltd.	262,500	53,831,991
TransForce, Inc.	203,100	6,758,943
		95,341,597

TOTAL INDUSTRIALS		102,416,337

INFORMATION TECHNOLOGY - 5.3%
IT Services - 2.1%
CGI Group, Inc. Class A (sub. vtg.) (a)	338,800	20,923,271
Software - 3.2%
Constellation Software, Inc.	22,300	15,347,353
Open Text Corp.	461,028	15,563,131
		30,910,484

TOTAL INFORMATION TECHNOLOGY		51,833,755

MATERIALS - 11.5%
Chemicals - 4.2%
Nutrien Ltd.	784,581	41,534,012
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B	295,100	12,414,173
Metals & Mining - 5.5%
Franco-Nevada Corp.	460,600	28,767,163
Lundin Mining Corp.	1,694,600	6,964,021
OceanaGold Corp.	524,300	1,509,436
Wheaton Precious Metals Corp.	998,900	16,420,066
		53,660,686
Paper & Forest Products - 0.5%
Western Forest Products, Inc.	3,717,600	4,970,167

TOTAL MATERIALS		112,579,038

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Allied Properties (REIT)	252,800	8,122,937
TOTAL COMMON STOCKS
(Cost $749,958,585)		969,372,292

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 2.23% (d)	7,133,529	7,134,956
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	13,305,233	13,306,564
TOTAL MONEY MARKET FUNDS
(Cost $20,441,520)		20,441,520
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $770,400,105)		989,813,812
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(10,641,430)
NET ASSETS - 100%		$979,172,382

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,627,342 or 1.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$363,826
Fidelity Securities Lending Cash Central Fund	214,540
Total	$578,366

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $12,532,599) — See accompanying schedule: Unaffiliated issuers (cost $749,958,585)	$969,372,292
Fidelity Central Funds (cost $20,441,520)	20,441,520
Total Investment in Securities (cost $770,400,105)		$989,813,812
Foreign currency held at value (cost $28,094)		28,094
Receivable for investments sold		2,076,289
Receivable for fund shares sold		1,897,756
Dividends receivable		1,976,133
Distributions receivable from Fidelity Central Funds		48,996
Prepaid expenses		2,051
Other receivables		9,065
Total assets		995,852,196
Liabilities
Payable for investments purchased	$1,927,052
Payable for fund shares redeemed	651,179
Accrued management fee	490,053
Distribution and service plan fees payable	19,576
Other affiliated payables	223,858
Other payables and accrued expenses	62,026
Collateral on securities loaned	13,306,070
Total liabilities		16,679,814
Net Assets		$979,172,382
Net Assets consist of:
Paid in capital		$703,732,664
Total distributable earnings (loss)		275,439,718
Net Assets		$979,172,382
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,419,562÷ 591,312 shares)		$49.75
Maximum offering price per share (100/94.25 of $49.75)		$52.79
Class M:
Net Asset Value and redemption price per share ($7,843,688 ÷ 158,588 shares)		$49.46
Maximum offering price per share (100/96.50 of $49.46)		$51.25
Class C:
Net Asset Value and offering price per share ($11,195,851 ÷ 230,956 shares)(a)		$48.48
Canada:
Net Asset Value, offering price and redemption price per share ($903,661,966 ÷ 18,064,442 shares)		$50.02
Class I:
Net Asset Value, offering price and redemption price per share ($26,922,861 ÷ 539,185 shares)		$49.93
Class Z:
Net Asset Value, offering price and redemption price per share ($128,454 ÷ 2,572 shares)		$49.94

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$30,083,685
Income from Fidelity Central Funds		578,366
Income before foreign taxes withheld		30,662,051
Less foreign taxes withheld		(4,449,813)
Total income		26,212,238
Expenses
Management fee
Basic fee	$7,754,853
Performance adjustment	(744,922)
Transfer agent fees	2,318,289
Distribution and service plan fees	270,797
Accounting and security lending fees	522,538
Custodian fees and expenses	17,419
Independent trustees' fees and expenses	5,663
Registration fees	70,270
Audit	68,519
Legal	5,633
Miscellaneous	8,635
Total expenses before reductions	10,297,694
Expense reductions	(65,879)
Total expenses after reductions		10,231,815
Net investment income (loss)		15,980,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,279,605
Fidelity Central Funds	(1,821)
Foreign currency transactions	(44,913)
Total net realized gain (loss)		57,232,871
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(134,483,140)
Assets and liabilities in foreign currencies	1,384
Total change in net unrealized appreciation (depreciation)		(134,481,756)
Net gain (loss)		(77,248,885)
Net increase (decrease) in net assets resulting from operations		$(61,268,462)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,980,423	$16,819,801
Net realized gain (loss)	57,232,871	52,938,459
Change in net unrealized appreciation (depreciation)	(134,481,756)	105,995,484
Net increase (decrease) in net assets resulting from operations	(61,268,462)	175,753,744
Distributions to shareholders	(27,476,751)	–
Distributions to shareholders from net investment income	–	(16,443,381)
Distributions to shareholders from net realized gain	–	(5,168,976)
Total distributions	(27,476,751)	(21,612,357)
Share transactions - net increase (decrease)	(157,321,221)	(276,985,730)
Redemption fees	5,144	38,887
Total increase (decrease) in net assets	(246,061,290)	(122,805,456)
Net Assets
Beginning of period	1,225,233,672	1,348,039,128
End of period	$979,172,382	$1,225,233,672
Other Information
Undistributed net investment income end of period		$13,463,474

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.11	$48.09	$45.25	$60.56	$57.31
Income from Investment Operations
Net investment income (loss)A	.60	.50	.48	.45	.47
Net realized and unrealized gain (loss)	(3.88)	6.16	2.84	(8.04)	3.13
Total from investment operations	(3.28)	6.66	3.32	(7.59)	3.60
Distributions from net investment income	(.59)	(.45)	(.42)	(.50)	(.03)
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(1.08)	(.64)	(.48)	(7.72)	(.35)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.75	$54.11	$48.09	$45.25	$60.56
Total ReturnC,D	(6.19)%	13.98%	7.45%	(14.32)%	6.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.21%	1.34%	1.48%	1.43%	1.29%
Expenses net of fee waivers, if any	1.21%	1.34%	1.48%	1.43%	1.29%
Expenses net of all reductions	1.20%	1.34%	1.48%	1.43%	1.29%
Net investment income (loss)	1.13%	.98%	1.06%	.90%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$29,420	$37,557	$44,144	$58,286	$95,004
Portfolio turnover rateG	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$53.77	$47.82	$44.99	$60.22	$57.14
Income from Investment Operations
Net investment income (loss)A	.44	.35	.35	.29	.29
Net realized and unrealized gain (loss)	(3.86)	6.13	2.83	(8.00)	3.11
Total from investment operations	(3.42)	6.48	3.18	(7.71)	3.40
Distributions from net investment income	(.40)	(.34)	(.29)	(.30)	–
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(.89)	(.53)	(.35)	(7.52)	(.32)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.46	$53.77	$47.82	$44.99	$60.22
Total ReturnC,D	(6.47)%	13.64%	7.14%	(14.58)%	5.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.51%	1.63%	1.77%	1.75%	1.59%
Expenses net of fee waivers, if any	1.51%	1.63%	1.77%	1.75%	1.59%
Expenses net of all reductions	1.51%	1.63%	1.77%	1.75%	1.59%
Net investment income (loss)	.83%	.69%	.78%	.58%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$7,844	$10,356	$11,140	$12,820	$21,989
Portfolio turnover rateG	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$52.72	$46.87	$44.02	$59.04	$56.27
Income from Investment Operations
Net investment income (loss)A	.21	.13	.15	.07	.02
Net realized and unrealized gain (loss)	(3.78)	6.01	2.78	(7.85)	3.07
Total from investment operations	(3.57)	6.14	2.93	(7.78)	3.09
Distributions from net investment income	(.18)	(.11)	(.02)	(.02)	–
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(.67)	(.29)B	(.08)	(7.24)	(.32)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$48.48	$52.72	$46.87	$44.02	$59.04
Total ReturnD,E	(6.85)%	13.16%	6.67%	(14.96)%	5.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.94%	2.06%	2.21%	2.19%	2.03%
Expenses net of fee waivers, if any	1.93%	2.06%	2.21%	2.19%	2.03%
Expenses net of all reductions	1.93%	2.06%	2.21%	2.18%	2.03%
Net investment income (loss)	.40%	.26%	.33%	.14%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$11,196	$15,938	$18,489	$21,610	$38,749
Portfolio turnover rateH	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.29 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.188 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.41	$48.35	$45.55	$60.95	$57.72
Income from Investment Operations
Net investment income (loss)A	.77	.66	.62	.60	.66
Net realized and unrealized gain (loss)	(3.90)	6.20	2.85	(8.09)	3.13
Total from investment operations	(3.13)	6.86	3.47	(7.49)	3.79
Distributions from net investment income	(.77)	(.61)	(.61)	(.69)	(.24)
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(1.26)	(.80)	(.67)	(7.91)	(.56)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$50.02	$54.41	$48.35	$45.55	$60.95
Total ReturnC	(5.89)%	14.35%	7.79%	(14.08)%	6.64%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	1.02%	1.17%	1.15%	.98%
Expenses net of fee waivers, if any	.89%	1.02%	1.17%	1.15%	.98%
Expenses net of all reductions	.88%	1.02%	1.17%	1.14%	.98%
Net investment income (loss)	1.45%	1.30%	1.37%	1.18%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$903,662	$1,130,803	$1,233,050	$1,279,488	$2,057,843
Portfolio turnover rateF	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.29	$48.28	$45.44	$60.80	$57.57
Income from Investment Operations
Net investment income (loss)A	.79	.67	.66	.61	.65
Net realized and unrealized gain (loss)	(3.90)	6.19	2.83	(8.07)	3.12
Total from investment operations	(3.11)	6.86	3.49	(7.46)	3.77
Distributions from net investment income	(.77)	(.66)	(.59)	(.68)	(.22)
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(1.25)B	(.85)	(.65)	(7.90)	(.54)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$49.93	$54.29	$48.28	$45.44	$60.80
Total ReturnD	(5.86)%	14.38%	7.83%	(14.05)%	6.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	1.00%	1.14%	1.13%	1.00%
Expenses net of fee waivers, if any	.85%	.99%	1.13%	1.12%	1.00%
Expenses net of all reductions	.85%	.99%	1.13%	1.12%	1.00%
Net investment income (loss)	1.49%	1.33%	1.41%	1.21%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$26,923	$30,581	$41,217	$14,846	$30,165
Portfolio turnover rateG	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.25 per share is comprised of distributions from net investment income of $.765 and distributions from net realized gain of $.487 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$53.92
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(4.04)
Total from investment operations	(3.98)
Net asset value, end of period	$49.94
Total ReturnC,D	(7.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%G
Expenses net of fee waivers, if any	.80%G
Expenses net of all reductions	.79%G
Net investment income (loss)	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$128
Portfolio turnover rateH	29%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Canada, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$271,886,304
Gross unrealized depreciation	(54,702,050)
Net unrealized appreciation (depreciation)	$217,184,254
Tax Cost	$772,629,558

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,302,376
Undistributed long-term capital gain	$50,973,304
Net unrealized appreciation (depreciation) on securities and other investments	$217,164,035

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$22,403,877	$ 21,612,357
Long-term Capital Gains	5,072,874	–
Total	$27,476,751	$ 21,612,357

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $318,501,013 and $465,414,459, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$85,664	$–
Class M	.25%	.25%	46,192	–
Class C	.75%	.25%	138,941	486
			$270,797	$486

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,397
Class M	1,796
Class C(a)	492
$7,685

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$93,758.27
Class M	29,866.32
Class C	34,242.25
Canada	2,112,216.20
Class I	48,203.17
Class Z	4	.05(a)
	$2,318,289

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,145 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $214,540. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $53,821 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,058.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$734,732	$–
Class M	166,749	–
Class C	198,725	–
Canada	25,679,409	–
Class I	697,136	–
Total	$27,476,751	$–
From net investment income
Class A	$–	$406,836
Class M	–	78,661
Class C	–	39,905
Canada	–	15,352,959
Class I	–	565,020
Total	$–	$16,443,381
From net realized gain
Class A	$–	$168,842
Class M	–	43,752
Class C	–	71,450
Canada	–	4,723,987
Class I	–	160,945
Total	$–	$5,168,976

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	46,971	63,470	$2,500,808	$3,161,163
Reinvestment of distributions	12,714	10,631	672,936	525,595
Shares redeemed	(162,467)	(297,916)	(8,569,248)	(14,925,894)
Net increase (decrease)	(102,782)	(223,815)	$(5,395,504)	$(11,239,136)
Class M
Shares sold	8,442	24,195	$442,723	$1,198,423
Reinvestment of distributions	3,154	2,464	166,353	121,397
Shares redeemed	(45,613)	(67,009)	(2,414,584)	(3,403,775)
Net increase (decrease)	(34,017)	(40,350)	$(1,805,508)	$(2,083,955)
Class C
Shares sold	9,399	25,680	$481,011	$1,254,827
Reinvestment of distributions	3,474	1,995	180,309	96,717
Shares redeemed	(84,247)	(119,795)	(4,355,073)	(5,862,219)
Net increase (decrease)	(71,374)	(92,120)	$(3,693,753)	$(4,510,675)
Canada
Shares sold	711,176	1,830,107	$37,797,009	$91,494,332
Reinvestment of distributions	457,772	381,896	24,289,363	18,930,598
Shares redeemed	(3,887,975)	(6,928,660)	(207,409,511)	(353,430,502)
Net increase (decrease)	(2,719,027)	(4,716,657)	$(145,323,139)	$(243,005,572)
Class I
Shares sold	160,132	249,628	$8,478,569	$12,551,193
Reinvestment of distributions	12,538	14,338	663,882	709,005
Shares redeemed	(196,779)	(554,299)	(10,381,577)	(29,406,590)
Net increase (decrease)	(24,109)	(290,333)	$(1,239,126)	$(16,146,392)
Class Z
Shares sold	2,572	–	$135,809	$–
Net increase (decrease)	2,572	–	$135,809	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for each Class, except Class Z, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.17%
Actual		$1,000.00	$955.30	$5.77-B
Hypothetical-C		$1,000.00	$1,019.31	$5.96-D
Class M	1.47%
Actual		$1,000.00	$953.90	$7.24-B
Hypothetical-C		$1,000.00	$1,017.80	$7.48-D
Class C	1.89%
Actual		$1,000.00	$951.70	$9.30-B
Hypothetical-C		$1,000.00	$1,015.68	$9.60-D
Canada	.85%
Actual		$1,000.00	$956.80	$4.19-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class I	.82%
Actual		$1,000.00	$956.90	$4.04-B
Hypothetical-C		$1,000.00	$1,021.07	$4.18-D
Class Z	.80%
Actual		$1,000.00	$926.20	$.63-E
Hypothetical-C		$1,000.00	$1,021.17	$4.08-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018).

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/10/18	12/07/18	$0.390	$2.630
Class M	12/10/18	12/07/18	$0.222	$2.630
Class C	12/10/18	12/07/18	$0.000	$2.630
Canada	12/10/18	12/07/18	$0.577	$2.630
Class I	12/10/18	12/07/18	$0.592	$2.630
Class Z	12/10/18	12/07/18	$0.688	$2.630

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $52,372,439, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M and Class C designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%, Class M designates 100%, Class C designates 100%, Canada designates 98%, and Class I designate 98% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/11/17	$1.0201	$0.1731
Class M	12/11/17	$0.8331	$0.1731
Class C	12/11/17	$0.6151	$0.1731
Canada	12/11/17	$1.2011	$0.1731
Class I	12/11/17	$1.1961	$0.1731

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Canada Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ACAN-ANN-1218
1.843165.111

Fidelity Advisor® China Region Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® China Region Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(20.70)%	2.42%	9.84%
Class M (incl. 3.50% sales charge)	(19.09)%	2.57%	9.77%
Class C (incl. contingent deferred sales charge)	(17.33)%	2.88%	9.67%
Class I	(15.63)%	3.98%	10.84%
Class Z	(15.60)%	3.98%	10.84%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$25,568	Fidelity Advisor® China Region Fund - Class A
$27,683	MSCI Golden Dragon Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Managers Stephen Lieu and Ivan Xie:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -16%, trailing the -13.61% return of the benchmark MSCI Golden Dragon Index. Versus the benchmark, positioning in financials and information technology detracted most from fund performance. By country, our picks in China and Taiwan were responsible for most of the shortfall. The largest relative detractor was an out-of-benchmark stake in Suofeiya Home Collection, a China-based manufacturer of customized furniture that suffered from a slowdown in the nation’s property market. Other relative detractors included Geely Automobile, a stock we added this period, and Lens Technology, which makes cover glass for smartphones – both based in China. We exited the latter position by period end. Conversely, an overweighting in health care and positioning in energy lifted our relative result, as did a cash position of about 4%, on average. CSPC Pharmaceutical Group, a China-based maker of pharmaceuticals and supplements added more value than any other fund position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 3, 2018, Stephen Lieu and Ivan Xie joined Lead Portfolio Manager Robert Bao as Co-Managers of the fund. On June 8, 2018, Bao assumed Co-Manager responsibilities through June 30, 2018, at which time he left the firm to pursue other opportunities.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Cayman Islands	35.9%
China	23.5%
Taiwan	14.3%
Hong Kong	13.6%
United States of America*	5.2%
Bermuda	4.0%
Bailiwick of Jersey	1.1%
Korea (South)	1.0%
British Virgin Islands	0.9%
Other	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	95.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Interactive Media & Services)	10.3
Alibaba Group Holding Ltd. sponsored ADR (Internet & Direct Marketing Retail)	8.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.2
AIA Group Ltd. (Insurance)	4.8
China Construction Bank Corp. (H Shares) (Banks)	4.3
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.9
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2.3
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.2
China Unicom Ltd. (Diversified Telecommunication Services)	2.1
NetEase, Inc. ADR (Entertainment)	2.0
45.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	21.0
Consumer Discretionary	16.5
Communication Services	16.2
Information Technology	14.4
Real Estate	5.4
Industrials	4.8
Energy	4.6
Materials	4.1
Consumer Staples	3.5
Health Care	3.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
COMMUNICATION SERVICES - 16.2%
Diversified Telecommunication Services - 2.8%
China Telecom Corp. Ltd. (H Shares)	14,300,000	$6,747,046
China Unicom Ltd.	20,936,000	21,897,987
China Unicom Ltd. sponsored ADR	65	678
		28,645,711
Entertainment - 2.0%
NetEase, Inc. ADR	100,300	20,847,355
Interactive Media & Services - 11.0%
58.com, Inc. ADR (a)	38,300	2,512,097
Momo, Inc. ADR (a)	144,000	4,834,080
Tencent Holdings Ltd.	3,101,100	106,241,403
		113,587,580
Wireless Telecommunication Services - 0.4%
SmarTone Telecommunications Holdings Ltd.	3,208,000	4,450,811

TOTAL COMMUNICATION SERVICES		167,531,457

CONSUMER DISCRETIONARY - 16.5%
Automobiles - 1.6%
Geely Automobile Holdings Ltd.	8,862,000	16,951,141
Diversified Consumer Services - 1.3%
New Oriental Education & Technology Group, Inc. sponsored ADR	229,800	13,445,598
Hotels, Restaurants & Leisure - 0.7%
Yum China Holdings, Inc.	194,500	7,017,560
Household Durables - 2.1%
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	1,120,748	6,114,938
Midea Group Co. Ltd. Class A	995,500	5,286,005
Sundart Holdings Ltd.	15,954,000	9,561,882
Suofeiya Home Collection Co. Ltd. Class A	231,121	596,054
		21,558,879
Internet & Direct Marketing Retail - 9.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	610,500	86,861,940
Meituan Dianping Class B	1,983,088	11,539,006
		98,400,946
Specialty Retail - 0.2%
China Yongda Automobiles Services Holdings Ltd.	3,718,000	1,986,549
Textiles, Apparel & Luxury Goods - 1.1%
Pinduoduo, Inc. ADR (b)	142,638	2,517,561
Shenzhou International Group Holdings Ltd.	786,000	8,679,933
		11,197,494

TOTAL CONSUMER DISCRETIONARY		170,558,167

CONSUMER STAPLES - 3.5%
Beverages - 1.3%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	444,921	5,637,692
Kweichow Moutai Co. Ltd. (A Shares)	100,882	7,938,204
		13,575,896
Food & Staples Retailing - 0.1%
Taiwan FamilyMart Co. Ltd.	159,000	1,078,471
Food Products - 1.0%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	3,374,869	10,682,461
Personal Products - 1.1%
Grape King Bio Ltd.	1,756,000	11,059,899

TOTAL CONSUMER STAPLES		36,396,727

ENERGY - 4.6%
Energy Equipment & Services - 1.8%
China Oilfield Services Ltd. (H Shares)	17,392,000	16,300,946
Yantai Jereh Oilfield Services Class A	966,517	2,819,611
		19,120,557
Oil, Gas & Consumable Fuels - 2.8%
CNOOC Ltd.	13,702,000	23,334,231
PetroChina Co. Ltd. (H Shares)	7,332,000	5,271,882
		28,606,113

TOTAL ENERGY		47,726,670

FINANCIALS - 21.0%
Banks - 10.3%
BOC Hong Kong (Holdings) Ltd.	3,422,000	12,785,672
China Construction Bank Corp. (H Shares)	55,877,000	44,341,034
Dah Sing Banking Group Ltd.	1,549,600	2,944,298
Dah Sing Financial Holdings Ltd.	277,200	1,486,398
E.SUN Financial Holdings Co. Ltd.	21,812,109	14,442,539
Industrial & Commercial Bank of China Ltd. (H Shares)	44,569,000	30,238,866
		106,238,807
Capital Markets - 1.4%
China Petroleum Engineering Corp. ELS (UBS Bank Warrant Program) warrants 10/28/19 (a)(c)	7,356,276	5,009,184
CITIC Securities Co. Ltd. (H Shares)	4,092,500	7,201,844
Value Partners Group Ltd.	3,137,000	2,328,163
		14,539,191
Consumer Finance - 0.2%
LexinFintech Holdings Ltd. ADR	97,100	949,638
PPDAI Group, Inc. ADR (a)	188,594	1,076,872
		2,026,510
Insurance - 9.1%
AIA Group Ltd.	6,469,200	48,960,656
China Life Insurance Co. Ltd. (H Shares)	3,749,000	7,512,240
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,333,000	4,963,510
PICC Property & Casualty Co. Ltd. (H Shares)	9,825,000	9,521,866
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,401,000	22,610,939
		93,569,211

TOTAL FINANCIALS		216,373,719

HEALTH CARE - 3.0%
Biotechnology - 0.9%
China Biologic Products Holdings, Inc. (a)(b)	142,200	9,447,768
Health Care Equipment & Supplies - 0.3%
Ginko International Co. Ltd.	460,000	2,614,945
Health Care Providers & Services - 0.1%
China Resources Medical Holdin	1,879,000	1,291,491
Pharmaceuticals - 1.7%
Ascletis Pharma, Inc. (a)	3,506,000	2,543,900
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	6,155,220	11,806,333
Yunnan Baiyao Group Co. Ltd. (d)	286,245	2,881,880
		17,232,113

TOTAL HEALTH CARE		30,586,317

INDUSTRIALS - 4.8%
Construction & Engineering - 1.0%
Sinopec Engineering Group Co. Ltd. (H Shares)	11,310,500	10,514,419
Electrical Equipment - 0.3%
BizLink Holding, Inc.	618,000	3,293,551
Industrial Conglomerates - 1.9%
CK Hutchison Holdings Ltd.	1,903,500	19,163,770
Machinery - 0.6%
Cimc Enric Holdings Ltd.	5,798,000	4,450,929
Zhengzhou Yutong Bus Co. Ltd.	1,399,918	2,139,317
		6,590,246
Marine - 0.5%
Pacific Basin Shipping Ltd.	24,796,000	5,406,966
Professional Services - 0.2%
Sporton International, Inc.	556,000	2,065,212
Transportation Infrastructure - 0.3%
Shanghai International Airport Co. Ltd. (A Shares)	402,741	2,860,782

TOTAL INDUSTRIALS		49,894,946

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 0.9%
Nanfang Communication Holdings Ltd.	14,428,000	9,291,235
Electronic Equipment & Components - 2.2%
Chroma ATE, Inc.	862,000	3,020,849
FLEXium Interconnect, Inc.	1,800,000	4,517,369
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	1,656,944	5,748,288
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,219,520	3,103,896
Largan Precision Co. Ltd.	27,000	2,921,464
Sunny Optical Technology Group Co. Ltd.	324,600	2,814,708
		22,126,574
Semiconductors & Semiconductor Equipment - 10.4%
Himax Technologies, Inc. sponsored ADR	240,562	1,277,384
Nanya Technology Corp.	4,276,000	7,098,929
Parade Technologies Ltd.	641,000	8,488,558
Phison Electronics Corp.	740,000	4,851,989
Semiconductor Manufacturing International Corp. (a)	4,142,500	3,421,861
Silergy Corp.	457,000	5,815,733
Taiwan Semiconductor Manufacturing Co. Ltd.	8,533,000	64,024,283
United Microelectronics Corp.	18,963,000	7,222,366
Win Semiconductors Corp.	1,698,000	5,210,187
		107,411,290
Technology Hardware, Storage & Peripherals - 0.9%
ADLINK Technology, Inc.	1,920,844	2,177,666
Ennoconn Corp.	1,103,000	7,303,338
		9,481,004

TOTAL INFORMATION TECHNOLOGY		148,310,103

MATERIALS - 4.1%
Chemicals - 1.7%
Formosa Plastics Corp.	1,188,000	3,875,519
LG Chemical Ltd.	36,138	10,990,259
Nan Ya Plastics Corp.	1,216,000	3,020,313
		17,886,091
Construction Materials - 1.3%
BBMG Corp. (H Shares) (b)	9,772,000	2,691,616
West China Cement Ltd.	76,304,000	11,287,070
		13,978,686
Metals & Mining - 1.1%
Zijin Mng Group Co. Ltd. (H Shares)	29,330,000	10,883,811

TOTAL MATERIALS		42,748,588

REAL ESTATE - 5.4%
Real Estate Management & Development - 5.4%
Cheung Kong Property Holdings Ltd.	982,500	6,377,145
China Overseas Land and Investment Ltd.	4,074,000	12,754,060
Hongkong Land Holdings Ltd.	1,955,000	11,573,600
Longfor Properties Co. Ltd.	4,308,500	10,460,898
Sino Land Ltd.	8,938,000	14,019,141
		55,184,844
UTILITIES - 2.0%
Gas Utilities - 2.0%
China Gas Holdings Ltd.	3,081,600	9,745,494
China Resource Gas Group Ltd.	2,954,000	11,300,761
		21,046,255
TOTAL COMMON STOCKS
(Cost $928,790,429)		986,357,793

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 2.23% (e)	37,255,581	37,263,032
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	3,037,419	3,037,722
TOTAL MONEY MARKET FUNDS
(Cost $40,300,754)		40,300,754
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $969,091,183)		1,026,658,547
NET OTHER ASSETS (LIABILITIES) - 0.6%		5,891,194
NET ASSETS - 100%		$1,032,549,741

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,009,184 or 0.5% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$832,298
Fidelity Securities Lending Cash Central Fund	181,809
Total	$1,014,107

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$167,531,457	$39,392,067	$128,139,390	$--
Consumer Discretionary	170,558,167	159,019,161	11,539,006	--
Consumer Staples	36,396,727	36,396,727	--	--
Energy	47,726,670	19,120,557	28,606,113	--
Financials	216,373,719	129,272,395	87,101,324	--
Health Care	30,586,317	27,704,437	--	2,881,880
Industrials	49,894,946	49,894,946	--	--
Information Technology	148,310,103	73,641,593	74,668,510	--
Materials	42,748,588	42,748,588	--	--
Real Estate	55,184,844	55,184,844	--	--
Utilities	21,046,255	21,046,255	--	--
Money Market Funds	40,300,754	40,300,754	--	--
Total Investments in Securities:	$1,026,658,547	$693,722,324	$330,054,343	$2,881,880

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$53,713,026
Level 2 to Level 1	$0

The following are reconciliations of Investments in Securities for which Level 3 inputs were used in determining value:

Consumer Discretionary:
Beginning Balance	$11,083,598
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(4,815,354)
Cost of Purchases	--
Proceeds of Sales	(6,268,244)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$--
Other Investments in Securities:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	2,190,445
Net Unrealized Gain (Loss) on Investment Securities	(2,976,464)
Cost of Purchases	2,956,846
Proceeds of Sales	(8,128,190)
Amortization/Accretion	--
Transfers into Level 3	8,839,243
Transfers out of Level 3	--
Ending Balance	$2,881,880
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(2,976,465)

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,982,644) — See accompanying schedule: Unaffiliated issuers (cost $928,790,429)	$986,357,793
Fidelity Central Funds (cost $40,300,754)	40,300,754
Total Investment in Securities (cost $969,091,183)		$1,026,658,547
Foreign currency held at value (cost $10,025)		10,030
Receivable for investments sold		9,556,495
Receivable for fund shares sold		510,423
Dividends receivable		581,142
Distributions receivable from Fidelity Central Funds		65,909
Prepaid expenses		2,812
Other receivables		248,562
Total assets		1,037,633,920
Liabilities
Payable for investments purchased	$263,111
Payable for fund shares redeemed	641,491
Accrued management fee	623,821
Distribution and service plan fees payable	17,704
Other affiliated payables	228,018
Other payables and accrued expenses	272,149
Collateral on securities loaned	3,037,885
Total liabilities		5,084,179
Net Assets		$1,032,549,741
Net Assets consist of:
Paid in capital		$1,012,934,286
Total distributable earnings (loss)		19,615,455
Net Assets		$1,032,549,741
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,423,957 ÷ 815,415 shares)		$28.73
Maximum offering price per share (100/94.25 of $28.73)		$30.48
Class M:
Net Asset Value and redemption price per share ($8,131,547 ÷ 284,850 shares)		$28.55
Maximum offering price per share (100/96.50 of $28.55)		$29.59
Class C:
Net Asset Value and offering price per share ($10,138,026 ÷ 363,375 shares)(a)		$27.90
China Region:
Net Asset Value, offering price and redemption price per share ($969,679,165 ÷ 33,308,224 shares)		$29.11
Class I:
Net Asset Value, offering price and redemption price per share ($20,853,800 ÷ 721,533 shares)		$28.90
Class Z:
Net Asset Value, offering price and redemption price per share ($323,246 ÷ 11,182 shares)		$28.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$25,434,201
Income from Fidelity Central Funds		1,014,107
Income before foreign taxes withheld		26,448,308
Less foreign taxes withheld		(2,663,955)
Total income		23,784,353
Expenses
Management fee	$9,871,085
Transfer agent fees	2,555,372
Distribution and service plan fees	280,341
Accounting and security lending fees	646,400
Custodian fees and expenses	442,271
Independent trustees' fees and expenses	7,222
Registration fees	124,049
Audit	85,132
Legal	3,697
Interest	4,514
Miscellaneous	9,469
Total expenses before reductions	14,029,552
Expense reductions	(473,186)
Total expenses after reductions		13,556,366
Net investment income (loss)		10,227,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,518,556
Fidelity Central Funds	(856)
Foreign currency transactions	(502,302)
Total net realized gain (loss)		94,015,398
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(301,943,119)
Fidelity Central Funds	(365)
Assets and liabilities in foreign currencies	(3,121)
Total change in net unrealized appreciation (depreciation)		(301,946,605)
Net gain (loss)		(207,931,207)
Net increase (decrease) in net assets resulting from operations		$(197,703,220)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,227,987	$6,291,196
Net realized gain (loss)	94,015,398	78,315,721
Change in net unrealized appreciation (depreciation)	(301,946,605)	266,749,225
Net increase (decrease) in net assets resulting from operations	(197,703,220)	351,356,142
Distributions to shareholders	(5,632,793)	–
Distributions to shareholders from net investment income	–	(10,635,865)
Distributions to shareholders from net realized gain	–	(1,988,966)
Total distributions	(5,632,793)	(12,624,831)
Share transactions - net increase (decrease)	(145,112,080)	(22,198,615)
Redemption fees	88,494	258,175
Total increase (decrease) in net assets	(348,359,599)	316,790,871
Net Assets
Beginning of period	1,380,909,340	1,064,118,469
End of period	$1,032,549,741	$1,380,909,340
Other Information
Undistributed net investment income end of period		$5,536,153

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.22	$25.46	$29.34	$34.18	$35.56
Income from Investment Operations
Net investment income (loss)A	.15	.08	.18	.40B	.21
Net realized and unrealized gain (loss)	(5.56)	8.90	(.20)	(.83)	2.01C
Total from investment operations	(5.41)	8.98	(.02)	(.43)	2.22
Distributions from net investment income	(.08)	(.18)	(.27)	(.22)	(.30)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	(.08)	(.23)	(3.86)	(4.46)	(3.61)
Redemption fees added to paid in capitalA	–D	.01	–D	.05	.01
Net asset value, end of period	$28.73	$34.22	$25.46	$29.34	$34.18
Total ReturnE,F	(15.86)%	35.67%	(.13)%	(1.45)%	6.45%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%	1.30%	1.33%	1.28%	1.35%
Expenses net of fee waivers, if any	1.27%	1.30%	1.33%	1.28%	1.35%
Expenses net of all reductions	1.24%	1.29%	1.32%	1.26%	1.35%
Net investment income (loss)	.43%	.28%	.75%	1.26%B	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$23,424	$35,539	$22,937	$32,761	$21,728
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.05	$25.34	$29.18	$34.02	$35.40
Income from Investment Operations
Net investment income (loss)A	.03	(.02)	.10	.30B	.12
Net realized and unrealized gain (loss)	(5.53)	8.88	(.22)	(.83)	1.99C
Total from investment operations	(5.50)	8.86	(.12)	(.53)	2.11
Distributions from net investment income	–	(.11)	(.13)	(.12)	(.19)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	–	(.16)	(3.72)	(4.36)	(3.50)
Redemption fees added to paid in capitalA	–D	.01	–D	.05	.01
Net asset value, end of period	$28.55	$34.05	$25.34	$29.18	$34.02
Total ReturnE,F	(16.15)%	35.25%	(.50)%	(1.79)%	6.15%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.62%	1.65%	1.67%	1.62%	1.65%
Expenses net of fee waivers, if any	1.62%	1.65%	1.67%	1.62%	1.65%
Expenses net of all reductions	1.58%	1.64%	1.67%	1.60%	1.65%
Net investment income (loss)	.08%	(.07)%	.40%	.92%B	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$8,132	$9,763	$5,644	$6,409	$6,305
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.41	$24.82	$28.68	$33.56	$34.99
Income from Investment Operations
Net investment income (loss)A	(.11)	(.13)	–B	.15C	(.02)
Net realized and unrealized gain (loss)	(5.40)	8.73	(.21)	(.80)	1.97D
Total from investment operations	(5.51)	8.60	(.21)	(.65)	1.95
Distributions from net investment income	–	–	(.06)	(.04)	(.08)
Distributions from net realized gain	–	(.02)	(3.59)	(4.24)	(3.31)
Total distributions	–	(.02)	(3.65)	(4.28)	(3.39)
Redemption fees added to paid in capitalA	–B	.01	–B	.05	.01
Net asset value, end of period	$27.90	$33.41	$24.82	$28.68	$33.56
Total ReturnE,F	(16.49)%	34.71%	(.88)%	(2.21)%	5.71%D
Ratios to Average Net AssetsG,H
Expenses before reductions	2.01%	2.05%	2.07%	2.05%	2.07%
Expenses net of fee waivers, if any	2.01%	2.05%	2.07%	2.05%	2.07%
Expenses net of all reductions	1.98%	2.03%	2.06%	2.02%	2.07%
Net investment income (loss)	(.31)%	(.46)%	.01%	.49%C	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,138	$12,952	$11,218	$14,355	$10,445
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.64	$25.78	$29.66	$34.51	$35.83
Income from Investment Operations
Net investment income (loss)A	.26	.17	.26	.51B	.33
Net realized and unrealized gain (loss)	(5.65)	9.00	(.21)	(.84)	2.03C
Total from investment operations	(5.39)	9.17	.05	(.33)	2.36
Distributions from net investment income	(.14)	(.27)	(.35)	(.33)	(.38)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	(.14)	(.32)	(3.93)D	(4.57)	(3.69)
Redemption fees added to paid in capitalA	–E	.01	–E	.05	.01
Net asset value, end of period	$29.11	$34.64	$25.78	$29.66	$34.51
Total ReturnF	(15.62)%	36.10%	.15%	(1.14)%	6.83%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.96%	1.00%	1.02%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	1.00%	1.02%	.98%	1.01%
Expenses net of all reductions	.93%	.99%	1.01%	.96%	1.01%
Net investment income (loss)	.74%	.58%	1.06%	1.55%B	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$969,679	$1,294,775	$1,004,985	$1,262,274	$1,352,761
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

 D Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.41	$25.62	$29.51	$34.39	$35.75
Income from Investment Operations
Net investment income (loss)A	.26	.16	.26	.51B	.34
Net realized and unrealized gain (loss)	(5.61)	8.95	(.20)	(.84)	2.02C
Total from investment operations	(5.35)	9.11	.06	(.33)	2.36
Distributions from net investment income	(.16)	(.28)	(.36)	(.36)	(.43)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	(.16)	(.33)	(3.95)	(4.60)	(3.73)D
Redemption fees added to paid in capitalA	–E	.01	–E	.05	.01
Net asset value, end of period	$28.90	$34.41	$25.62	$29.51	$34.39
Total ReturnF	(15.63)%	36.11%	.16%	(1.14)%	6.87%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	1.00%	.97%	.98%
Expenses net of fee waivers, if any	.98%	1.01%	1.00%	.97%	.98%
Expenses net of all reductions	.95%	.99%	.99%	.95%	.98%
Net investment income (loss)	.72%	.57%	1.07%	1.57%B	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$20,854	$27,880	$19,334	$26,961	$19,404
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

 D Total distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$32.63
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(3.73)
Total from investment operations	(3.72)
Net asset value, end of period	$28.91
Total ReturnC,D	(11.40)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%G
Expenses net of fee waivers, if any	.90%G
Expenses net of all reductions	.87%G
Net investment income (loss)	.57%G
Supplemental Data
Net assets, end of period (000 omitted)	$323
Portfolio turnover rateH	60%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$166,885,742
Gross unrealized depreciation	(110,613,277)
Net unrealized appreciation (depreciation)	$56,272,465
Tax Cost	$970,386,082

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,370,452
Capital loss carryforward	$(45,021,541)
Net unrealized appreciation (depreciation) on securities and other investments	$56,266,545

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(45,021,541)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$5,632,793	$ 12,624,831

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $816,777,335 and $996,955,433, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$83,334	$3,672
Class M	.25%	.25%	55,510	2,032
Class C	.75%	.25%	141,497	30,723
			$280,341	$36,427

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33,964
Class M	4,476
Class C(a)	5,834
$44,274

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$78,350.24
Class M	36,702.33
Class C	31,843.23
China Region	2,346,421.18
Class I	62,051.20
Class Z	5	.05(a)
	$2,555,372

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,192 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,541,333	1.66%	$4,514

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $31,697.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $181,809. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $458,804 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
China Region	$17

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,365.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$79,937	$–
China Region	5,380,060	–
Class I	172,796	–
Total	$5,632,793	$–
From net investment income
Class A	$–	$157,254
Class M	–	24,256
China Region	–	10,242,046
Class I	–	212,309
Total	$–	$10,635,865
From net realized gain
Class A	$–	$43,202
Class M	–	10,926
Class C	–	7,384
China Region	–	1,889,677
Class I	–	37,777
Total	$–	$1,988,966

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	281,109	484,746	$9,945,540	$14,218,284
Reinvestment of distributions	2,311	7,951	78,690	195,750
Shares redeemed	(506,416)	(355,316)	(18,191,086)	(9,896,035)
Net increase (decrease)	(222,996)	137,381	$(8,166,856)	$4,517,999
Class M
Shares sold	116,652	114,104	$4,199,988	$3,376,139
Reinvestment of distributions	–	1,419	–	34,859
Shares redeemed	(118,515)	(51,513)	(4,110,606)	(1,446,359)
Net increase (decrease)	(1,863)	64,010	$89,382	$1,964,639
Class C
Shares sold	141,748	123,999	$4,961,864	$3,531,382
Reinvestment of distributions	–	254	–	6,148
Shares redeemed	(166,005)	(188,578)	(5,613,368)	(4,895,729)
Net increase (decrease)	(24,257)	(64,325)	$(651,504)	$(1,358,199)
China Region
Shares sold	9,405,338	7,507,787	$342,970,076	$224,773,166
Reinvestment of distributions	150,399	469,834	5,175,224	11,675,364
Shares redeemed	(13,622,290)	(9,588,795)	(481,771,408)	(265,714,287)
Net increase (decrease)	(4,066,553)	(1,611,174)	$(133,626,108)	$(29,265,757)
Class I
Shares sold	748,387	659,273	$26,698,679	$19,707,002
Reinvestment of distributions	4,532	8,728	154,844	215,492
Shares redeemed	(841,495)	(612,455)	(29,947,068)	(17,979,791)
Net increase (decrease)	(88,576)	55,546	$(3,093,545)	$1,942,703
Class Z
Shares sold	11,185	–	$336,639	$–
Shares redeemed	(3)	–	(88)	–
Net increase (decrease)	11,182	–	$336,551	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity China Region Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity China Region Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for each Class, except Class Z, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.27%
Actual		$1,000.00	$806.80	$5.78-B
Hypothetical-C		$1,000.00	$1,018.50	$6.46-D
Class M	1.62%
Actual		$1,000.00	$805.40	$7.37-B
Hypothetical-C		$1,000.00	$1,017.04	$8.24-D
Class C	2.01%
Actual		$1,000.00	$803.60	$9.14-B
Hypothetical-C		$1,000.00	$1,015.07	$10.21-D
China Region	.96%
Actual		$1,000.00	$807.70	$4.37-B
Hypothetical-C		$1,000.00	$1,020.37	$4.89-D
Class I	.98%
Actual		$1,000.00	$807.70	$4.47-B
Hypothetical-C		$1,000.00	$1,020.27	$4.99-D
Class Z	.90%
Actual		$1,000.00	$886.00	$.70-E
Hypothetical-C		$1,000.00	$1,020.67	$4.58-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018).

Distributions (Unaudited)

Class A designates 100%; Retail Class designates 100%; and Class I designates 94%; of the dividend distributed in December, 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity China Region
Class A	12/11/17	$0.1269	$0.0519
Class M	12/11/17	$0.0000	$0.0000
Class C	12/11/17	$0.0000	$0.0000
China Region	12/11/17	$0.1939	$0.0519
Class I	12/11/17	$0.2079	$0.0519

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity China Region Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AHKC-ANN-1218
1.861459.110

Fidelity® Emerging Markets Fund Class K Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	(14.39)%	2.46%	8.15%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$21,893	Fidelity® Emerging Markets Fund - Class K
$21,968	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year, the fund’s share classes returned roughly returned roughly-14% to -15%, trailing the -12.49% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, positioning in energy was the biggest detractor, along with security selection within communication services and consumer staples. Geographically, stock picks in China and India detracted the most by far. Among individual stocks, avoiding strong-performing, Brazil-based metals miner Vale hampered relative performance the most. Avoiding a trio of state-run energy giants, Brazil’s Petroleo Brasileiro (aka Petrobras), Russia’s Lukoil, and China’s CNOOC, also worked against us. Additionally, Argentine bank Banco Macro detracted but was not held in the fund at period end. Turning to sectors, stock selection in information technology was the largest relative contributor. I'll note that the fund's small cash position – representing about 1% of assets, on average – helped our relative result considerably in a down market. Regionally, out-of-benchmark exposure to the United States and continental Europe aided relative results. The top individual contributor was an overweight stake in Brazil-based reinsurance provider IRB Brasil Resseguros due to the stock’s strong showing and timely positioning on our part. Another contributor was an out-of-benchmark stake in Wirecard, a Germany-based provider of online payment processing purchased during the period. Lastly, avoiding weak-performing benchmark name Hon Hai Precision also proved beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Cayman Islands	15.6%
India	11.8%
United States of America*	9.0%
China	8.5%
Brazil	8.3%
Taiwan	7.1%
Korea (South)	6.6%
South Africa	5.2%
Russia	3.0%
Other	24.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.4
Short-Term Investments and Net Other Assets (Liabilities)	1.6

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.1
Naspers Ltd. Class N (South Africa, Media)	2.2
Itau Unibanco Holding SA (Brazil, Banks)	1.7
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.7
Baidu.com, Inc. sponsored ADR (Cayman Islands, Interactive Media & Services)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.4
28.4

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	20.7
Consumer Discretionary	17.5
Information Technology	16.8
Consumer Staples	10.6
Communication Services	10.4
Materials	8.5
Industrials	6.8
Energy	2.4
Real Estate	2.1
Health Care	2.0

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Belgium - 0.6%
Umicore SA	573,738	$27,027,026
Bermuda - 1.0%
Credicorp Ltd. (United States)	198,832	44,878,371
Brazil - 5.7%
BM&F BOVESPA SA	5,551,900	39,593,558
CVC Brasil Operadora e Agencia de Viagens SA	1,818,200	27,652,860
IRB Brasil Resseguros SA	1,595,600	31,067,359
Localiza Rent A Car SA	4,890,900	37,784,059
Lojas Renner SA	3,464,000	34,998,361
Notre Dame Intermedica Participacoes SA	4,813,100	31,207,874
Rumo SA (a)	4,527,400	20,255,599
Suzano Papel e Celulose SA	2,741,700	27,884,817

TOTAL BRAZIL		250,444,487

Cayman Islands - 15.6%
58.com, Inc. ADR (a)	481,400	31,575,026
Alibaba Group Holding Ltd. sponsored ADR (a)	1,265,700	180,083,796
Baidu.com, Inc. sponsored ADR (a)	375,500	71,367,530
Baozun, Inc. sponsored ADR (a)(b)	683,300	27,202,173
Huazhu Group Ltd. ADR	1,064,400	27,844,704
New Oriental Education & Technology Group, Inc. sponsored ADR	641,983	37,562,425
Shenzhou International Group Holdings Ltd.	2,953,000	32,610,486
Sunny Optical Technology Group Co. Ltd.	3,216,400	27,890,410
TAL Education Group ADR (a)	1,322,800	38,334,744
Tencent Holdings Ltd.	6,071,300	207,998,267

TOTAL CAYMAN ISLANDS		682,469,561

Chile - 1.4%
Banco Santander Chile sponsored ADR	1,078,100	31,760,826
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	707,500	30,995,575

TOTAL CHILE		62,756,401

China - 8.5%
China International Travel Service Corp. Ltd. (A Shares)	3,781,271	29,098,167
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	4,288,035	23,396,044
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	7,402,760	25,681,735
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	8,441,746	26,720,628
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	2,165,394	27,438,185
Kweichow Moutai Co. Ltd. (A Shares)	387,984	30,529,688
Midea Group Co. Ltd. Class A	5,333,848	28,322,196
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	7,847,500	73,902,266
Shanghai International Airport Co. Ltd. (A Shares)	4,000,604	28,417,413
Shenzhen Inovance Technology Co. Ltd. Class A	7,845,981	25,059,809
Wuliangye Yibin Co. Ltd. Class A	3,744,749	25,848,439
Yunnan Baiyao Group Co. Ltd. (c)	2,592,537	26,101,349

TOTAL CHINA		370,515,919

France - 2.9%
Hermes International SCA	45,401	25,968,839
Kering SA	59,505	26,527,986
LVMH Moet Hennessy - Louis Vuitton SA	82,558	25,048,545
Pernod Ricard SA	169,200	25,833,662
Thales SA	179,100	22,922,910

TOTAL FRANCE		126,301,942

Germany - 1.2%
adidas AG	115,943	27,315,150
Wirecard AG	134,400	25,178,538

TOTAL GERMANY		52,493,688

Hong Kong - 1.8%
AIA Group Ltd.	3,526,600	26,690,263
China Resources Beer Holdings Co. Ltd.	8,206,000	28,515,038
Techtronic Industries Co. Ltd.	5,167,500	24,183,685

TOTAL HONG KONG		79,388,986

India - 11.8%
Adani Ports & Special Economic Zone Ltd.	3,047,827	13,139,530
Asian Paints Ltd.	1,828,345	30,416,383
Dabur India Ltd.	4,840,700	25,181,981
Eicher Motors Ltd.	91,902	27,168,746
Godrej Consumer Products Ltd.	2,965,096	29,059,625
HDFC Bank Ltd.	1,005,397	26,100,372
Hindustan Unilever Ltd.	1,739,000	38,130,561
Housing Development Finance Corp. Ltd.	2,595,046	62,077,949
Indraprastha Gas Ltd.	7,397,561	26,735,642
IndusInd Bank Ltd.	1,298,822	25,026,382
ITC Ltd.	9,395,700	35,583,228
Kotak Mahindra Bank Ltd.	1,650,248	24,971,269
Maruti Suzuki India Ltd.	381,295	34,110,333
Pidilite Industries Ltd.	1,859,927	24,112,912
Reliance Industries Ltd.	4,430,318	63,570,511
Titan Co. Ltd.	2,614,381	29,855,411

TOTAL INDIA		515,240,835

Indonesia - 1.8%
PT Bank Central Asia Tbk	25,428,800	39,558,699
PT Bank Rakyat Indonesia Tbk	185,489,300	38,433,895

TOTAL INDONESIA		77,992,594

Ireland - 0.6%
Accenture PLC Class A	165,600	26,101,872
Japan - 0.6%
Keyence Corp.	52,200	25,583,019
Kenya - 0.5%
Safaricom Ltd.	97,837,300	22,279,307
Korea (South) - 6.6%
LG Chemical Ltd.	133,227	40,516,888
LG Household & Health Care Ltd.	37,634	34,434,615
Samsung Electronics Co. Ltd.	5,742,227	213,383,372

TOTAL KOREA (SOUTH)		288,334,875

Mexico - 2.5%
Embotelladoras Arca S.A.B. de CV	3,740,900	18,812,004
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	3,067,657	25,378,497
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,748,120	29,056,662
Wal-Mart de Mexico SA de CV Series V	14,901,600	38,058,657

TOTAL MEXICO		111,305,820

Netherlands - 1.8%
ASML Holding NV (Netherlands)	151,100	26,026,088
Ferrari NV	220,300	25,825,609
Yandex NV Series A (a)	944,800	28,466,824

TOTAL NETHERLANDS		80,318,521

Philippines - 2.8%
Ayala Corp.	1,699,845	29,265,442
Ayala Land, Inc.	41,229,600	30,592,167
SM Investments Corp.	1,843,793	31,053,646
SM Prime Holdings, Inc.	49,490,400	31,303,694

TOTAL PHILIPPINES		122,214,949

Russia - 3.0%
Alrosa Co. Ltd.	19,248,600	29,191,220
NOVATEK OAO GDR (Reg. S)	258,022	43,734,729
Sberbank of Russia	19,591,110	56,310,443

TOTAL RUSSIA		129,236,392

South Africa - 5.2%
Capitec Bank Holdings Ltd.	440,000	29,547,182
Discovery Ltd.	2,747,985	29,418,015
FirstRand Ltd.	9,344,300	40,734,244
Mondi Ltd.	1,238,966	29,636,084
Naspers Ltd. Class N	545,712	95,906,225

TOTAL SOUTH AFRICA		225,241,750

Spain - 0.6%
Amadeus IT Holding SA Class A	319,400	25,750,675
Sweden - 0.6%
Hexagon AB (B Shares)	523,000	25,638,067
Switzerland - 0.7%
Sika AG	222,619	28,558,184
Taiwan - 7.1%
E.SUN Financial Holdings Co. Ltd.	47,252,000	31,287,156
Formosa Chemicals & Fibre Corp.	10,897,000	39,420,035
Formosa Plastics Corp.	12,358,000	40,314,530
Taiwan Semiconductor Manufacturing Co. Ltd.	26,654,000	199,988,659

TOTAL TAIWAN		311,010,380

Thailand - 1.6%
Airports of Thailand PCL (For. Reg.)	17,046,300	32,899,976
C.P. ALL PCL (For. Reg.)	17,195,400	34,873,059

TOTAL THAILAND		67,773,035

United Arab Emirates - 0.7%
National Bank of Abu Dhabi PJSC	7,579,300	28,516,648
United Kingdom - 1.2%
British American Tobacco PLC (United Kingdom)	541,200	23,461,165
NMC Health PLC	646,200	29,173,361

TOTAL UNITED KINGDOM		52,634,526

United States of America - 7.4%
American Tower Corp.	186,700	29,089,727
Amphenol Corp. Class A	315,600	28,246,200
Constellation Brands, Inc. Class A (sub. vtg.)	121,900	24,286,137
MasterCard, Inc. Class A	133,200	26,329,644
MercadoLibre, Inc.	94,800	30,762,600
Moody's Corp.	168,100	24,455,188
MSCI, Inc.	175,300	26,361,614
NVIDIA Corp.	116,300	24,519,529
S&P Global, Inc.	145,000	26,436,400
Sherwin-Williams Co.	67,300	26,480,531
TransDigm Group, Inc. (a)	75,900	25,065,975
Visa, Inc. Class A	215,900	29,761,815

TOTAL UNITED STATES OF AMERICA		321,795,360

TOTAL COMMON STOCKS
(Cost $3,427,002,516)		4,181,803,190

Nonconvertible Preferred Stocks - 2.6%
Brazil - 2.6%
Itau Unibanco Holding SA	5,601,610	74,131,209
Itausa-Investimentos Itau SA (PN)	13,660,100	41,257,430

TOTAL BRAZIL		115,388,639

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $86,779,526)		115,388,639

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 2.23% (d)	66,563,248	66,576,561
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	50,689,171	50,694,240
TOTAL MONEY MARKET FUNDS
(Cost $117,270,801)		117,270,801
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $3,631,052,843)		4,414,462,630
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(50,020,167)
NET ASSETS - 100%		$4,364,442,463

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,111,045
Fidelity Securities Lending Cash Central Fund	406,557
Total	$1,517,602

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$457,593,179	$249,594,912	$207,998,267	$--
Consumer Discretionary	763,872,860	738,824,315	25,048,545	--
Consumer Staples	466,766,672	443,305,507	23,461,165	--
Energy	107,305,240	107,305,240	--	--
Financials	901,782,180	819,371,365	82,410,815	--
Health Care	86,482,584	60,381,235	--	26,101,349
Industrials	291,034,076	291,034,076	--	--
Information Technology	730,079,623	504,064,876	226,014,747	--
Materials	374,554,185	374,554,185	--	--
Real Estate	90,985,588	90,985,588	--	--
Utilities	26,735,642	26,735,642	--	--
Money Market Funds	117,270,801	117,270,801	--	--
Total Investments in Securities:	$4,414,462,630	$3,823,427,742	$564,933,539	$26,101,349

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $51,529,613) — See accompanying schedule: Unaffiliated issuers (cost $3,513,782,042)	$4,297,191,829
Fidelity Central Funds (cost $117,270,801)	117,270,801
Total Investment in Securities (cost $3,631,052,843)		$4,414,462,630
Cash		2,192
Foreign currency held at value (cost $12,042,587)		11,979,768
Receivable for investments sold		67,655,064
Receivable for fund shares sold		27,032,216
Dividends receivable		4,319,121
Distributions receivable from Fidelity Central Funds		221,141
Prepaid expenses		9,467
Other receivables		2,013,803
Total assets		4,527,695,402
Liabilities
Payable for investments purchased	$102,709,520
Payable for fund shares redeemed	5,766,040
Accrued management fee	2,524,440
Other affiliated payables	750,553
Other payables and accrued expenses	816,431
Collateral on securities loaned	50,685,955
Total liabilities		163,252,939
Net Assets		$4,364,442,463
Net Assets consist of:
Paid in capital		$3,851,282,396
Total distributable earnings (loss)		513,160,067
Net Assets		$4,364,442,463
Net Asset Value and Maximum Offering Price
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,493,583,427 ÷ 131,038,172 shares)		$26.66
Class K:
Net Asset Value, offering price and redemption price per share ($870,859,036 ÷ 32,617,794 shares)		$26.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$93,408,401
Income from Fidelity Central Funds		1,517,602
Income before foreign taxes withheld		94,926,003
Less foreign taxes withheld		(9,498,462)
Total income		85,427,541
Expenses
Management fee	$35,319,356
Transfer agent fees	8,111,400
Accounting and security lending fees	1,574,293
Custodian fees and expenses	1,975,496
Independent trustees' fees and expenses	25,592
Registration fees	188,568
Audit	174,577
Legal	13,856
Interest	67,176
Miscellaneous	33,251
Total expenses before reductions	47,483,565
Expense reductions	(1,820,359)
Total expenses after reductions		45,663,206
Net investment income (loss)		39,764,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(46,893,348)
Fidelity Central Funds	11,976
Foreign currency transactions	639,248
Total net realized gain (loss)		(46,242,124)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $8,307,470)	(732,652,567)
Assets and liabilities in foreign currencies	(336,190)
Total change in net unrealized appreciation (depreciation)		(732,988,757)
Net gain (loss)		(779,230,881)
Net increase (decrease) in net assets resulting from operations		$(739,466,546)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,764,335	$34,645,276
Net realized gain (loss)	(46,242,124)	212,503,902
Change in net unrealized appreciation (depreciation)	(732,988,757)	865,316,825
Net increase (decrease) in net assets resulting from operations	(739,466,546)	1,112,466,003
Distributions to shareholders	(31,488,954)	–
Distributions to shareholders from net investment income	–	(23,974,554)
Total distributions	(31,488,954)	(23,974,554)
Share transactions - net increase (decrease)	277,115,896	96,080,893
Redemption fees	97,832	379,582
Total increase (decrease) in net assets	(493,741,772)	1,184,951,924
Net Assets
Beginning of period	4,858,184,235	3,673,232,311
End of period	$4,364,442,463	$4,858,184,235
Other Information
Undistributed net investment income end of period		$25,936,057

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.37	$24.25	$22.55	$25.44	$24.43
Income from Investment Operations
Net investment income (loss)A	.24	.22	.14	.19	.17
Net realized and unrealized gain (loss)	(4.76)	7.05	1.66	(2.91)	.86
Total from investment operations	(4.52)	7.27	1.80	(2.72)	1.03
Distributions from net investment income	(.16)	(.15)	(.11)	(.14)	(.02)
Distributions from net realized gain	(.03)	–	–	(.03)	–
Total distributions	(.19)	(.15)	(.11)	(.17)	(.02)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$26.66	$31.37	$24.25	$22.55	$25.44
Total ReturnC	(14.51)%	30.21%	8.07%	(10.76)%	4.22%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.97%	1.01%	1.05%	1.07%
Expenses net of fee waivers, if any	.96%	.97%	1.01%	1.05%	1.07%
Expenses net of all reductions	.92%	.96%	1.00%	1.03%	1.07%
Net investment income (loss)	.75%	.83%	.61%	.78%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$3,493,583	$3,933,401	$3,014,957	$2,738,934	$2,370,927
Portfolio turnover rateF	86%	81%	79%	107%	94%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.41	$24.28	$22.58	$25.48	$24.42
Income from Investment Operations
Net investment income (loss)A	.28	.26	.18	.24	.23
Net realized and unrealized gain (loss)	(4.76)	7.06	1.66	(2.92)	.86
Total from investment operations	(4.48)	7.32	1.84	(2.68)	1.09
Distributions from net investment income	(.20)	(.19)	(.15)	(.20)	(.03)
Distributions from net realized gain	(.03)	–	–	(.03)	–
Total distributions	(.23)	(.19)	(.15)	(.22)B	(.03)
Redemption fees added to paid in capitalA	–C	–C	.01	–C	–C
Net asset value, end of period	$26.70	$31.41	$24.28	$22.58	$25.48
Total ReturnD	(14.39)%	30.44%	8.27%	(10.60)%	4.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.83%	.84%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.82%	.84%	.85%	.85%
Expenses net of all reductions	.78%	.81%	.83%	.83%	.85%
Net investment income (loss)	.89%	.98%	.78%	.98%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$870,859	$924,783	$658,276	$554,041	$623,430
Portfolio turnover rateG	86%	81%	79%	107%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$965,821,208
Gross unrealized depreciation	(202,039,818)
Net unrealized appreciation (depreciation)	$763,781,390
Tax Cost	$3,650,681,240

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,270,963
Capital loss carryforward	$(283,030,927)
Net unrealized appreciation (depreciation) on securities and other investments	$762,920,030

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(283,030,927)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$31,488,954	$ 23,974,554

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,656,310,271 and $4,329,509,065, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$7,663,973.19
Class K	447,427.05
	$8,111,400

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,480 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$31,180,000	1.74%	$54,365

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $12,988.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,093 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,039,282. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $406,557, including $10,939 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $48,041,600. The weighted average interest rate was 1.92%. The interest expense amounted to $12,811 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,759,743 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,179.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $51,437.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Emerging Markets	$24,827,626	$–
Class K	6,661,328	–
Total	$31,488,954	$–
From net investment income
Emerging Markets	$–	$18,744,412
Class K	–	5,230,142
Total	$–	$23,974,554

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Emerging Markets
Shares sold	49,869,535	35,833,343	$1,579,168,818	$958,972,147
Reinvestment of distributions	746,970	790,787	23,634,137	17,864,538
Shares redeemed	(44,964,469)	(35,588,763)	(1,422,584,142)	(943,601,756)
Net increase (decrease)	5,652,036	1,035,367	$180,218,813	$33,234,929
Class K
Shares sold	12,153,123	9,726,562	$380,393,513	$257,288,456
Reinvestment of distributions	210,535	231,437	6,661,328	5,230,142
Shares redeemed	(9,189,434)	(7,627,038)	(290,157,758)	(199,672,634)
Net increase (decrease)	3,174,224	2,330,961	$96,897,083	$62,845,964

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Emerging Markets	.95%
Actual		$1,000.00	$824.90	$4.37
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Class K	.81%
Actual		$1,000.00	$825.30	$3.73
Hypothetical-C		$1,000.00	$1,021.12	$4.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Fund
Emerging Markets	12/10/18	12/07/18	$0.217	$0.003
Class K	12/10/18	12/07/18	$0.263	$0.003

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Retail	Class K
Fidelity Emerging Markets Fund
December, 2017	7%	6%

Emerging Markets and Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Fund
Emerging Markets	12/11/2017	$0.2303	$0.0413
Class K	12/11/2017	$0.2683	$0.0413

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Emerging Markets Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EMF-K-ANN-1218
1.863015.110

Fidelity Advisor® Europe Fund - Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018 Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Europe Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(14.53)%	0.32%	6.31%
Class M (incl. 3.50% sales charge)	(12.80)%	0.52%	6.41%
Class C (incl. contingent deferred sales charge)	(10.92)%	0.78%	6.56%
Class I	(9.02)%	1.85%	7.12%
Class Z	(9.02)%	1.85%	7.12%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between March 18, 2014 and October 2, 2018, are those of Class I. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$18,445	Fidelity Advisor® Europe Fund - Class A
$19,334	MSCI Europe Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly between -9% and -10%, trailing the -8.08% decline of its benchmark, the MSCI Europe Index. The European markets experienced a significant shift this period, as a more aggressive trade stance from the U.S., coupled with an economic slowdown in China, dampened Europe's growth outlook and overall investor sentiment toward stocks. Versus the MSCI index, stock selection in health care, materials and consumer staples detracted most. An underweighting in the strong-performing energy sector, as well as positioning in the diversified financials and transportation industries, hurt to a lesser extent. The fund's biggest individual detractor was an out-of-benchmark position in Sweden's medical technology firm Getinge, which encountered challenges in its business restructuring. Also weighing on the fund's relative result was an overweighted position in Danish conglomerate A.P. Moller-Maersk. The company has a significant container-shipping business, and concerns about a global economic downturn, geopolitical risk and trade tensions weighed on the stock’s price. Conversely, stock picking in consumer discretionary and communication services boosted the fund’s relative performance. A sizable out-of-benchmark position in Kambi Group, a sports-betting infrastructure firm listed on Sweden’s First North stock exchange, with headquarters in Malta, was the fund's top contributor. Kambi's stock benefited from profit-margin and product-pipeline growth. An outsized stake in Norway-based international media group Schibsted also contributed. Litigation income received during the period also added to the fund’s return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Andrew Sergeant became Co-Manager of the fund on May 31, 2018, assuming portfolio management responsibilities while Stefan Lindblad was on a three-month leave of absence. On September 1, 2018, Stefan Lindblad left the firm, leaving Andrew Sergeant as sole manager of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United Kingdom	28.0%
Sweden	15.3%
Germany	14.4%
France	9.4%
Switzerland	4.6%
Spain	4.1%
United States of America*	3.6%
Italy	3.3%
Denmark	2.9%
Other	14.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Unilever PLC (United Kingdom, Personal Products)	3.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2
SAP SE (Germany, Software)	3.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.0
Total SA (France, Oil, Gas & Consumable Fuels)	2.6
Capgemini SA (France, IT Services)	2.5
Schibsted ASA (A Shares) (Norway, Media)	2.3
Vostok New Ventures Ltd. (depositary receipt) (Bermuda, Capital Markets)	2.1
Arjo AB (Sweden, Health Care Equipment & Supplies)	2.0
Rolls-Royce Holdings PLC (United Kingdom, Aerospace & Defense)	2.0
26.6

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	22.6
Industrials	20.2
Health Care	11.5
Consumer Staples	10.6
Information Technology	8.7
Consumer Discretionary	7.1
Energy	6.8
Materials	3.8
Real Estate	3.4
Communication Services	3.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Austria - 0.8%
Mayr-Melnhof Karton AG	58,900	$7,458,523
Belgium - 1.2%
KBC Groep NV	171,400	11,822,895
Bermuda - 2.1%
Vostok New Ventures Ltd. (depositary receipt) (a)	2,791,131	21,228,230
Canada - 0.8%
Lundin Mining Corp. (Sweden)	1,883,900	7,744,635
Denmark - 2.9%
A.P. Moller - Maersk A/S Series B	14,412	18,190,978
Scandinavian Tobacco Group A/S (b)	721,700	10,951,117

TOTAL DENMARK		29,142,095

Finland - 0.8%
Nokian Tyres PLC	259,800	8,262,890
France - 9.4%
Altarea SCA	47,600	10,470,126
Amundi SA (b)	198,500	11,821,615
Capgemini SA	198,800	24,318,449
Compagnie de St. Gobain	321,100	12,096,294
The Vicat Group	158,300	8,516,679
Total SA (c)	436,107	25,588,763

TOTAL FRANCE		92,811,926

Germany - 14.4%
Bertrandt AG	162,700	13,471,026
Deutsche Post AG	427,500	13,498,428
Fresenius Medical Care AG & Co. KGaA	167,000	13,112,257
Fresenius SE & Co. KGaA	82,300	5,230,645
Hannover Reuck SE	109,600	14,784,888
Instone Real Estate Group BV (b)	432,200	10,138,194
JOST Werke AG (b)	197,400	6,886,421
LEG Immobilien AG	129,947	14,226,851
MTU Aero Engines Holdings AG	85,700	18,229,390
SAP SE	284,237	30,434,249
WashTec AG	29,300	2,260,011

TOTAL GERMANY		142,272,360

Ireland - 2.5%
Ryanair Holdings PLC sponsored ADR (a)	164,767	13,642,708
United Drug PLC (United Kingdom)	1,420,241	11,473,025

TOTAL IRELAND		25,115,733

Italy - 2.3%
Banca Generali SpA	540,400	10,423,792
Buzzi Unicem SpA	159,884	3,074,047
Prada SpA	2,537,100	8,961,760

TOTAL ITALY		22,459,599

Malta - 2.0%
Kambi Group PLC (a)	696,109	19,283,219
Netherlands - 1.9%
Intertrust NV (b)	1,165,980	18,819,223
Norway - 2.3%
Schibsted ASA (A Shares)	643,050	22,282,249
Spain - 2.3%
Prosegur Cash SA (b)	7,417,400	14,702,307
Prosegur Compania de Seguridad SA (Reg.)	1,369,300	7,612,002

TOTAL SPAIN		22,314,309

Sweden - 15.3%
Arjo AB	5,751,984	19,548,002
Essity AB Class B	798,700	18,232,510
Getinge AB (B Shares)	1,579,484	15,516,696
Indutrade AB	763,100	18,312,098
Investor AB (B Shares)	428,571	18,578,443
Securitas AB (B Shares)	923,100	15,831,950
Swedbank AB (A Shares)	744,300	16,762,946
Swedish Match Co. AB	285,000	14,522,273
Telefonaktiebolaget LM Ericsson (B Shares)	1,564,600	13,622,594

TOTAL SWEDEN		150,927,512

Switzerland - 4.6%
Julius Baer Group Ltd.	300,090	13,685,539
Roche Holding AG (participation certificate)	128,900	31,369,415

TOTAL SWITZERLAND		45,054,954

United Kingdom - 28.0%
Admiral Group PLC	433,600	11,156,600
BCA Marketplace PLC	4,012,800	10,335,259
BP PLC	4,090,400	29,547,906
British American Tobacco PLC (United Kingdom)	394,200	17,088,676
Close Brothers Group PLC	527,400	9,923,086
Cranswick PLC	178,900	6,608,562
John Wood Group PLC	1,301,400	11,880,356
Lloyds Banking Group PLC	25,862,500	18,872,902
Melrose Industries PLC	4,530,100	9,765,465
Micro Focus International PLC	1,056,358	16,375,890
Prudential PLC	779,405	15,606,513
Rightmove PLC	1,808,000	10,449,121
Rolls-Royce Holdings PLC	1,807,300	19,381,833
Rotork PLC	2,224,100	8,522,848
Sabre Insurance Group PLC (b)	3,300,000	11,135,678
St. James's Place Capital PLC	944,900	12,240,761
Standard Life PLC	3,073,175	10,625,598
The Weir Group PLC	452,900	9,181,303
Unilever PLC	704,500	37,317,108

TOTAL UNITED KINGDOM		276,015,465

United States of America - 1.7%
Autoliv, Inc. (depositary receipt)	126,400	10,489,191
Veoneer, Inc. unit (a)	187,300	6,282,460

TOTAL UNITED STATES OF AMERICA		16,771,651

TOTAL COMMON STOCKS
(Cost $938,765,127)		939,787,468

Nonconvertible Preferred Stocks - 2.8%
Italy - 1.0%
Buzzi Unicem SpA (Risparmio Shares)	889,200	9,990,952
Spain - 1.8%
Grifols SA Class B	850,250	17,669,517
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)	83,135,800	106,264
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $23,650,077)		27,766,733

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 2.23% (d)	6,484,554	6,485,851
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	431	431
TOTAL MONEY MARKET FUNDS
(Cost $6,486,282)		6,486,282
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $968,901,486)		974,040,483
NET OTHER ASSETS (LIABILITIES) - 1.2%		11,899,866
NET ASSETS - 100%		$985,940,349

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $84,454,555 or 8.6% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$127,127
Fidelity Securities Lending Cash Central Fund	322,082
Total	$449,209

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Vostok Emerging Finance Ltd. (depository receipt)	$11,714,677	$--	$11,078,143	$--	$4,218,176	$(4,854,710)	$--
Total	$11,714,677	$--	$11,078,143	$--	$4,218,176	$(4,854,710)	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$32,731,370	$32,731,370	$--	$--
Consumer Discretionary	70,501,200	70,501,200	--	--
Consumer Staples	104,720,246	50,314,462	54,405,784	--
Energy	67,017,025	11,880,356	55,136,669	--
Financials	223,371,793	175,206,839	48,164,954	--
Health Care	113,919,557	46,537,723	67,381,834	--
Industrials	198,921,821	135,754,288	63,167,533	--
Information Technology	84,751,182	24,318,449	60,432,733	--
Materials	36,784,836	36,784,836	--	--
Real Estate	34,835,171	34,835,171	--	--
Money Market Funds	6,486,282	6,486,282	--	--
Total Investments in Securities:	$974,040,483	$625,350,976	$348,689,507	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$47,154,143
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $59) — See accompanying schedule: Unaffiliated issuers (cost $962,415,204)	$967,554,201
Fidelity Central Funds (cost $6,486,282)	6,486,282
Total Investment in Securities (cost $968,901,486)		$974,040,483
Receivable for investments sold		5,149,724
Receivable for fund shares sold		5,215,718
Dividends receivable		3,624,073
Distributions receivable from Fidelity Central Funds		8,641
Prepaid expenses		2,183
Other receivables		92,906
Total assets		988,133,728
Liabilities
Payable to custodian bank	$40,218
Payable for fund shares redeemed	1,282,276
Accrued management fee	556,138
Transfer agent fee payable	157,241
Distribution and service plan fees payable	16,082
Other affiliated payables	39,315
Other payables and accrued expenses	102,048
Collateral on securities loaned	61
Total liabilities		2,193,379
Net Assets		$985,940,349
Net Assets consist of:
Paid in capital		$893,800,915
Total distributable earnings (loss)		92,139,434
Net Assets		$985,940,349
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($19,530,990 ÷ 519,368 shares)		$37.61
Maximum offering price per share (100/94.25 of $37.61)		$39.90
Class M:
Net Asset Value and redemption price per share ($7,257,145 ÷ 193,183 shares)		$37.57
Maximum offering price per share (100/96.50 of $37.57)		$38.93
Class C:
Net Asset Value and offering price per share ($10,060,437 ÷ 270,212 shares)(a)		$37.23
Europe:
Net Asset Value, offering price and redemption price per share ($941,670,053 ÷ 24,976,209 shares)		$37.70
Class I:
Net Asset Value, offering price and redemption price per share ($7,317,649 ÷ 194,171 shares)		$37.69
Class Z:
Net Asset Value, offering price and redemption price per share ($104,075 ÷ 2,761 shares)		$37.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$27,128,135
Income from Fidelity Central Funds		449,209
Income before foreign taxes withheld		27,577,344
Less foreign taxes withheld		(2,504,065)
Total income		25,073,279
Expenses
Management fee
Basic fee	$8,243,879
Performance adjustment	274,992
Transfer agent fees	2,047,572
Distribution and service plan fees	215,981
Accounting and security lending fees	550,471
Custodian fees and expenses	127,237
Independent trustees' fees and expenses	5,950
Registration fees	85,513
Audit	81,012
Legal	3,081
Interest	2,196
Miscellaneous	57,483
Total expenses before reductions	11,695,367
Expense reductions	(12,551)
Total expenses after reductions		11,682,816
Net investment income (loss)		13,390,463
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	92,840,506
Fidelity Central Funds	(1,043)
Other affiliated issuers	4,218,176
Foreign currency transactions	(293,773)
Total net realized gain (loss)		96,763,866
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(203,717,400)
Fidelity Central Funds	1,261
Other affiliated issuers	(4,854,710)
Assets and liabilities in foreign currencies	7,709
Total change in net unrealized appreciation (depreciation)		(208,563,140)
Net gain (loss)		(111,799,274)
Net increase (decrease) in net assets resulting from operations		$(98,408,811)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,390,463	$12,136,756
Net realized gain (loss)	96,763,866	23,964,986
Change in net unrealized appreciation (depreciation)	(208,563,140)	241,642,484
Net increase (decrease) in net assets resulting from operations	(98,408,811)	277,744,226
Distributions to shareholders	(31,260,216)	–
Distributions to shareholders from net investment income	–	(11,727,868)
Distributions to shareholders from net realized gain	–	(3,911,466)
Total distributions	(31,260,216)	(15,639,334)
Share transactions - net increase (decrease)	(276,592,457)	25,014,944
Redemption fees	–	434
Total increase (decrease) in net assets	(406,261,484)	287,120,270
Net Assets
Beginning of period	1,392,201,833	1,105,081,563
End of period	$985,940,349	$1,392,201,833
Other Information
Undistributed net investment income end of period		$11,925,792

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.47	$34.17	$37.06	$36.24	$39.45
Income from Investment Operations
Net investment income (loss)B	.34	.26	.22	.37	.47
Net realized and unrealized gain (loss)	(4.21)C	8.39	(2.67)	1.29	(3.68)
Total from investment operations	(3.87)	8.65	(2.45)	1.66	(3.21)
Distributions from net investment income	(.33)	(.22)	(.29)	(.84)	–
Distributions from net realized gain	(.66)	(.13)	(.15)	–	–
Total distributions	(.99)	(.35)	(.44)	(.84)	–
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$37.61	$42.47	$34.17	$37.06	$36.24
Total ReturnE,F,G	(9.31)%C	25.61%	(6.69)%	4.63%	(8.14)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.28%	1.32%	1.39%	1.33%	1.35%J
Expenses net of fee waivers, if any	1.28%	1.32%	1.39%	1.33%	1.35%J
Expenses net of all reductions	1.28%	1.28%	1.38%	1.31%	1.35%J
Net investment income (loss)	.82%	.70%	.62%	.98%	1.94%J
Supplemental Data
Net assets, end of period (000 omitted)	$19,531	$20,925	$17,267	$23,381	$23,633
Portfolio turnover rateK	57%	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74)%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.47	$34.13	$36.94	$36.18	$39.45
Income from Investment Operations
Net investment income (loss)B	.21	.15	.11	.26	.40
Net realized and unrealized gain (loss)	(4.23)C	8.41	(2.67)	1.29	(3.67)
Total from investment operations	(4.02)	8.56	(2.56)	1.55	(3.27)
Distributions from net investment income	(.23)	(.09)	(.09)	(.79)	–
Distributions from net realized gain	(.66)	(.13)	(.15)	–	–
Total distributions	(.88)D	(.22)	(.25)E	(.79)	–
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$37.57	$42.47	$34.13	$36.94	$36.18
Total ReturnG,H,I	(9.63)%C	25.25%	(6.99)%	4.33%	(8.29)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.61%	1.63%	1.70%	1.61%	1.62%L
Expenses net of fee waivers, if any	1.61%	1.63%	1.70%	1.61%	1.61%L
Expenses net of all reductions	1.61%	1.59%	1.68%	1.59%	1.61%L
Net investment income (loss)	.50%	.39%	.31%	.70%	1.68%L
Supplemental Data
Net assets, end of period (000 omitted)	$7,257	$8,874	$6,980	$9,632	$13,679
Portfolio turnover rateM	57%	73%	62%	87%	80%N

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06)%.

 D Total distributions of $.88 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.657 per share.

 E Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.15	$33.82	$36.81	$36.07	$39.45
Income from Investment Operations
Net investment income (loss)B	.02	(.03)	(.06)	.07	.29
Net realized and unrealized gain (loss)	(4.18)C	8.36	(2.65)	1.29	(3.67)
Total from investment operations	(4.16)	8.33	(2.71)	1.36	(3.38)
Distributions from net investment income	(.10)	–	(.12)	(.62)	–
Distributions from net realized gain	(.66)	–	(.15)	–	–
Total distributions	(.76)	–	(.28)D	(.62)	–
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$37.23	$42.15	$33.82	$36.81	$36.07
Total ReturnF,G,H	(10.04)%C	24.63%	(7.43)%	3.79%	(8.57)%
Ratios to Average Net AssetsI,J
Expenses before reductions	2.06%	2.11%	2.18%	2.13%	2.10%K
Expenses net of fee waivers, if any	2.06%	2.11%	2.18%	2.13%	2.10%K
Expenses net of all reductions	2.06%	2.07%	2.17%	2.11%	2.10%K
Net investment income (loss)	.04%	(.09)%	(.17)%	.18%	1.19%K
Supplemental Data
Net assets, end of period (000 omitted)	$10,060	$10,721	$9,007	$11,151	$6,818
Portfolio turnover rateL	57%	73%	62%	87%	80%M

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47)%.

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$42.53	$34.26	$37.19	$36.32	$37.92
Income from Investment Operations
Net investment income (loss)A	.48	.38	.33	.48	.94B
Net realized and unrealized gain (loss)	(4.24)C	8.40	(2.68)	1.30	(2.00)
Total from investment operations	(3.76)	8.78	(2.35)	1.78	(1.06)
Distributions from net investment income	(.41)	(.38)	(.43)	(.91)	(.52)
Distributions from net realized gain	(.66)	(.13)	(.15)	–	(.02)
Total distributions	(1.07)	(.51)	(.58)	(.91)	(.54)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$37.70	$42.53	$34.26	$37.19	$36.32
Total ReturnE	(9.05)%C	26.05%	(6.42)%	4.97%	(2.82)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%	1.00%	1.07%	1.03%	.97%
Expenses net of fee waivers, if any	.96%	1.00%	1.07%	1.03%	.97%
Expenses net of all reductions	.96%	.96%	1.06%	1.01%	.96%
Net investment income (loss)	1.14%	1.02%	.94%	1.28%	2.43%B
Supplemental Data
Net assets, end of period (000 omitted)	$941,670	$1,343,213	$1,066,488	$1,384,134	$1,237,047
Portfolio turnover rateH	57%	73%	62%	87%	80%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this dividend the ratio would have been 1.93%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48)%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.53	$34.29	$37.21	$36.32	$39.45
Income from Investment Operations
Net investment income (loss)B	.48	.39	.35	.50	.56
Net realized and unrealized gain (loss)	(4.23)C	8.38	(2.67)	1.30	(3.69)
Total from investment operations	(3.75)	8.77	(2.32)	1.80	(3.13)
Distributions from net investment income	(.43)	(.41)	(.45)	(.91)	–
Distributions from net realized gain	(.66)	(.13)	(.15)	–	–
Total distributions	(1.09)	(.53)D	(.60)	(.91)	–
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$37.69	$42.53	$34.29	$37.21	$36.32
Total ReturnF,G	(9.02)%C	26.04%	(6.33)%	5.02%	(7.93)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.95%	.98%	1.01%	.98%	.97%J
Expenses net of fee waivers, if any	.95%	.98%	1.01%	.98%	.97%J
Expenses net of all reductions	.95%	.94%	1.00%	.96%	.96%J
Net investment income (loss)	1.16%	1.04%	1.00%	1.33%	2.33%J
Supplemental Data
Net assets, end of period (000 omitted)	$7,318	$8,469	$5,340	$6,552	$5,666
Portfolio turnover rateK	57%	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45)%.

 D Total distributions of $.53 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.126 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$41.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(3.37)C
Total from investment operations	(3.31)
Net asset value, end of period	$37.69
Total ReturnD,E	(8.07)%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%H
Expenses net of fee waivers, if any	.90%H
Expenses net of all reductions	.90%H
Net investment income (loss)	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$104
Portfolio turnover rateI	57%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50)%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Europe, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the applicable Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,866,441
Gross unrealized depreciation	(93,744,309)
Net unrealized appreciation (depreciation)	$(2,877,868)
Tax Cost	$976,918,351

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,158,544
Undistributed long-term capital gain	$62,888,387
Net unrealized appreciation (depreciation) on securities and other investments	$(2,934,498)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$31,260,216	$ 15,639,334

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $673,239,181 and $891,757,645, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$54,231	$6,260
Class M	.25%	.25%	44,642	1,000
Class C	.75%	.25%	117,108	24,428
			$215,981	$31,688

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,915
Class M	1,411
Class C(a)	3,162
$17,488

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$51,667.24
Class M	28,026.31
Class C	31,388.27
Europe	1,922,471.17
Class I	14,017.16
Class Z	3	.04(a)
	$2,047,572

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,686,400	2.36%	$2,196

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $92,117.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,384 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $322,082. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

During the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,551.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$501,208	$–
Class M	186,202	–
Class C	200,227	–
Europe	30,143,621	–
Class I	228,958	–
Total	$31,260,216	$–
From net investment income
Class A	$–	$107,755
Class M	–	18,342
Europe	–	11,539,715
Class I	–	62,056
Total	$–	$11,727,868
From net realized gain
Class A	$–	$60,612
Class M	–	25,396
Europe	–	3,806,294
Class I	–	19,164
Total	$–	$3,911,466

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	219,725	183,985	$9,120,083	$7,204,193
Reinvestment of distributions	11,776	4,870	482,917	160,602
Shares redeemed	(204,787)	(201,553)	(8,469,723)	(7,350,664)
Net increase (decrease)	26,714	(12,698)	$1,133,277	$14,131
Class M
Shares sold	32,492	58,824	$1,375,839	$2,231,944
Reinvestment of distributions	4,513	1,308	185,442	43,252
Shares redeemed	(52,789)	(55,679)	(2,166,691)	(2,027,896)
Net increase (decrease)	(15,784)	4,453	$(605,410)	$247,300
Class C
Shares sold	79,985	65,577	$3,363,120	$2,522,918
Reinvestment of distributions	4,833	–	197,576	–
Shares redeemed	(68,943)	(77,588)	(2,831,033)	(2,798,078)
Net increase (decrease)	15,875	(12,011)	$729,663	$(275,160)
Europe
Shares sold	2,475,476	6,873,387	$104,461,482	$263,271,628
Reinvestment of distributions	696,409	443,969	28,552,790	14,619,907
Shares redeemed	(9,777,479)	(6,861,890)	(410,827,963)	(254,648,472)
Net increase (decrease)	(6,605,594)	455,466	$(277,813,691)	$23,243,063
Class I
Shares sold	129,107	152,572	$5,438,702	$5,796,106
Reinvestment of distributions	5,434	2,369	222,682	78,022
Shares redeemed	(139,490)	(111,570)	(5,809,512)	(4,088,518)
Net increase (decrease)	(4,949)	43,371	$(148,128)	$1,785,610
Class Z
Shares sold	2,761	–	$111,832	$–
Net increase (decrease)	2,761	–	$111,832	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Europe Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for each Class, except Class Z, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.23%
Actual		$1,000.00	$907.60	$5.91-B
Hypothetical-C		$1,000.00	$1,019.00	$6.26-D
Class M	1.56%
Actual		$1,000.00	$906.00	$7.49-B
Hypothetical-C		$1,000.00	$1,017.34	$7.93-D
Class C	2.02%
Actual		$1,000.00	$903.90	$9.69-B
Hypothetical-C		$1,000.00	$1,015.02	$10.26-D
Europe	.91%
Actual		$1,000.00	$908.90	$4.38-B
Hypothetical-C		$1,000.00	$1,020.62	$4.63-D
Class I	.89%
Actual		$1,000.00	$909.10	$4.28-B
Hypothetical-C		$1,000.00	$1,020.72	$4.53-D
Class Z	.90%
Actual		$1,000.00	$919.30	$.71-E
Hypothetical-C		$1,000.00	$1,020.67	$4.58-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018).

Distributions (Unaudited)

The Board of Trustees of Fidelity Europe Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Europe Fund
Class A	12/17/18	12/14/18	$0.108	$3.427
Class M	12/17/18	12/14/18	$0.000	$3.381
Class C	12/17/18	12/14/18	$0.000	$3.298
Europe	12/17/18	12/14/18	$0.318	$3.427
Class I	12/17/18	12/14/18	$0.323	$3.427
Class Z	12/17/18	12/14/18	$0.405	$3.427

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $62,888,387, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Europe, and Class I designate 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 69%; Class M designates 77%; Class C designates 89%; Europe designates 64% and Class I designates 63% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Europe Fund
Class A	12/18/2017	$0.7405	$0.0616
Class M	12/18/2017	$0.6684	$0.0616
Class C	12/18/2017	$0.5779	$0.0616
Europe	12/18/2017	$0.7977	$0.0616
Class I	12/18/2017	$0.8140	$0.0616

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Europe Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AEUF-ANN-1218
1.9585993.104

Fidelity Advisor® Japan Fund - Class A, Class M, Class C, Class I and Class Z Annual Report October 31, 2018 Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Japan Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.91)%	2.77%	5.44%
Class M (incl. 3.50% sales charge)	(9.10)%	2.91%	5.42%
Class C (incl. contingent deferred sales charge)	(7.07)%	3.27%	5.47%
Class I	(5.18)%	4.34%	6.36%
Class Z	(5.11)%	4.36%	6.37%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between December 14, 2010 and October 2, 2018, are those of Class I. Returns prior to December 14, 2010 are those of Fidelity Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$16,981	Fidelity Advisor® Japan Fund - Class A
$20,365	Tokyo Stock Price Index (TOPIX)

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Kirk Neureiter:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned about -5% to -6%, trailing the -4.13% return of the benchmark Tokyo Stock Price Index (TOPIX). Versus the benchmark, stock selection and an overweighting in materials – the benchmark’s weakest-performing sector by far – detracted from fund performance. In addition, the fund’s result reflects a downward fair-value pricing adjustment of 1.06 percentage points. At the stock level, an overweighting, on average, in Renesas Electronics was the biggest negative versus the benchmark. Shares of the semiconductor-products maker were hurt by a slowdown in Japan’s automobile market, among other factors. Overweighting Misumi Group, which operates factory automation and die components businesses worldwide, also detracted this period, as did overweighted exposure to Kansai Paint, Japan’s second-largest paint manufacturer. Conversely, picks in industrials, information technology and consumer discretionary lifted the fund’s relative result. Sony, one of the fund’s major long-term positions, contributed more than any other holding. A notably outsized stake in Shimadzu, a manufacturer measuring equipment of various kinds, added value. China’s rapidly growing middle class drove demand for Shimadzu's products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	95.3%
United States of America*	3.2%
Bailiwick of Jersey	1.0%
Bermuda	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	96.8
Short-Term Investments and Net Other Assets (Liabilities)	3.2

Top Ten Stocks as of October 31, 2018

% of fund's net assets
SoftBank Corp. (Wireless Telecommunication Services)	5.9
Sony Corp. (Household Durables)	4.6
Mitsubishi UFJ Financial Group, Inc. (Banks)	4.3
ORIX Corp. (Diversified Financial Services)	3.4
Shimadzu Corp. (Electronic Equipment & Components)	3.0
Hoya Corp. (Health Care Equipment & Supplies)	2.8
Nidec Corp. (Electrical Equipment)	2.4
Suzuki Motor Corp. (Automobiles)	2.3
Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	2.1
Tokio Marine Holdings, Inc. (Insurance)	2.1
32.9

Top Market Sectors as of October 31, 2018

% of fund's net assets
Consumer Discretionary	18.1
Industrials	16.4
Financials	13.2
Information Technology	10.7
Communication Services	10.2
Consumer Staples	10.1
Health Care	9.0
Materials	8.3
Real Estate	0.8

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 10.2%
Entertainment - 2.1%
Nexon Co. Ltd. (a)	270,600	$3,084,075
Nintendo Co. Ltd.	25,200	7,867,513
		10,951,588
Interactive Media & Services - 0.8%
LIFULL Co. Ltd.	617,400	4,180,384
Media - 1.4%
Dentsu, Inc.	155,700	7,221,340
Wireless Telecommunication Services - 5.9%
SoftBank Corp.	390,700	30,919,536

TOTAL COMMUNICATION SERVICES		53,272,848

CONSUMER DISCRETIONARY - 18.1%
Auto Components - 1.6%
Bridgestone Corp.	173,000	6,670,759
DaikyoNishikawa Corp.	159,300	1,524,740
		8,195,499
Automobiles - 5.2%
Honda Motor Co. Ltd.	269,100	7,681,602
Subaru Corp.	266,300	7,183,362
Suzuki Motor Corp.	247,400	12,337,026
		27,201,990
Distributors - 0.8%
Arata Corp.	86,700	3,934,098
Diversified Consumer Services - 0.0%
Access Group Holdings Co. Ltd. (a)	1,000	11,876
Hotels, Restaurants & Leisure - 0.6%
Koshidaka Holdings Co. Ltd.	260,800	3,034,789
Household Durables - 7.5%
Panasonic Corp.	840,300	9,017,642
Rinnai Corp.	49,300	3,591,492
Sekisui Chemical Co. Ltd.	147,900	2,323,984
Sony Corp.	446,500	24,163,130
		39,096,248
Internet & Direct Marketing Retail - 0.5%
Zozo, Inc.	107,500	2,590,442
Leisure Products - 0.6%
Bandai Namco Holdings, Inc.	93,800	3,337,679
Specialty Retail - 1.3%
Nitori Holdings Co. Ltd.	34,000	4,440,023
USS Co. Ltd.	128,600	2,321,604
		6,761,627

TOTAL CONSUMER DISCRETIONARY		94,164,248

CONSUMER STAPLES - 10.1%
Beverages - 0.8%
Coca-Cola West Co. Ltd.	167,200	4,378,748
Food & Staples Retailing - 5.5%
Ain Holdings, Inc.	43,100	3,376,647
Nishimoto Co. Ltd.	42,900	1,942,828
San-A Co. Ltd.	42,700	1,803,213
Seven & i Holdings Co. Ltd.	250,700	10,855,310
Sundrug Co. Ltd.	49,100	1,784,110
Tsuruha Holdings, Inc.	37,900	3,950,051
Welcia Holdings Co. Ltd.	92,300	4,711,730
		28,423,889
Food Products - 0.6%
Morinaga & Co. Ltd.	83,500	3,355,984
Personal Products - 3.2%
Kao Corp.	136,100	9,053,675
Kose Corp.	26,100	3,902,220
Shiseido Co. Ltd.	57,300	3,615,372
		16,571,267

TOTAL CONSUMER STAPLES		52,729,888

FINANCIALS - 13.2%
Banks - 5.0%
Mitsubishi UFJ Financial Group, Inc.	3,669,700	22,210,833
Shinsei Bank Ltd.	235,800	3,591,941
		25,802,774
Capital Markets - 0.9%
JAFCO Co. Ltd.	67,500	2,608,233
SBI Holdings, Inc. Japan	80,400	2,109,845
		4,718,078
Consumer Finance - 0.7%
AEON Financial Service Co. Ltd.	198,400	3,896,436
Diversified Financial Services - 3.4%
ORIX Corp.	1,094,500	17,857,708
Insurance - 3.2%
Sony Financial Holdings, Inc.	247,800	5,716,613
Tokio Marine Holdings, Inc.	229,400	10,807,525
		16,524,138

TOTAL FINANCIALS		68,799,134

HEALTH CARE - 9.0%
Biotechnology - 1.3%
PeptiDream, Inc. (a)(b)	39,000	1,280,587
Shire PLC	87,600	5,286,742
		6,567,329
Health Care Equipment & Supplies - 5.2%
Hoya Corp.	257,800	14,654,400
Nakanishi, Inc.	110,700	2,592,991
Olympus Corp.	199,800	6,659,693
Paramount Bed Holdings Co. Ltd.	77,500	3,265,941
		27,173,025
Health Care Providers & Services - 0.6%
Ship Healthcare Holdings, Inc.	92,000	3,330,704
Pharmaceuticals - 1.9%
Takeda Pharmaceutical Co. Ltd. (b)	241,700	10,020,773

TOTAL HEALTH CARE		47,091,831

INDUSTRIALS - 16.4%
Building Products - 2.6%
Daikin Industries Ltd.	79,100	9,168,633
Toto Ltd.	129,100	4,618,716
		13,787,349
Commercial Services & Supplies - 0.9%
Sohgo Security Services Co., Ltd.	106,500	4,747,596
Construction & Engineering - 1.7%
Mirait Holdings Corp. (b)	257,000	4,149,900
Toshiba Plant Systems & Services Corp.	229,800	4,700,478
		8,850,378
Electrical Equipment - 2.4%
Nidec Corp.	99,000	12,713,342
Machinery - 2.2%
Hoshizaki Corp.	9,200	742,784
Kitz Corp.	230,900	1,839,669
Minebea Mitsumi, Inc.	301,700	4,615,414
Misumi Group, Inc.	221,900	4,456,289
		11,654,156
Professional Services - 3.2%
Funai Soken Holdings, Inc.	99,000	2,099,588
Outsourcing, Inc.	292,600	3,708,229
Recruit Holdings Co. Ltd.	163,700	4,393,641
SMS Co., Ltd.	167,400	2,805,454
Temp Holdings Co., Ltd.	190,200	3,620,770
		16,627,682
Road & Rail - 2.6%
East Japan Railway Co.	117,800	10,288,386
Hitachi Transport System Ltd.	119,900	3,085,830
		13,374,216
Trading Companies & Distributors - 0.8%
Trusco Nakayama Corp.	154,300	3,890,491

TOTAL INDUSTRIALS		85,645,210

INFORMATION TECHNOLOGY - 10.7%
Electronic Equipment & Components - 7.1%
Azbil Corp.	149,000	2,775,717
Dexerials Corp.	415,700	3,577,300
Iriso Electronics Co. Ltd.	44,400	1,878,938
Murata Manufacturing Co. Ltd.	31,100	4,731,081
Shimadzu Corp.	618,900	15,648,706
TDK Corp.	65,400	5,639,447
Topcon Corp.	189,000	2,750,370
		37,001,559
IT Services - 3.0%
GMO Internet, Inc.	182,900	2,612,973
IT Holdings Corp.	82,000	3,677,228
ITOCHU Techno-Solutions Corp.	204,800	3,884,185
NSD Co. Ltd.	128,200	2,719,996
Otsuka Corp.	77,800	2,585,634
		15,480,016
Semiconductors & Semiconductor Equipment - 0.6%
Renesas Electronics Corp. (a)	582,100	3,084,998

TOTAL INFORMATION TECHNOLOGY		55,566,573

MATERIALS - 8.3%
Chemicals - 7.8%
Axalta Coating Systems Ltd. (a)	104,400	2,576,592
Hitachi Chemical Co. Ltd.	160,700	2,536,506
JSR Corp.	276,000	4,124,040
Kansai Paint Co. Ltd.	311,100	4,607,153
KH Neochem Co. Ltd.	81,800	2,319,848
Nissan Chemical Corp.	108,100	5,097,054
Nitto Denko Corp.	49,500	3,092,517
NOF Corp.	109,400	3,107,431
Okamoto Industries, Inc.	35,000	1,575,752
Shin-Etsu Chemical Co. Ltd.	105,600	8,823,991
Tokyo Ohka Kogyo Co. Ltd.	96,200	2,583,294
		40,444,178
Construction Materials - 0.5%
Taiheiyo Cement Corp.	90,400	2,660,173

TOTAL MATERIALS		43,104,351

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invincible Investment Corp.	8,076	3,342,484
Real Estate Management & Development - 0.2%
Tateru, Inc. (b)	191,200	804,892

TOTAL REAL ESTATE		4,147,376

TOTAL COMMON STOCKS
(Cost $455,938,682)		504,521,459

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 2.23% (c)	7,513,828	7,515,331
Fidelity Securities Lending Cash Central Fund 2.23% (c)(d)	10,449,522	10,450,567
TOTAL MONEY MARKET FUNDS
(Cost $17,966,060)		17,965,898
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $473,904,742)		522,487,357
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,032,551)
NET ASSETS - 100%		$521,454,806

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$61,230
Fidelity Securities Lending Cash Central Fund	112,917
Total	$174,147

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$53,272,848	$7,264,459	$46,008,389	$--
Consumer Discretionary	94,164,248	27,098,851	67,065,397	--
Consumer Staples	52,729,888	29,205,531	23,524,357	--
Financials	68,799,134	26,472,222	42,326,912	--
Health Care	47,091,831	25,124,623	21,967,208	--
Industrials	85,645,210	52,560,420	33,084,790	--
Information Technology	55,566,573	49,927,126	5,639,447	--
Materials	43,104,351	23,430,616	19,673,735	--
Real Estate	4,147,376	4,147,376	--	--
Money Market Funds	17,965,898	17,965,898	--	--
Total Investments in Securities:	$522,487,357	$263,197,122	$259,290,235	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$174,646,272

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $9,941,920) — See accompanying schedule: Unaffiliated issuers (cost $455,938,682)	$504,521,459
Fidelity Central Funds (cost $17,966,060)	17,965,898
Total Investment in Securities (cost $473,904,742)		$522,487,357
Receivable for investments sold		1,519,230
Receivable for fund shares sold		142,935,435
Dividends receivable		2,170,586
Distributions receivable from Fidelity Central Funds		21,042
Prepaid expenses		771
Other receivables		7,699
Total assets		669,142,120
Liabilities
Payable for investments purchased	$136,686,909
Payable for fund shares redeemed	143,932
Accrued management fee	237,308
Distribution and service plan fees payable	15,894
Other affiliated payables	76,257
Other payables and accrued expenses	78,104
Collateral on securities loaned	10,448,910
Total liabilities		147,687,314
Net Assets		$521,454,806
Net Assets consist of:
Paid in capital		$574,469,362
Total distributable earnings (loss)		(53,014,556)
Net Assets		$521,454,806
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,587,007 ÷ 1,030,792 shares)		$14.15
Maximum offering price per share (100/94.25 of $14.15)		$15.01
Class M:
Net Asset Value and redemption price per share ($3,993,379 ÷ 282,921 shares)		$14.11
Maximum offering price per share (100/96.50 of $14.11)		$14.62
Class C:
Net Asset Value and offering price per share ($12,585,841 ÷ 901,103 shares)(a)		$13.97
Japan:
Net Asset Value, offering price and redemption price per share ($297,643,914 ÷ 20,955,089 shares)		$14.20
Class I:
Net Asset Value, offering price and redemption price per share ($192,554,711 ÷ 13,577,525 shares)		$14.18
Class Z:
Net Asset Value, offering price and redemption price per share ($89,954 ÷ 6,341 shares)		$14.19

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$6,600,456
Income from Fidelity Central Funds		174,147
Income before foreign taxes withheld		6,774,603
Less foreign taxes withheld		(659,951)
Total income		6,114,652
Expenses
Management fee
Basic fee	$2,832,913
Performance adjustment	197,833
Transfer agent fees	734,462
Distribution and service plan fees	214,119
Accounting and security lending fees	214,020
Custodian fees and expenses	43,009
Independent trustees' fees and expenses	2,060
Registration fees	75,935
Audit	78,535
Legal	1,017
Miscellaneous	2,723
Total expenses before reductions	4,396,626
Expense reductions	(40,460)
Total expenses after reductions		4,356,166
Net investment income (loss)		1,758,486
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,499,026
Fidelity Central Funds	(169)
Foreign currency transactions	77,952
Total net realized gain (loss)		41,576,809
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(63,821,493)
Fidelity Central Funds	346
Assets and liabilities in foreign currencies	414,016
Total change in net unrealized appreciation (depreciation)		(63,407,131)
Net gain (loss)		(21,830,322)
Net increase (decrease) in net assets resulting from operations		$(20,071,836)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,758,486	$2,955,189
Net realized gain (loss)	41,576,809	11,302,131
Change in net unrealized appreciation (depreciation)	(63,407,131)	67,770,223
Net increase (decrease) in net assets resulting from operations	(20,071,836)	82,027,543
Distributions to shareholders	(3,858,691)	–
Distributions to shareholders from net investment income	–	(3,369,067)
Distributions to shareholders from net realized gain	–	(1,060,540)
Total distributions	(3,858,691)	(4,429,607)
Share transactions - net increase (decrease)	88,029,029	(23,430,665)
Redemption fees	7,512	33,312
Total increase (decrease) in net assets	64,106,014	54,200,583
Net Assets
Beginning of period	457,348,792	403,148,209
End of period	$521,454,806	$457,348,792
Other Information
Undistributed net investment income end of period		$2,940,381

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.08	$12.59	$11.87	$11.65	$12.00
Income from Investment Operations
Net investment income (loss)A	.03	.06	.06	.04	.05
Net realized and unrealized gain (loss)	(.85)	2.52	.72	.23	(.31)
Total from investment operations	(.82)	2.58	.78	.27	(.26)
Distributions from net investment income	(.08)	(.06)	(.05)	(.05)	(.08)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.11)B	(.09)	(.06)	(.05)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$14.15	$15.08	$12.59	$11.87	$11.65
Total ReturnD,E	(5.48)%	20.70%	6.56%	2.31%	(2.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.11%	1.08%	1.10%	1.23%
Expenses net of fee waivers, if any	1.33%	1.11%	1.08%	1.10%	1.23%
Expenses net of all reductions	1.32%	1.11%	1.08%	1.09%	1.23%
Net investment income (loss)	.17%	.45%	.51%	.37%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$14,587	$16,155	$23,910	$23,918	$21,352
Portfolio turnover rateH	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $.035 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.06	$12.57	$11.85	$11.62	$11.96
Income from Investment Operations
Net investment income (loss)A	(.03)	.01	.02	–B	.01
Net realized and unrealized gain (loss)	(.84)	2.52	.71	.23	(.30)
Total from investment operations	(.87)	2.53	.73	.23	(.29)
Distributions from net investment income	(.05)	(.01)	–B	–	(.04)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.08)C	(.04)	(.01)	–	(.05)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.11	$15.06	$12.57	$11.85	$11.62
Total ReturnD,E	(5.81)%	20.24%	6.15%	1.98%	(2.42)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.67%	1.46%	1.44%	1.43%	1.54%
Expenses net of fee waivers, if any	1.67%	1.46%	1.44%	1.43%	1.54%
Expenses net of all reductions	1.66%	1.46%	1.44%	1.42%	1.54%
Net investment income (loss)	(.17)%	.10%	.16%	.04%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$3,993	$4,464	$4,193	$4,809	$4,104
Portfolio turnover rateH	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.035 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$12.44	$11.77	$11.58	$11.96
Income from Investment Operations
Net investment income (loss)A	(.08)	(.03)	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss)	(.83)	2.51	.69	.23	(.32)
Total from investment operations	(.91)	2.48	.67	.19	(.35)
Distributions from net investment income	–B	–	–	–	(.03)
Distributions from net realized gain	(.04)	–	–	–	(.01)
Total distributions	(.04)	–	–	–	(.03)C
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.97	$14.92	$12.44	$11.77	$11.58
Total ReturnD,E	(6.13)%	19.94%	5.69%	1.64%	(2.90)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.04%	1.81%	1.81%	1.81%	1.93%
Expenses net of fee waivers, if any	2.03%	1.81%	1.81%	1.81%	1.93%
Expenses net of all reductions	2.03%	1.81%	1.81%	1.80%	1.93%
Net investment income (loss)	(.53)%	(.25)%	(.21)%	(.34)%	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,586	$13,542	$15,077	$18,491	$13,162
Portfolio turnover rateH	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.13	$12.64	$11.91	$11.69	$12.03
Income from Investment Operations
Net investment income (loss)A	.07	.10	.09	.08	.09
Net realized and unrealized gain (loss)	(.86)	2.54	.72	.23	(.32)
Total from investment operations	(.79)	2.64	.81	.31	(.23)
Distributions from net investment income	(.11)	(.11)	(.07)	(.09)	(.11)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.14)B	(.15)C	(.08)	(.09)	(.11)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.20	$15.13	$12.64	$11.91	$11.69
Total ReturnF	(5.28)%	21.13%	6.80%	2.66%	(1.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.05%	.82%	.78%	.80%	.90%
Expenses net of fee waivers, if any	1.05%	.82%	.78%	.80%	.90%
Expenses net of all reductions	1.04%	.82%	.78%	.79%	.90%
Net investment income (loss)	.45%	.74%	.81%	.67%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$297,644	$247,372	$352,936	$485,803	$415,612
Portfolio turnover rateI	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.15 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $.034 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$12.62	$11.89	$11.67	$12.02
Income from Investment Operations
Net investment income (loss)A	.08	.11	.10	.08	.09
Net realized and unrealized gain (loss)	(.85)	2.53	.70	.23	(.32)
Total from investment operations	(.77)	2.64	.80	.31	(.23)
Distributions from net investment income	(.14)	(.11)	(.07)	(.09)	(.12)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.17)B	(.14)	(.07)C	(.09)	(.12)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.18	$15.12	$12.62	$11.89	$11.67
Total ReturnF	(5.18)%	21.22%	6.77%	2.72%	(1.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	.76%	.77%	.80%	.89%
Expenses net of fee waivers, if any	.98%	.76%	.77%	.80%	.89%
Expenses net of all reductions	.97%	.76%	.76%	.79%	.89%
Net investment income (loss)	.52%	.80%	.83%	.67%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$192,555	$175,816	$7,032	$13,957	$20,253
Portfolio turnover rateI	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.07 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.006 per share.

 D Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.77
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.58)
Net asset value, end of period	$14.19
Total ReturnC,D	(10.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%G
Expenses net of fee waivers, if any	.96%G
Expenses net of all reductions	.95%G
Net investment income (loss)	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$90
Portfolio turnover rateH	40%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,850,154
Gross unrealized depreciation	(25,836,712)
Net unrealized appreciation (depreciation)	$44,013,442
Tax Cost	$478,473,915

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,785,468
Capital loss carryforward	$(98,806,038)
Net unrealized appreciation (depreciation) on securities and other investments	$44,006,015

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(98,806,038)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$3,858,691	$ 4,429,607

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $243,350,886 and $168,807,111, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$41,998	$316
Class M	.25%	.25%	22,866	283
Class C	.75%	.25%	149,255	20,737
			$214,119	$21,336

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,064
Class M	769
Class C(a)	8,168
$15,001

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$40,307.24
Class M	15,160.33
Class C	28,897.19
Japan	383,893.21
Class I	266,202.14
Class Z	3	.04(a)
	$734,462

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $139 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,138 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,917. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $36,374 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,036.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$121,236	$–
Class M	24,538	–
Class C	35,656	–
Japan	1,679,410	–
Class I	1,997,851	–
Total	$3,858,691	$–
From net investment income
Class A	$–	$104,209
Class M	–	3,257
Japan	–	3,209,793
Class I	–	51,808
Total	$–	$3,369,067
From net realized gain
Class A	$–	$59,052
Class M	–	11,074
Japan	–	974,401
Class I	–	16,013
Total	$–	$1,060,540

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	227,462	261,996	$3,578,036	$3,537,670
Reinvestment of distributions	7,603	12,680	116,628	155,198
Shares redeemed	(275,394)	(1,102,972)	(4,276,195)	(14,608,137)
Net increase (decrease)	(40,329)	(828,296)	$(581,531)	$(10,915,269)
Class M
Shares sold	26,530	34,522	$416,546	$446,496
Reinvestment of distributions	1,589	1,137	24,389	13,940
Shares redeemed	(41,543)	(72,947)	(648,170)	(961,323)
Net increase (decrease)	(13,424)	(37,288)	$(207,235)	$(500,887)
Class C
Shares sold	247,078	75,525	$3,881,516	$955,948
Reinvestment of distributions	2,227	–	33,918	–
Shares redeemed	(255,967)	(379,339)	(3,954,581)	(4,904,728)
Net increase (decrease)	(6,662)	(303,814)	$(39,147)	$(3,948,780)
Japan
Shares sold	13,428,936	5,531,120	$195,751,878	$70,265,364
Reinvestment of distributions	102,752	332,957	1,578,266	4,075,396
Shares redeemed	(8,929,520)	(17,427,207)	(137,886,513)	(225,423,617)
Net increase (decrease)	4,602,168	(11,563,130)	$59,443,631	$(151,082,857)
Class I
Shares sold	2,319,602	12,120,647	$34,952,986	$156,870,865
Reinvestment of distributions	129,754	4,957	1,987,832	60,627
Shares redeemed	(501,872)	(1,052,603)	(7,627,507)	(13,914,364)
Net increase (decrease)	1,947,484	11,073,001	$29,313,311	$143,017,128
Class Z
Shares sold	6,341	–	$100,000	$–
Net increase (decrease)	6,341	–	$100,000	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 26%, 11% and 11%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 62% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Japan Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Japan Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for each Class, except Class Z, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.35%
Actual		$1,000.00	$902.40	$6.47-B
Hypothetical-C		$1,000.00	$1,018.40	$6.87-D
Class M	1.69%
Actual		$1,000.00	$900.40	$8.10-B
Hypothetical-C		$1,000.00	$1,016.69	$8.59-D
Class C	2.06%
Actual		$1,000.00	$899.50	$9.86-B
Hypothetical-C		$1,000.00	$1,014.82	$10.46-D
Japan	1.07%
Actual		$1,000.00	$903.30	$5.13-B
Hypothetical-C		$1,000.00	$1,019.81	$5.45-D
Class I	1.00%
Actual		$1,000.00	$903.80	$4.80-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class Z	.96%
Actual		$1,000.00	$899.80	$.75-E
Hypothetical-C		$1,000.00	$1,020.37	$4.89-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018).

Distributions (Unaudited)

Class A, Class M, Class C, Japan and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Japan Fund
Class A	12/11/17	$0.140	$0.027
Class M	12/11/17	$0.109	$0.027
Class C	12/11/17	$0.065	$0.027
Japan	12/11/17	$0.169	$0.027
Class I	12/11/17	$0.197	$0.027

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Japan Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AJPNA-ANN-1218
1.917389.107

Fidelity Advisor® Latin America Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Latin America Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(15.91)%	(6.43)%	1.84%
Class M (incl. 3.50% sales charge)	(14.15)%	(6.25)%	1.85%
Class C (incl. contingent deferred sales charge)	(12.31)%	(6.02)%	1.83%
Class I	(10.44)%	(4.98)%	2.73%
Class Z	(10.44)%	(4.98)%	2.73%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between September 28, 2010 and October 2, 2018, are those of Class I. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$11,998	Fidelity Advisor® Latin America Fund - Class A
$16,479	MSCI EM (Emerging Markets) Latin America Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Will Pruett:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, trailing the -2.24% result of the benchmark MSCI Emerging Markets Latin America Index. Versus the benchmark, stock picks in Brazil, which faced economic- and election-related strife, detracted the most by far, while investment choices in Mexico hurt to a lesser extent. Several unfavorable non-benchmark positions in Panama and Argentina also meaningfully weighed on the fund's relative return. Also, an overall bias for holding domestically oriented positions did not work well, nor did picks in the financials and communications services sectors. Lower-than-benchmark exposure to strong-performing energy and materials companies, and overweightings in poor-performing consumer discretionary and health care stocks, further detracted. Underweighting Brazil-based iron and nickel producer Vale hurt the most, as the company's stock rallied about 64% for the period, largely due to rising iron-ore prices. Elsewhere in Brazil, untimely ownership and an overweighted stake in health-care insurance broker Qualicorp dampened the fund's relative return, as did a non-benchmark stake in travel-loyalty company Smiles Fidelidade, which announced plans for a reorganization late in the period. Conversely, non-benchmark holdings in the U.S. added some value, as did underweightings in Chile and Mexico.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Brazil	68.7%
Mexico	17.0%
Panama	4.4%
Bermuda	3.9%
Israel	2.2%
United States of America*	1.7%
Spain	1.2%
Argentina	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	12.4
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	10.3
Itau Unibanco Holding SA (Brazil, Banks)	5.5
Suzano Papel e Celulose SA (Brazil, Paper & Forest Products)	5.3
Azul SA sponsored ADR (Brazil, Airlines)	4.8
Credicorp Ltd. (United States) (Bermuda, Banks)	3.9
Hapvida Participacoes e Investimentos SA (Brazil, Insurance)	3.9
Credito Real S.A.B. de CV (Mexico, Consumer Finance)	3.5
Qualicorp SA (Brazil, Health Care Providers & Services)	2.9
Notre Dame Intermedica Participacoes SA (Brazil, Health Care Providers & Services)	2.9
55.4

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	40.4
Industrials	15.0
Consumer Discretionary	14.0
Energy	10.3
Health Care	10.2
Materials	7.8
Information Technology	2.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2018, 26.5% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Latin American market.

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 70.1%
	Shares	Value
Argentina - 0.9%
Bolsas y Mercados Argentinos SA	444,352	$4,158,838
Bermuda - 3.9%
Credicorp Ltd. (United States)	82,670	18,659,446
Brazil - 38.9%
Azul SA sponsored ADR (a)(b)	927,162	22,604,210
B2W Companhia Global do Varejo (a)	1,313,749	12,179,052
BTG Pactual Participations Ltd. unit	1,576,808	8,376,594
Companhia de Locacao das Americas	674,793	5,568,425
CVC Brasil Operadora e Agencia de Viagens SA	710,011	10,798,501
Estacio Participacoes SA	2,103,889	13,076,166
Hapvida Participacoes e Investimentos SA	2,695,256	18,453,614
Hypermarcas SA	1,315,510	10,526,908
Notre Dame Intermedica Participacoes SA	2,147,781	13,926,093
Qualicorp SA	3,615,771	13,990,891
Rumo SA (a)	3,038,024	13,592,127
Ser Educacional SA (c)	2,274,861	9,529,782
Suzano Papel e Celulose SA	2,454,042	24,959,153
Vale SA	423,821	6,458,387

TOTAL BRAZIL		184,039,903

Israel - 2.2%
Ituran Location & Control Ltd.	300,444	10,251,149
Mexico - 17.0%
Banco del Bajio SA (c)	6,689,681	13,149,986
Credito Real S.A.B. de CV	14,635,664	16,744,383
Genomma Lab Internacional SA de CV (a)(b)	16,211,884	10,415,127
Grupo Aeroportuario Norte S.A.B. de CV	1,000,198	5,233,581
Grupo Cementos de Chihuahua S.A.B. de CV (b)	987,185	5,320,032
Promotora y Operadora de Infraestructura S.A.B. de CV	1,748,760	12,009,502
Qualitas Controladora S.A.B. de CV	4,349,535	8,764,056
Unifin Financiera SAPI de CV	4,624,853	8,740,507

TOTAL MEXICO		80,377,174

Panama - 4.4%
Copa Holdings SA Class A	160,960	11,658,333
Intergroup Financial Services Corp.	248,403	9,265,432

TOTAL PANAMA		20,923,765

Spain - 1.2%
Prosegur Cash SA (c)	2,774,079	5,498,606
United States of America - 1.6%
First Cash Financial Services, Inc.	95,495	7,677,798
TOTAL COMMON STOCKS
(Cost $316,323,805)		331,586,679

Nonconvertible Preferred Stocks - 29.8%
Brazil - 29.8%
Alpargatas SA (PN)	1,841,507	7,516,456
Itau Unibanco Holding SA	1,966,297	26,021,800
Itausa-Investimentos Itau SA (PN)	19,422,987	58,663,006
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	6,591,313	48,919,002

TOTAL BRAZIL		141,120,264

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $84,966,501)		141,120,264

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 2.23% (d)	852,025	852,195
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	10,121,018	10,122,030
TOTAL MONEY MARKET FUNDS
(Cost $10,974,225)		10,974,225
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $412,264,531)		483,681,168
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(10,391,913)
NET ASSETS - 100%		$473,289,255

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,178,374 or 6.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$88,819
Fidelity Securities Lending Cash Central Fund	1,232
Total	$90,051

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $9,499,579) — See accompanying schedule: Unaffiliated issuers (cost $401,290,306)	$472,706,943
Fidelity Central Funds (cost $10,974,225)	10,974,225
Total Investment in Securities (cost $412,264,531)		$483,681,168
Receivable for investments sold		992,357
Receivable for fund shares sold		860,685
Dividends receivable		167,348
Distributions receivable from Fidelity Central Funds		7,381
Prepaid expenses		915
Other receivables		48,355
Total assets		485,758,209
Liabilities
Payable for investments purchased	$1,073,832
Payable for fund shares redeemed	706,262
Accrued management fee	270,473
Distribution and service plan fees payable	8,067
Other affiliated payables	120,841
Other payables and accrued expenses	167,449
Collateral on securities loaned	10,122,030
Total liabilities		12,468,954
Net Assets		$473,289,255
Net Assets consist of:
Paid in capital		$495,760,026
Total distributable earnings (loss)		(22,470,771)
Net Assets		$473,289,255
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,157,164 ÷ 644,103 shares)		$21.98
Maximum offering price per share (100/94.25 of $21.98)		$23.32
Class M:
Net Asset Value and redemption price per share ($5,098,032 ÷ 231,723 shares)		$22.00
Maximum offering price per share (100/96.50 of $22.00)		$22.80
Class C:
Net Asset Value and offering price per share ($3,497,618 ÷ 157,861 shares)(a)		$22.16
Latin America:
Net Asset Value, offering price and redemption price per share ($445,845,228 ÷ 20,318,549 shares)		$21.94
Class I:
Net Asset Value, offering price and redemption price per share ($4,546,239 ÷ 207,412 shares)		$21.92
Class Z:
Net Asset Value, offering price and redemption price per share ($144,974 ÷ 6,615 shares)		$21.92

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$20,572,851
Income from Fidelity Central Funds		90,051
Income before foreign taxes withheld		20,662,902
Less foreign taxes withheld		(1,220,078)
Total income		19,442,824
Expenses
Management fee	$3,913,310
Transfer agent fees	1,384,464
Distribution and service plan fees	117,536
Accounting and security lending fees	285,892
Custodian fees and expenses	327,757
Independent trustees' fees and expenses	2,875
Registration fees	81,696
Audit	77,354
Legal	3,058
Miscellaneous	4,226
Total expenses before reductions	6,198,168
Expense reductions	(137,523)
Total expenses after reductions		6,060,645
Net investment income (loss)		13,382,179
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,228,875
Fidelity Central Funds	300
Foreign currency transactions	(169,717)
Total net realized gain (loss)		40,059,458
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(118,079,357)
Assets and liabilities in foreign currencies	(4,496)
Total change in net unrealized appreciation (depreciation)		(118,083,853)
Net gain (loss)		(78,024,395)
Net increase (decrease) in net assets resulting from operations		$(64,642,216)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,382,179	$12,761,653
Net realized gain (loss)	40,059,458	32,325,555
Change in net unrealized appreciation (depreciation)	(118,083,853)	24,718,281
Net increase (decrease) in net assets resulting from operations	(64,642,216)	69,805,489
Distributions to shareholders	(9,005,746)	–
Distributions to shareholders from net investment income	–	(12,697,307)
Total distributions	(9,005,746)	(12,697,307)
Share transactions - net increase (decrease)	(88,546,151)	(55,405,622)
Redemption fees	87,345	272,096
Total increase (decrease) in net assets	(162,106,768)	1,974,656
Net Assets
Beginning of period	635,396,023	633,421,367
End of period	$473,289,255	$635,396,023
Other Information
Undistributed net investment income end of period		$6,370,322

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.93	$22.45	$18.09	$30.31	$40.71
Income from Investment Operations
Net investment income (loss)A	.50	.42	.40	.28	.49
Net realized and unrealized gain (loss)	(3.16)	2.48	4.27	(10.11)	(4.08)
Total from investment operations	(2.66)	2.90	4.67	(9.83)	(3.59)
Distributions from net investment income	(.29)	(.43)	(.31)	(.31)	(.57)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.29)	(.43)	(.31)	(2.39)	(6.82)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$21.98	$24.93	$22.45	$18.09	$30.31
Total ReturnC,D	(10.78)%	13.55%	26.29%	(34.60)%	(9.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.38%	1.39%	1.40%	1.40%	1.38%
Expenses net of fee waivers, if any	1.38%	1.39%	1.40%	1.40%	1.38%
Expenses net of all reductions	1.36%	1.38%	1.39%	1.39%	1.38%
Net investment income (loss)	2.08%	1.90%	2.14%	1.26%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$14,157	$17,801	$19,115	$16,424	$34,898
Portfolio turnover rateG	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.96	$22.47	$18.11	$30.33	$40.68
Income from Investment Operations
Net investment income (loss)A	.43	.36	.35	.22	.40
Net realized and unrealized gain (loss)	(3.16)	2.49	4.27	(10.13)	(4.08)
Total from investment operations	(2.73)	2.85	4.62	(9.91)	(3.68)
Distributions from net investment income	(.23)	(.37)	(.26)	(.23)	(.43)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.23)	(.37)	(.26)	(2.31)	(6.68)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$22.00	$24.96	$22.47	$18.11	$30.33
Total ReturnC,D	(11.04)%	13.24%	25.93%	(34.78)%	(9.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.66%	1.66%	1.68%	1.67%	1.65%
Expenses net of fee waivers, if any	1.66%	1.66%	1.68%	1.67%	1.65%
Expenses net of all reductions	1.63%	1.66%	1.68%	1.66%	1.65%
Net investment income (loss)	1.80%	1.62%	1.86%	.99%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$5,098	$6,740	$7,378	$5,284	$9,761
Portfolio turnover rateG	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.12	$22.61	$18.18	$30.37	$40.59
Income from Investment Operations
Net investment income (loss)A	.32	.26	.26	.11	.25
Net realized and unrealized gain (loss)	(3.18)	2.52	4.30	(10.17)	(4.07)
Total from investment operations	(2.86)	2.78	4.56	(10.06)	(3.82)
Distributions from net investment income	(.10)	(.28)	(.13)	(.05)	(.16)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.10)	(.28)	(.13)	(2.13)	(6.41)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$22.16	$25.12	$22.61	$18.18	$30.37
Total ReturnC,D	(11.43)%	12.71%	25.31%	(35.08)%	(9.74)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.13%	2.14%	2.15%	2.15%	2.13%
Expenses net of fee waivers, if any	2.13%	2.14%	2.14%	2.15%	2.13%
Expenses net of all reductions	2.11%	2.14%	2.14%	2.15%	2.13%
Net investment income (loss)	1.33%	1.15%	1.39%	.51%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$3,498	$5,094	$6,590	$5,394	$11,349
Portfolio turnover rateG	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.89	$22.41	$18.08	$30.34	$40.80
Income from Investment Operations
Net investment income (loss)A	.57	.49	.45	.34	.59
Net realized and unrealized gain (loss)	(3.15)	2.46	4.26	(10.11)	(4.10)
Total from investment operations	(2.58)	2.95	4.71	(9.77)	(3.51)
Distributions from net investment income	(.37)	(.48)	(.38)	(.41)	(.71)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.37)	(.48)	(.38)	(2.49)	(6.96)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$21.94	$24.89	$22.41	$18.08	$30.34
Total ReturnC	(10.50)%	13.87%	26.65%	(34.45)%	(8.79)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.07%	1.09%	1.14%	1.13%	1.08%
Expenses net of fee waivers, if any	1.07%	1.09%	1.14%	1.12%	1.08%
Expenses net of all reductions	1.05%	1.09%	1.13%	1.12%	1.07%
Net investment income (loss)	2.39%	2.19%	2.40%	1.53%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$445,845	$597,161	$596,514	$481,005	$933,298
Portfolio turnover rateF	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.88	$22.40	$18.08	$30.35	$40.79
Income from Investment Operations
Net investment income (loss)A	.59	.51	.46	.36	.60
Net realized and unrealized gain (loss)	(3.15)	2.45	4.26	(10.13)	(4.07)
Total from investment operations	(2.56)	2.96	4.72	(9.77)	(3.47)
Distributions from net investment income	(.40)	(.49)	(.40)	(.42)	(.73)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.40)	(.49)	(.40)	(2.50)	(6.98)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$21.92	$24.88	$22.40	$18.08	$30.35
Total ReturnC	(10.44)%	13.94%	26.77%	(34.42)%	(8.69)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.01%	1.07%	1.06%	1.04%
Expenses net of fee waivers, if any	1.01%	1.01%	1.07%	1.06%	1.04%
Expenses net of all reductions	.98%	1.01%	1.06%	1.05%	1.04%
Net investment income (loss)	2.45%	2.27%	2.47%	1.60%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$4,546	$8,600	$3,825	$1,828	$4,531
Portfolio turnover rateF	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.51
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	.42
Total from investment operations	.41
Net asset value, end of period	$21.92
Total ReturnC,D	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%G
Expenses net of fee waivers, if any	.95%G
Expenses net of all reductions	.93%G
Net investment income (loss)	(.37)%G
Supplemental Data
Net assets, end of period (000 omitted)	$145
Portfolio turnover rateH	53%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,986,520
Gross unrealized depreciation	(46,143,930)
Net unrealized appreciation (depreciation)	$70,842,590
Tax Cost	$412,838,578

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,508,720
Capital loss carryforward	$(101,811,992)
Net unrealized appreciation (depreciation) on securities and other investments	$70,832,500

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(63,666,720)
Long-term	(38,145,272)
Total capital loss carryforward	$(101,811,992)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$9,005,746	$ 12,697,307

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $297,112,360 and $371,604,371, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$42,016	$94
Class M	.25%	.25%	30,835	349
Class C	.75%	.25%	44,685	1,690
			$117,536	$2,133

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,783
Class M	1,434
Class C(a)	685
$7,902

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$50,661.30
Class M	20,143.33
Class C	13,454.30
Latin America	1,287,685.24
Class I	12,517.18
Class Z	4	.05(a)
	$1,384,464

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,553 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,644 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,232. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,530 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,993.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$203,267	$–
Class M	60,223	–
Class C	19,813	–
Latin America	8,592,965	–
Class I	129,478	–
Total	$9,005,746	$–
From net investment income
Class A	$–	$361,857
Class M	–	112,037
Class C	–	77,689
Latin America	–	12,063,200
Class I	–	82,524
Total	$–	$12,697,307

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	132,121	139,205	$3,342,334	$3,031,500
Reinvestment of distributions	8,149	18,202	198,340	345,275
Shares redeemed	(210,293)	(294,686)	(4,928,726)	(6,569,414)
Net increase (decrease)	(70,023)	(137,279)	$(1,388,052)	$(3,192,639)
Class M
Shares sold	33,058	33,689	$849,708	$739,767
Reinvestment of distributions	2,445	5,687	59,769	108,338
Shares redeemed	(73,856)	(97,619)	(1,749,327)	(2,073,277)
Net increase (decrease)	(38,353)	(58,243)	$(839,850)	$(1,225,172)
Class C
Shares sold	28,227	20,475	$744,605	$450,205
Reinvestment of distributions	727	3,179	18,055	61,288
Shares redeemed	(73,884)	(112,274)	(1,820,603)	(2,414,306)
Net increase (decrease)	(44,930)	(88,620)	$(1,057,943)	$(1,902,813)
Latin America
Shares sold	4,131,542	5,339,360	$102,336,398	$120,661,935
Reinvestment of distributions	339,440	610,988	8,218,379	11,542,194
Shares redeemed	(8,141,607)	(8,575,067)	(192,899,345)	(185,420,867)
Net increase (decrease)	(3,670,625)	(2,624,719)	$(82,344,568)	$(53,216,738)
Class I
Shares sold	238,869	265,874	$5,842,130	$6,186,180
Reinvestment of distributions	4,501	3,896	108,773	73,478
Shares redeemed	(381,644)	(94,860)	(9,010,302)	(2,127,918)
Net increase (decrease)	(138,274)	174,910	$(3,059,399)	$4,131,740
Class Z
Shares sold	6,615	–	$143,661	$–
Net increase (decrease)	6,615	–	$143,661	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Latin America Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Latin America Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for each Class, except Class Z, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.38%
Actual		$1,000.00	$836.70	$6.39-B
Hypothetical-C		$1,000.00	$1,018.25	$7.02-D
Class M	1.65%
Actual		$1,000.00	$835.50	$7.63-B
Hypothetical-C		$1,000.00	$1,016.89	$8.39-D
Class C	2.12%
Actual		$1,000.00	$833.70	$9.80-B
Hypothetical-C		$1,000.00	$1,014.52	$10.76-D
Latin America	1.08%
Actual		$1,000.00	$838.00	$5.00-B
Hypothetical-C		$1,000.00	$1,019.76	$5.50-D
Class I	1.00%
Actual		$1,000.00	$838.20	$4.63-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class Z	.95%
Actual		$1,000.00	$1,019.10	$.79-E
Hypothetical-C		$1,000.00	$1,020.42	$4.84-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018).

Distributions (Unaudited)

Class A designates 1% and 1%; Class M designates 2% and 1%; Class C designates 5% and 1%; and Latin America designates 1% and 1%; Class I designates 1% and 1% of the dividends distributed on December 8, 2017 and December 28, 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 49% and 30%; Class M designates 64%, and 30%; Class C designates 100% and 30%; Latin America designates 37% and 30%, and Class I designates 34% and 30% of the dividends distributed on December 8, 2017 and December 28, 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Latin America Fund
Class A	12/11/17	$0.2549	$0.0449
Class M	12/11/17	$0.1929	$0.0449
Class C	12/11/17	$0.0649	$0.0449
Latin America	12/11/17	$0.3359	$0.0449
Class I	12/11/17	$0.3629	$0.0449
Class A	12/29/17	$0.0800	$0.0000
Class M	12/29/17	$0.0800	$0.0000
Class C	12/29/17	$0.0800	$0.0000
Latin America	12/29/17	$0.0800	$0.0000
Class I	12/29/17	$0.0800	$0.0000

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Latin America Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

FALAA-ANN-1218
1.917418.108

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Annual Report

October 31, 2018

Contents

Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	(5.89)%	1.22%	5.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$16,967	Fidelity® Canada Fund
$19,181	S&P/TSX Composite Index

Fidelity® Canada Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -6% to -7%, trailing the -5.34% return of the benchmark S&P/TSX Composite Index. Volatile crude-oil prices dampened returns from resource-rich Canada, falling behind those in the United States, as measured by the S&P 500® Index. Versus the S&P/TSX Composite Index, stock selection in energy and materials detracted, as did positioning in health care. At the stock level, overweighted positions PrairieSky Royalty, which derives royalties from oil and gas production on its land, and oilfield services company CES Energy Solutions were the fund's most significant individual detractors. A weakened oil production outlook weighed on shares of PrairieSky, while reduced drilling in North America hindered results for CES. Conversely, stock selection in industrials and financials proved advantageous. In the transportation industry, the fund’s stake in Canadian Pacific Railway benefited from a return on equity, strong pricing power and strong volumes this period, all positive factors that encouraged investors and helped buoy its share price. An outsized position in financial media and information provider Thomson Reuters also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On June 13, 2018, Ryan Oldham assumed co-management responsibilities for the fund, joining Risteard Hogan until July 30, 2018, when Risteard came off the fund, leaving Ryan Oldham as sole portfolio manager.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Canada	98.2%
United States of America*	1.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2018

% of fund's net assets
The Toronto-Dominion Bank (Banks)	10.5
Royal Bank of Canada (Banks)	10.1
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	6.3
Canadian Pacific Railway Ltd. (Road & Rail)	5.5
TELUS Corp. (Diversified Telecommunication Services)	4.2
Nutrien Ltd. (Chemicals)	4.2
Sun Life Financial, Inc. (Insurance)	4.0
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	3.7
Canadian National Railway Co. (Road & Rail)	3.6
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.2
55.3

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	33.6
Energy	17.4
Materials	11.5
Industrials	10.5
Communication Services	9.0
Consumer Staples	7.6
Information Technology	5.3
Consumer Discretionary	2.5
Real Estate	0.8
Health Care	0.8

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Canada Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 4.2%
TELUS Corp.	1,215,500	$41,623,108
Media - 1.6%
Cogeco Communications, Inc.	160,400	7,864,955
Quebecor, Inc. Class B (sub. vtg.)	404,900	7,941,447
		15,806,402
Wireless Telecommunication Services - 3.2%
Rogers Communications, Inc. Class B (non-vtg.)	599,700	30,881,281

TOTAL COMMUNICATION SERVICES		88,310,791

CONSUMER DISCRETIONARY - 2.5%
Hotels, Restaurants & Leisure - 0.5%
Recipe Unlimited Corp.	222,000	4,580,136
Leisure Products - 0.8%
Spin Master Corp. (a)(b)	234,200	8,332,962
Multiline Retail - 1.2%
Dollarama, Inc.	417,600	11,549,862

TOTAL CONSUMER DISCRETIONARY		24,462,960

CONSUMER STAPLES - 7.6%
Food & Staples Retailing - 7.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	764,300	36,500,848
George Weston Ltd.	256,900	18,685,233
Metro, Inc. Class A (sub. vtg.)	375,295	11,776,700
North West Co., Inc.	359,900	7,846,200
		74,808,981
ENERGY - 17.4%
Energy Equipment & Services - 0.6%
Canadian Energy Services & Technology Corp.	2,417,400	6,408,695
Oil, Gas & Consumable Fuels - 16.8%
Canadian Natural Resources Ltd.	1,066,298	29,256,473
Cenovus Energy, Inc. (Canada)	1,228,200	10,393,215
Enbridge, Inc.	760,500	23,696,844
Peyto Exploration & Development Corp. (c)	608,900	4,967,592
Pinnacle Renewable Holds, Inc.	408,500	4,493,205
PrairieSky Royalty Ltd. (c)	1,961,618	29,801,633
Suncor Energy, Inc.	1,842,600	61,809,576
		164,418,538

TOTAL ENERGY		170,827,233

FINANCIALS - 33.6%
Banks - 20.6%
Royal Bank of Canada	1,357,700	98,925,583
The Toronto-Dominion Bank	1,859,700	103,166,768
		202,092,351
Capital Markets - 4.3%
Fairfax India Holdings Corp. (a)(b)	102,000	1,294,380
Gluskin Sheff + Associates, Inc.	257,900	2,198,061
IGM Financial, Inc.	376,400	9,243,809
Thomson Reuters Corp.	626,300	29,149,152
		41,885,402
Insurance - 8.7%
Intact Financial Corp.	302,325	23,886,075
Power Corp. of Canada (sub. vtg.)	1,060,900	21,903,803
Sun Life Financial, Inc.	1,061,100	38,858,772
		84,648,650

TOTAL FINANCIALS		328,626,403

HEALTH CARE - 0.8%
Biotechnology - 0.8%
Amgen, Inc.	38,300	7,383,857
INDUSTRIALS - 10.5%
Aerospace & Defense - 0.7%
CAE, Inc.	401,100	7,074,740
Road & Rail - 9.8%
Canadian National Railway Co.	406,500	34,750,663
Canadian Pacific Railway Ltd.	262,500	53,831,991
TransForce, Inc.	203,100	6,758,943
		95,341,597

TOTAL INDUSTRIALS		102,416,337

INFORMATION TECHNOLOGY - 5.3%
IT Services - 2.1%
CGI Group, Inc. Class A (sub. vtg.) (a)	338,800	20,923,271
Software - 3.2%
Constellation Software, Inc.	22,300	15,347,353
Open Text Corp.	461,028	15,563,131
		30,910,484

TOTAL INFORMATION TECHNOLOGY		51,833,755

MATERIALS - 11.5%
Chemicals - 4.2%
Nutrien Ltd.	784,581	41,534,012
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B	295,100	12,414,173
Metals & Mining - 5.5%
Franco-Nevada Corp.	460,600	28,767,163
Lundin Mining Corp.	1,694,600	6,964,021
OceanaGold Corp.	524,300	1,509,436
Wheaton Precious Metals Corp.	998,900	16,420,066
		53,660,686
Paper & Forest Products - 0.5%
Western Forest Products, Inc.	3,717,600	4,970,167

TOTAL MATERIALS		112,579,038

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Allied Properties (REIT)	252,800	8,122,937
TOTAL COMMON STOCKS
(Cost $749,958,585)		969,372,292

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 2.23% (d)	7,133,529	7,134,956
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	13,305,233	13,306,564
TOTAL MONEY MARKET FUNDS
(Cost $20,441,520)		20,441,520
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $770,400,105)		989,813,812
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(10,641,430)
NET ASSETS - 100%		$979,172,382

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,627,342 or 1.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$363,826
Fidelity Securities Lending Cash Central Fund	214,540
Total	$578,366

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $12,532,599) — See accompanying schedule: Unaffiliated issuers (cost $749,958,585)	$969,372,292
Fidelity Central Funds (cost $20,441,520)	20,441,520
Total Investment in Securities (cost $770,400,105)		$989,813,812
Foreign currency held at value (cost $28,094)		28,094
Receivable for investments sold		2,076,289
Receivable for fund shares sold		1,897,756
Dividends receivable		1,976,133
Distributions receivable from Fidelity Central Funds		48,996
Prepaid expenses		2,051
Other receivables		9,065
Total assets		995,852,196
Liabilities
Payable for investments purchased	$1,927,052
Payable for fund shares redeemed	651,179
Accrued management fee	490,053
Distribution and service plan fees payable	19,576
Other affiliated payables	223,858
Other payables and accrued expenses	62,026
Collateral on securities loaned	13,306,070
Total liabilities		16,679,814
Net Assets		$979,172,382
Net Assets consist of:
Paid in capital		$703,732,664
Total distributable earnings (loss)		275,439,718
Net Assets		$979,172,382
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($29,419,562÷ 591,312 shares)		$49.75
Maximum offering price per share (100/94.25 of $49.75)		$52.79
Class M:
Net Asset Value and redemption price per share ($7,843,688 ÷ 158,588 shares)		$49.46
Maximum offering price per share (100/96.50 of $49.46)		$51.25
Class C:
Net Asset Value and offering price per share ($11,195,851 ÷ 230,956 shares)(a)		$48.48
Canada:
Net Asset Value, offering price and redemption price per share ($903,661,966 ÷ 18,064,442 shares)		$50.02
Class I:
Net Asset Value, offering price and redemption price per share ($26,922,861 ÷ 539,185 shares)		$49.93
Class Z:
Net Asset Value, offering price and redemption price per share ($128,454 ÷ 2,572 shares)		$49.94

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$30,083,685
Income from Fidelity Central Funds		578,366
Income before foreign taxes withheld		30,662,051
Less foreign taxes withheld		(4,449,813)
Total income		26,212,238
Expenses
Management fee
Basic fee	$7,754,853
Performance adjustment	(744,922)
Transfer agent fees	2,318,289
Distribution and service plan fees	270,797
Accounting and security lending fees	522,538
Custodian fees and expenses	17,419
Independent trustees' fees and expenses	5,663
Registration fees	70,270
Audit	68,519
Legal	5,633
Miscellaneous	8,635
Total expenses before reductions	10,297,694
Expense reductions	(65,879)
Total expenses after reductions		10,231,815
Net investment income (loss)		15,980,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,279,605
Fidelity Central Funds	(1,821)
Foreign currency transactions	(44,913)
Total net realized gain (loss)		57,232,871
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(134,483,140)
Assets and liabilities in foreign currencies	1,384
Total change in net unrealized appreciation (depreciation)		(134,481,756)
Net gain (loss)		(77,248,885)
Net increase (decrease) in net assets resulting from operations		$(61,268,462)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,980,423	$16,819,801
Net realized gain (loss)	57,232,871	52,938,459
Change in net unrealized appreciation (depreciation)	(134,481,756)	105,995,484
Net increase (decrease) in net assets resulting from operations	(61,268,462)	175,753,744
Distributions to shareholders	(27,476,751)	–
Distributions to shareholders from net investment income	–	(16,443,381)
Distributions to shareholders from net realized gain	–	(5,168,976)
Total distributions	(27,476,751)	(21,612,357)
Share transactions - net increase (decrease)	(157,321,221)	(276,985,730)
Redemption fees	5,144	38,887
Total increase (decrease) in net assets	(246,061,290)	(122,805,456)
Net Assets
Beginning of period	1,225,233,672	1,348,039,128
End of period	$979,172,382	$1,225,233,672
Other Information
Undistributed net investment income end of period		$13,463,474

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.11	$48.09	$45.25	$60.56	$57.31
Income from Investment Operations
Net investment income (loss)A	.60	.50	.48	.45	.47
Net realized and unrealized gain (loss)	(3.88)	6.16	2.84	(8.04)	3.13
Total from investment operations	(3.28)	6.66	3.32	(7.59)	3.60
Distributions from net investment income	(.59)	(.45)	(.42)	(.50)	(.03)
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(1.08)	(.64)	(.48)	(7.72)	(.35)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.75	$54.11	$48.09	$45.25	$60.56
Total ReturnC,D	(6.19)%	13.98%	7.45%	(14.32)%	6.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.21%	1.34%	1.48%	1.43%	1.29%
Expenses net of fee waivers, if any	1.21%	1.34%	1.48%	1.43%	1.29%
Expenses net of all reductions	1.20%	1.34%	1.48%	1.43%	1.29%
Net investment income (loss)	1.13%	.98%	1.06%	.90%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$29,420	$37,557	$44,144	$58,286	$95,004
Portfolio turnover rateG	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$53.77	$47.82	$44.99	$60.22	$57.14
Income from Investment Operations
Net investment income (loss)A	.44	.35	.35	.29	.29
Net realized and unrealized gain (loss)	(3.86)	6.13	2.83	(8.00)	3.11
Total from investment operations	(3.42)	6.48	3.18	(7.71)	3.40
Distributions from net investment income	(.40)	(.34)	(.29)	(.30)	–
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(.89)	(.53)	(.35)	(7.52)	(.32)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$49.46	$53.77	$47.82	$44.99	$60.22
Total ReturnC,D	(6.47)%	13.64%	7.14%	(14.58)%	5.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.51%	1.63%	1.77%	1.75%	1.59%
Expenses net of fee waivers, if any	1.51%	1.63%	1.77%	1.75%	1.59%
Expenses net of all reductions	1.51%	1.63%	1.77%	1.75%	1.59%
Net investment income (loss)	.83%	.69%	.78%	.58%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$7,844	$10,356	$11,140	$12,820	$21,989
Portfolio turnover rateG	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$52.72	$46.87	$44.02	$59.04	$56.27
Income from Investment Operations
Net investment income (loss)A	.21	.13	.15	.07	.02
Net realized and unrealized gain (loss)	(3.78)	6.01	2.78	(7.85)	3.07
Total from investment operations	(3.57)	6.14	2.93	(7.78)	3.09
Distributions from net investment income	(.18)	(.11)	(.02)	(.02)	–
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(.67)	(.29)B	(.08)	(7.24)	(.32)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$48.48	$52.72	$46.87	$44.02	$59.04
Total ReturnD,E	(6.85)%	13.16%	6.67%	(14.96)%	5.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.94%	2.06%	2.21%	2.19%	2.03%
Expenses net of fee waivers, if any	1.93%	2.06%	2.21%	2.19%	2.03%
Expenses net of all reductions	1.93%	2.06%	2.21%	2.18%	2.03%
Net investment income (loss)	.40%	.26%	.33%	.14%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$11,196	$15,938	$18,489	$21,610	$38,749
Portfolio turnover rateH	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.29 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.188 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.41	$48.35	$45.55	$60.95	$57.72
Income from Investment Operations
Net investment income (loss)A	.77	.66	.62	.60	.66
Net realized and unrealized gain (loss)	(3.90)	6.20	2.85	(8.09)	3.13
Total from investment operations	(3.13)	6.86	3.47	(7.49)	3.79
Distributions from net investment income	(.77)	(.61)	(.61)	(.69)	(.24)
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(1.26)	(.80)	(.67)	(7.91)	(.56)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$50.02	$54.41	$48.35	$45.55	$60.95
Total ReturnC	(5.89)%	14.35%	7.79%	(14.08)%	6.64%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	1.02%	1.17%	1.15%	.98%
Expenses net of fee waivers, if any	.89%	1.02%	1.17%	1.15%	.98%
Expenses net of all reductions	.88%	1.02%	1.17%	1.14%	.98%
Net investment income (loss)	1.45%	1.30%	1.37%	1.18%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$903,662	$1,130,803	$1,233,050	$1,279,488	$2,057,843
Portfolio turnover rateF	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.29	$48.28	$45.44	$60.80	$57.57
Income from Investment Operations
Net investment income (loss)A	.79	.67	.66	.61	.65
Net realized and unrealized gain (loss)	(3.90)	6.19	2.83	(8.07)	3.12
Total from investment operations	(3.11)	6.86	3.49	(7.46)	3.77
Distributions from net investment income	(.77)	(.66)	(.59)	(.68)	(.22)
Distributions from net realized gain	(.49)	(.19)	(.06)	(7.22)	(.32)
Total distributions	(1.25)B	(.85)	(.65)	(7.90)	(.54)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$49.93	$54.29	$48.28	$45.44	$60.80
Total ReturnD	(5.86)%	14.38%	7.83%	(14.05)%	6.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	1.00%	1.14%	1.13%	1.00%
Expenses net of fee waivers, if any	.85%	.99%	1.13%	1.12%	1.00%
Expenses net of all reductions	.85%	.99%	1.13%	1.12%	1.00%
Net investment income (loss)	1.49%	1.33%	1.41%	1.21%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$26,923	$30,581	$41,217	$14,846	$30,165
Portfolio turnover rateG	29%	26%	44%	24%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.25 per share is comprised of distributions from net investment income of $.765 and distributions from net realized gain of $.487 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$53.92
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(4.04)
Total from investment operations	(3.98)
Net asset value, end of period	$49.94
Total ReturnC,D	(7.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%G
Expenses net of fee waivers, if any	.80%G
Expenses net of all reductions	.79%G
Net investment income (loss)	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$128
Portfolio turnover rateH	29%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Canada, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$271,886,304
Gross unrealized depreciation	(54,702,050)
Net unrealized appreciation (depreciation)	$217,184,254
Tax Cost	$772,629,558

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,302,376
Undistributed long-term capital gain	$50,973,304
Net unrealized appreciation (depreciation) on securities and other investments	$217,164,035

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$22,403,877	$ 21,612,357
Long-term Capital Gains	5,072,874	–
Total	$27,476,751	$ 21,612,357

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $318,501,013 and $465,414,459, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$85,664	$–
Class M	.25%	.25%	46,192	–
Class C	.75%	.25%	138,941	486
			$270,797	$486

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,397
Class M	1,796
Class C(a)	492
$7,685

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$93,758.27
Class M	29,866.32
Class C	34,242.25
Canada	2,112,216.20
Class I	48,203.17
Class Z	4	.05(a)
	$2,318,289

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,145 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $214,540. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $53,821 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,058.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$734,732	$–
Class M	166,749	–
Class C	198,725	–
Canada	25,679,409	–
Class I	697,136	–
Total	$27,476,751	$–
From net investment income
Class A	$–	$406,836
Class M	–	78,661
Class C	–	39,905
Canada	–	15,352,959
Class I	–	565,020
Total	$–	$16,443,381
From net realized gain
Class A	$–	$168,842
Class M	–	43,752
Class C	–	71,450
Canada	–	4,723,987
Class I	–	160,945
Total	$–	$5,168,976

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	46,971	63,470	$2,500,808	$3,161,163
Reinvestment of distributions	12,714	10,631	672,936	525,595
Shares redeemed	(162,467)	(297,916)	(8,569,248)	(14,925,894)
Net increase (decrease)	(102,782)	(223,815)	$(5,395,504)	$(11,239,136)
Class M
Shares sold	8,442	24,195	$442,723	$1,198,423
Reinvestment of distributions	3,154	2,464	166,353	121,397
Shares redeemed	(45,613)	(67,009)	(2,414,584)	(3,403,775)
Net increase (decrease)	(34,017)	(40,350)	$(1,805,508)	$(2,083,955)
Class C
Shares sold	9,399	25,680	$481,011	$1,254,827
Reinvestment of distributions	3,474	1,995	180,309	96,717
Shares redeemed	(84,247)	(119,795)	(4,355,073)	(5,862,219)
Net increase (decrease)	(71,374)	(92,120)	$(3,693,753)	$(4,510,675)
Canada
Shares sold	711,176	1,830,107	$37,797,009	$91,494,332
Reinvestment of distributions	457,772	381,896	24,289,363	18,930,598
Shares redeemed	(3,887,975)	(6,928,660)	(207,409,511)	(353,430,502)
Net increase (decrease)	(2,719,027)	(4,716,657)	$(145,323,139)	$(243,005,572)
Class I
Shares sold	160,132	249,628	$8,478,569	$12,551,193
Reinvestment of distributions	12,538	14,338	663,882	709,005
Shares redeemed	(196,779)	(554,299)	(10,381,577)	(29,406,590)
Net increase (decrease)	(24,109)	(290,333)	$(1,239,126)	$(16,146,392)
Class Z
Shares sold	2,572	–	$135,809	$–
Net increase (decrease)	2,572	–	$135,809	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® China Region Fund	(15.62)%	3.97%	10.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Period Ending Values
$27,982	Fidelity® China Region Fund
$27,683	MSCI Golden Dragon Index

Fidelity® China Region Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Managers Stephen Lieu and Ivan Xie:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -16%, trailing the -13.61% return of the benchmark MSCI Golden Dragon Index. Versus the benchmark, positioning in financials and information technology detracted most from fund performance. By country, our picks in China and Taiwan were responsible for most of the shortfall. The largest relative detractor was an out-of-benchmark stake in Suofeiya Home Collection, a China-based manufacturer of customized furniture that suffered from a slowdown in the nation’s property market. Other relative detractors included Geely Automobile, a stock we added this period, and Lens Technology, which makes cover glass for smartphones – both based in China. We exited the latter position by period end. Conversely, an overweighting in health care and positioning in energy lifted our relative result, as did a cash position of about 4%, on average. CSPC Pharmaceutical Group, a China-based maker of pharmaceuticals and supplements added more value than any other fund position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 3, 2018, Stephen Lieu and Ivan Xie joined Lead Portfolio Manager Robert Bao as Co-Managers of the fund. On June 8, 2018, Bao assumed Co-Manager responsibilities through June 30, 2018, at which time he left the firm to pursue other opportunities.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Cayman Islands	35.9%
China	23.5%
Taiwan	14.3%
Hong Kong	13.6%
United States of America*	5.2%
Bermuda	4.0%
Bailiwick of Jersey	1.1%
Korea (South)	1.0%
British Virgin Islands	0.9%
Other	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	95.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Interactive Media & Services)	10.3
Alibaba Group Holding Ltd. sponsored ADR (Internet & Direct Marketing Retail)	8.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.2
AIA Group Ltd. (Insurance)	4.8
China Construction Bank Corp. (H Shares) (Banks)	4.3
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.9
CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2.3
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	2.2
China Unicom Ltd. (Diversified Telecommunication Services)	2.1
NetEase, Inc. ADR (Entertainment)	2.0
45.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	21.0
Consumer Discretionary	16.5
Communication Services	16.2
Information Technology	14.4
Real Estate	5.4
Industrials	4.8
Energy	4.6
Materials	4.1
Consumer Staples	3.5
Health Care	3.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® China Region Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
COMMUNICATION SERVICES - 16.2%
Diversified Telecommunication Services - 2.8%
China Telecom Corp. Ltd. (H Shares)	14,300,000	$6,747,046
China Unicom Ltd.	20,936,000	21,897,987
China Unicom Ltd. sponsored ADR	65	678
		28,645,711
Entertainment - 2.0%
NetEase, Inc. ADR	100,300	20,847,355
Interactive Media & Services - 11.0%
58.com, Inc. ADR (a)	38,300	2,512,097
Momo, Inc. ADR (a)	144,000	4,834,080
Tencent Holdings Ltd.	3,101,100	106,241,403
		113,587,580
Wireless Telecommunication Services - 0.4%
SmarTone Telecommunications Holdings Ltd.	3,208,000	4,450,811

TOTAL COMMUNICATION SERVICES		167,531,457

CONSUMER DISCRETIONARY - 16.5%
Automobiles - 1.6%
Geely Automobile Holdings Ltd.	8,862,000	16,951,141
Diversified Consumer Services - 1.3%
New Oriental Education & Technology Group, Inc. sponsored ADR	229,800	13,445,598
Hotels, Restaurants & Leisure - 0.7%
Yum China Holdings, Inc.	194,500	7,017,560
Household Durables - 2.1%
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	1,120,748	6,114,938
Midea Group Co. Ltd. Class A	995,500	5,286,005
Sundart Holdings Ltd.	15,954,000	9,561,882
Suofeiya Home Collection Co. Ltd. Class A	231,121	596,054
		21,558,879
Internet & Direct Marketing Retail - 9.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	610,500	86,861,940
Meituan Dianping Class B	1,983,088	11,539,006
		98,400,946
Specialty Retail - 0.2%
China Yongda Automobiles Services Holdings Ltd.	3,718,000	1,986,549
Textiles, Apparel & Luxury Goods - 1.1%
Pinduoduo, Inc. ADR (b)	142,638	2,517,561
Shenzhou International Group Holdings Ltd.	786,000	8,679,933
		11,197,494

TOTAL CONSUMER DISCRETIONARY		170,558,167

CONSUMER STAPLES - 3.5%
Beverages - 1.3%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	444,921	5,637,692
Kweichow Moutai Co. Ltd. (A Shares)	100,882	7,938,204
		13,575,896
Food & Staples Retailing - 0.1%
Taiwan FamilyMart Co. Ltd.	159,000	1,078,471
Food Products - 1.0%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	3,374,869	10,682,461
Personal Products - 1.1%
Grape King Bio Ltd.	1,756,000	11,059,899

TOTAL CONSUMER STAPLES		36,396,727

ENERGY - 4.6%
Energy Equipment & Services - 1.8%
China Oilfield Services Ltd. (H Shares)	17,392,000	16,300,946
Yantai Jereh Oilfield Services Class A	966,517	2,819,611
		19,120,557
Oil, Gas & Consumable Fuels - 2.8%
CNOOC Ltd.	13,702,000	23,334,231
PetroChina Co. Ltd. (H Shares)	7,332,000	5,271,882
		28,606,113

TOTAL ENERGY		47,726,670

FINANCIALS - 21.0%
Banks - 10.3%
BOC Hong Kong (Holdings) Ltd.	3,422,000	12,785,672
China Construction Bank Corp. (H Shares)	55,877,000	44,341,034
Dah Sing Banking Group Ltd.	1,549,600	2,944,298
Dah Sing Financial Holdings Ltd.	277,200	1,486,398
E.SUN Financial Holdings Co. Ltd.	21,812,109	14,442,539
Industrial & Commercial Bank of China Ltd. (H Shares)	44,569,000	30,238,866
		106,238,807
Capital Markets - 1.4%
China Petroleum Engineering Corp. ELS (UBS Bank Warrant Program) warrants 10/28/19 (a)(c)	7,356,276	5,009,184
CITIC Securities Co. Ltd. (H Shares)	4,092,500	7,201,844
Value Partners Group Ltd.	3,137,000	2,328,163
		14,539,191
Consumer Finance - 0.2%
LexinFintech Holdings Ltd. ADR	97,100	949,638
PPDAI Group, Inc. ADR (a)	188,594	1,076,872
		2,026,510
Insurance - 9.1%
AIA Group Ltd.	6,469,200	48,960,656
China Life Insurance Co. Ltd. (H Shares)	3,749,000	7,512,240
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,333,000	4,963,510
PICC Property & Casualty Co. Ltd. (H Shares)	9,825,000	9,521,866
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,401,000	22,610,939
		93,569,211

TOTAL FINANCIALS		216,373,719

HEALTH CARE - 3.0%
Biotechnology - 0.9%
China Biologic Products Holdings, Inc. (a)(b)	142,200	9,447,768
Health Care Equipment & Supplies - 0.3%
Ginko International Co. Ltd.	460,000	2,614,945
Health Care Providers & Services - 0.1%
China Resources Medical Holdin	1,879,000	1,291,491
Pharmaceuticals - 1.7%
Ascletis Pharma, Inc. (a)	3,506,000	2,543,900
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	6,155,220	11,806,333
Yunnan Baiyao Group Co. Ltd. (d)	286,245	2,881,880
		17,232,113

TOTAL HEALTH CARE		30,586,317

INDUSTRIALS - 4.8%
Construction & Engineering - 1.0%
Sinopec Engineering Group Co. Ltd. (H Shares)	11,310,500	10,514,419
Electrical Equipment - 0.3%
BizLink Holding, Inc.	618,000	3,293,551
Industrial Conglomerates - 1.9%
CK Hutchison Holdings Ltd.	1,903,500	19,163,770
Machinery - 0.6%
Cimc Enric Holdings Ltd.	5,798,000	4,450,929
Zhengzhou Yutong Bus Co. Ltd.	1,399,918	2,139,317
		6,590,246
Marine - 0.5%
Pacific Basin Shipping Ltd.	24,796,000	5,406,966
Professional Services - 0.2%
Sporton International, Inc.	556,000	2,065,212
Transportation Infrastructure - 0.3%
Shanghai International Airport Co. Ltd. (A Shares)	402,741	2,860,782

TOTAL INDUSTRIALS		49,894,946

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 0.9%
Nanfang Communication Holdings Ltd.	14,428,000	9,291,235
Electronic Equipment & Components - 2.2%
Chroma ATE, Inc.	862,000	3,020,849
FLEXium Interconnect, Inc.	1,800,000	4,517,369
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	1,656,944	5,748,288
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,219,520	3,103,896
Largan Precision Co. Ltd.	27,000	2,921,464
Sunny Optical Technology Group Co. Ltd.	324,600	2,814,708
		22,126,574
Semiconductors & Semiconductor Equipment - 10.4%
Himax Technologies, Inc. sponsored ADR	240,562	1,277,384
Nanya Technology Corp.	4,276,000	7,098,929
Parade Technologies Ltd.	641,000	8,488,558
Phison Electronics Corp.	740,000	4,851,989
Semiconductor Manufacturing International Corp. (a)	4,142,500	3,421,861
Silergy Corp.	457,000	5,815,733
Taiwan Semiconductor Manufacturing Co. Ltd.	8,533,000	64,024,283
United Microelectronics Corp.	18,963,000	7,222,366
Win Semiconductors Corp.	1,698,000	5,210,187
		107,411,290
Technology Hardware, Storage & Peripherals - 0.9%
ADLINK Technology, Inc.	1,920,844	2,177,666
Ennoconn Corp.	1,103,000	7,303,338
		9,481,004

TOTAL INFORMATION TECHNOLOGY		148,310,103

MATERIALS - 4.1%
Chemicals - 1.7%
Formosa Plastics Corp.	1,188,000	3,875,519
LG Chemical Ltd.	36,138	10,990,259
Nan Ya Plastics Corp.	1,216,000	3,020,313
		17,886,091
Construction Materials - 1.3%
BBMG Corp. (H Shares) (b)	9,772,000	2,691,616
West China Cement Ltd.	76,304,000	11,287,070
		13,978,686
Metals & Mining - 1.1%
Zijin Mng Group Co. Ltd. (H Shares)	29,330,000	10,883,811

TOTAL MATERIALS		42,748,588

REAL ESTATE - 5.4%
Real Estate Management & Development - 5.4%
Cheung Kong Property Holdings Ltd.	982,500	6,377,145
China Overseas Land and Investment Ltd.	4,074,000	12,754,060
Hongkong Land Holdings Ltd.	1,955,000	11,573,600
Longfor Properties Co. Ltd.	4,308,500	10,460,898
Sino Land Ltd.	8,938,000	14,019,141
		55,184,844
UTILITIES - 2.0%
Gas Utilities - 2.0%
China Gas Holdings Ltd.	3,081,600	9,745,494
China Resource Gas Group Ltd.	2,954,000	11,300,761
		21,046,255
TOTAL COMMON STOCKS
(Cost $928,790,429)		986,357,793

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 2.23% (e)	37,255,581	37,263,032
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	3,037,419	3,037,722
TOTAL MONEY MARKET FUNDS
(Cost $40,300,754)		40,300,754
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $969,091,183)		1,026,658,547
NET OTHER ASSETS (LIABILITIES) - 0.6%		5,891,194
NET ASSETS - 100%		$1,032,549,741

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,009,184 or 0.5% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$832,298
Fidelity Securities Lending Cash Central Fund	181,809
Total	$1,014,107

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$167,531,457	$39,392,067	$128,139,390	$--
Consumer Discretionary	170,558,167	159,019,161	11,539,006	--
Consumer Staples	36,396,727	36,396,727	--	--
Energy	47,726,670	19,120,557	28,606,113	--
Financials	216,373,719	129,272,395	87,101,324	--
Health Care	30,586,317	27,704,437	--	2,881,880
Industrials	49,894,946	49,894,946	--	--
Information Technology	148,310,103	73,641,593	74,668,510	--
Materials	42,748,588	42,748,588	--	--
Real Estate	55,184,844	55,184,844	--	--
Utilities	21,046,255	21,046,255	--	--
Money Market Funds	40,300,754	40,300,754	--	--
Total Investments in Securities:	$1,026,658,547	$693,722,324	$330,054,343	$2,881,880

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$53,713,026
Level 2 to Level 1	$0

The following are reconciliations of Investments in Securities for which Level 3 inputs were used in determining value:

Consumer Discretionary:
Beginning Balance	$11,083,598
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(4,815,354)
Cost of Purchases	--
Proceeds of Sales	(6,268,244)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$--
Other Investments in Securities:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	2,190,445
Net Unrealized Gain (Loss) on Investment Securities	(2,976,464)
Cost of Purchases	2,956,846
Proceeds of Sales	(8,128,190)
Amortization/Accretion	--
Transfers into Level 3	8,839,243
Transfers out of Level 3	--
Ending Balance	$2,881,880
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(2,976,465)

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,982,644) — See accompanying schedule: Unaffiliated issuers (cost $928,790,429)	$986,357,793
Fidelity Central Funds (cost $40,300,754)	40,300,754
Total Investment in Securities (cost $969,091,183)		$1,026,658,547
Foreign currency held at value (cost $10,025)		10,030
Receivable for investments sold		9,556,495
Receivable for fund shares sold		510,423
Dividends receivable		581,142
Distributions receivable from Fidelity Central Funds		65,909
Prepaid expenses		2,812
Other receivables		248,562
Total assets		1,037,633,920
Liabilities
Payable for investments purchased	$263,111
Payable for fund shares redeemed	641,491
Accrued management fee	623,821
Distribution and service plan fees payable	17,704
Other affiliated payables	228,018
Other payables and accrued expenses	272,149
Collateral on securities loaned	3,037,885
Total liabilities		5,084,179
Net Assets		$1,032,549,741
Net Assets consist of:
Paid in capital		$1,012,934,286
Total distributable earnings (loss)		19,615,455
Net Assets		$1,032,549,741
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,423,957 ÷ 815,415 shares)		$28.73
Maximum offering price per share (100/94.25 of $28.73)		$30.48
Class M:
Net Asset Value and redemption price per share ($8,131,547 ÷ 284,850 shares)		$28.55
Maximum offering price per share (100/96.50 of $28.55)		$29.59
Class C:
Net Asset Value and offering price per share ($10,138,026 ÷ 363,375 shares)(a)		$27.90
China Region:
Net Asset Value, offering price and redemption price per share ($969,679,165 ÷ 33,308,224 shares)		$29.11
Class I:
Net Asset Value, offering price and redemption price per share ($20,853,800 ÷ 721,533 shares)		$28.90
Class Z:
Net Asset Value, offering price and redemption price per share ($323,246 ÷ 11,182 shares)		$28.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$25,434,201
Income from Fidelity Central Funds		1,014,107
Income before foreign taxes withheld		26,448,308
Less foreign taxes withheld		(2,663,955)
Total income		23,784,353
Expenses
Management fee	$9,871,085
Transfer agent fees	2,555,372
Distribution and service plan fees	280,341
Accounting and security lending fees	646,400
Custodian fees and expenses	442,271
Independent trustees' fees and expenses	7,222
Registration fees	124,049
Audit	85,132
Legal	3,697
Interest	4,514
Miscellaneous	9,469
Total expenses before reductions	14,029,552
Expense reductions	(473,186)
Total expenses after reductions		13,556,366
Net investment income (loss)		10,227,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,518,556
Fidelity Central Funds	(856)
Foreign currency transactions	(502,302)
Total net realized gain (loss)		94,015,398
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(301,943,119)
Fidelity Central Funds	(365)
Assets and liabilities in foreign currencies	(3,121)
Total change in net unrealized appreciation (depreciation)		(301,946,605)
Net gain (loss)		(207,931,207)
Net increase (decrease) in net assets resulting from operations		$(197,703,220)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,227,987	$6,291,196
Net realized gain (loss)	94,015,398	78,315,721
Change in net unrealized appreciation (depreciation)	(301,946,605)	266,749,225
Net increase (decrease) in net assets resulting from operations	(197,703,220)	351,356,142
Distributions to shareholders	(5,632,793)	–
Distributions to shareholders from net investment income	–	(10,635,865)
Distributions to shareholders from net realized gain	–	(1,988,966)
Total distributions	(5,632,793)	(12,624,831)
Share transactions - net increase (decrease)	(145,112,080)	(22,198,615)
Redemption fees	88,494	258,175
Total increase (decrease) in net assets	(348,359,599)	316,790,871
Net Assets
Beginning of period	1,380,909,340	1,064,118,469
End of period	$1,032,549,741	$1,380,909,340
Other Information
Undistributed net investment income end of period		$5,536,153

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.22	$25.46	$29.34	$34.18	$35.56
Income from Investment Operations
Net investment income (loss)A	.15	.08	.18	.40B	.21
Net realized and unrealized gain (loss)	(5.56)	8.90	(.20)	(.83)	2.01C
Total from investment operations	(5.41)	8.98	(.02)	(.43)	2.22
Distributions from net investment income	(.08)	(.18)	(.27)	(.22)	(.30)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	(.08)	(.23)	(3.86)	(4.46)	(3.61)
Redemption fees added to paid in capitalA	–D	.01	–D	.05	.01
Net asset value, end of period	$28.73	$34.22	$25.46	$29.34	$34.18
Total ReturnE,F	(15.86)%	35.67%	(.13)%	(1.45)%	6.45%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%	1.30%	1.33%	1.28%	1.35%
Expenses net of fee waivers, if any	1.27%	1.30%	1.33%	1.28%	1.35%
Expenses net of all reductions	1.24%	1.29%	1.32%	1.26%	1.35%
Net investment income (loss)	.43%	.28%	.75%	1.26%B	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$23,424	$35,539	$22,937	$32,761	$21,728
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.05	$25.34	$29.18	$34.02	$35.40
Income from Investment Operations
Net investment income (loss)A	.03	(.02)	.10	.30B	.12
Net realized and unrealized gain (loss)	(5.53)	8.88	(.22)	(.83)	1.99C
Total from investment operations	(5.50)	8.86	(.12)	(.53)	2.11
Distributions from net investment income	–	(.11)	(.13)	(.12)	(.19)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	–	(.16)	(3.72)	(4.36)	(3.50)
Redemption fees added to paid in capitalA	–D	.01	–D	.05	.01
Net asset value, end of period	$28.55	$34.05	$25.34	$29.18	$34.02
Total ReturnE,F	(16.15)%	35.25%	(.50)%	(1.79)%	6.15%C
Ratios to Average Net AssetsG,H
Expenses before reductions	1.62%	1.65%	1.67%	1.62%	1.65%
Expenses net of fee waivers, if any	1.62%	1.65%	1.67%	1.62%	1.65%
Expenses net of all reductions	1.58%	1.64%	1.67%	1.60%	1.65%
Net investment income (loss)	.08%	(.07)%	.40%	.92%B	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$8,132	$9,763	$5,644	$6,409	$6,305
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$33.41	$24.82	$28.68	$33.56	$34.99
Income from Investment Operations
Net investment income (loss)A	(.11)	(.13)	–B	.15C	(.02)
Net realized and unrealized gain (loss)	(5.40)	8.73	(.21)	(.80)	1.97D
Total from investment operations	(5.51)	8.60	(.21)	(.65)	1.95
Distributions from net investment income	–	–	(.06)	(.04)	(.08)
Distributions from net realized gain	–	(.02)	(3.59)	(4.24)	(3.31)
Total distributions	–	(.02)	(3.65)	(4.28)	(3.39)
Redemption fees added to paid in capitalA	–B	.01	–B	.05	.01
Net asset value, end of period	$27.90	$33.41	$24.82	$28.68	$33.56
Total ReturnE,F	(16.49)%	34.71%	(.88)%	(2.21)%	5.71%D
Ratios to Average Net AssetsG,H
Expenses before reductions	2.01%	2.05%	2.07%	2.05%	2.07%
Expenses net of fee waivers, if any	2.01%	2.05%	2.07%	2.05%	2.07%
Expenses net of all reductions	1.98%	2.03%	2.06%	2.02%	2.07%
Net investment income (loss)	(.31)%	(.46)%	.01%	.49%C	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,138	$12,952	$11,218	$14,355	$10,445
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.64	$25.78	$29.66	$34.51	$35.83
Income from Investment Operations
Net investment income (loss)A	.26	.17	.26	.51B	.33
Net realized and unrealized gain (loss)	(5.65)	9.00	(.21)	(.84)	2.03C
Total from investment operations	(5.39)	9.17	.05	(.33)	2.36
Distributions from net investment income	(.14)	(.27)	(.35)	(.33)	(.38)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	(.14)	(.32)	(3.93)D	(4.57)	(3.69)
Redemption fees added to paid in capitalA	–E	.01	–E	.05	.01
Net asset value, end of period	$29.11	$34.64	$25.78	$29.66	$34.51
Total ReturnF	(15.62)%	36.10%	.15%	(1.14)%	6.83%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.96%	1.00%	1.02%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	1.00%	1.02%	.98%	1.01%
Expenses net of all reductions	.93%	.99%	1.01%	.96%	1.01%
Net investment income (loss)	.74%	.58%	1.06%	1.55%B	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$969,679	$1,294,775	$1,004,985	$1,262,274	$1,352,761
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

 D Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.41	$25.62	$29.51	$34.39	$35.75
Income from Investment Operations
Net investment income (loss)A	.26	.16	.26	.51B	.34
Net realized and unrealized gain (loss)	(5.61)	8.95	(.20)	(.84)	2.02C
Total from investment operations	(5.35)	9.11	.06	(.33)	2.36
Distributions from net investment income	(.16)	(.28)	(.36)	(.36)	(.43)
Distributions from net realized gain	–	(.05)	(3.59)	(4.24)	(3.31)
Total distributions	(.16)	(.33)	(3.95)	(4.60)	(3.73)D
Redemption fees added to paid in capitalA	–E	.01	–E	.05	.01
Net asset value, end of period	$28.90	$34.41	$25.62	$29.51	$34.39
Total ReturnF	(15.63)%	36.11%	.16%	(1.14)%	6.87%C
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	1.00%	.97%	.98%
Expenses net of fee waivers, if any	.98%	1.01%	1.00%	.97%	.98%
Expenses net of all reductions	.95%	.99%	.99%	.95%	.98%
Net investment income (loss)	.72%	.57%	1.07%	1.57%B	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$20,854	$27,880	$19,334	$26,961	$19,404
Portfolio turnover rateI	60%	68%	70%	151%	87%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

 D Total distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$32.63
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(3.73)
Total from investment operations	(3.72)
Net asset value, end of period	$28.91
Total ReturnC,D	(11.40)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%G
Expenses net of fee waivers, if any	.90%G
Expenses net of all reductions	.87%G
Net investment income (loss)	.57%G
Supplemental Data
Net assets, end of period (000 omitted)	$323
Portfolio turnover rateH	60%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$166,885,742
Gross unrealized depreciation	(110,613,277)
Net unrealized appreciation (depreciation)	$56,272,465
Tax Cost	$970,386,082

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,370,452
Capital loss carryforward	$(45,021,541)
Net unrealized appreciation (depreciation) on securities and other investments	$56,266,545

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(45,021,541)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$5,632,793	$ 12,624,831

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $816,777,335 and $996,955,433, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$83,334	$3,672
Class M	.25%	.25%	55,510	2,032
Class C	.75%	.25%	141,497	30,723
			$280,341	$36,427

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33,964
Class M	4,476
Class C(a)	5,834
$44,274

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$78,350.24
Class M	36,702.33
Class C	31,843.23
China Region	2,346,421.18
Class I	62,051.20
Class Z	5	.05(a)
	$2,555,372

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,192 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,541,333	1.66%	$4,514

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $31,697.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,988 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $181,809. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $458,804 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
China Region	$17

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,365.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$79,937	$–
China Region	5,380,060	–
Class I	172,796	–
Total	$5,632,793	$–
From net investment income
Class A	$–	$157,254
Class M	–	24,256
China Region	–	10,242,046
Class I	–	212,309
Total	$–	$10,635,865
From net realized gain
Class A	$–	$43,202
Class M	–	10,926
Class C	–	7,384
China Region	–	1,889,677
Class I	–	37,777
Total	$–	$1,988,966

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	281,109	484,746	$9,945,540	$14,218,284
Reinvestment of distributions	2,311	7,951	78,690	195,750
Shares redeemed	(506,416)	(355,316)	(18,191,086)	(9,896,035)
Net increase (decrease)	(222,996)	137,381	$(8,166,856)	$4,517,999
Class M
Shares sold	116,652	114,104	$4,199,988	$3,376,139
Reinvestment of distributions	–	1,419	–	34,859
Shares redeemed	(118,515)	(51,513)	(4,110,606)	(1,446,359)
Net increase (decrease)	(1,863)	64,010	$89,382	$1,964,639
Class C
Shares sold	141,748	123,999	$4,961,864	$3,531,382
Reinvestment of distributions	–	254	–	6,148
Shares redeemed	(166,005)	(188,578)	(5,613,368)	(4,895,729)
Net increase (decrease)	(24,257)	(64,325)	$(651,504)	$(1,358,199)
China Region
Shares sold	9,405,338	7,507,787	$342,970,076	$224,773,166
Reinvestment of distributions	150,399	469,834	5,175,224	11,675,364
Shares redeemed	(13,622,290)	(9,588,795)	(481,771,408)	(265,714,287)
Net increase (decrease)	(4,066,553)	(1,611,174)	$(133,626,108)	$(29,265,757)
Class I
Shares sold	748,387	659,273	$26,698,679	$19,707,002
Reinvestment of distributions	4,532	8,728	154,844	215,492
Shares redeemed	(841,495)	(612,455)	(29,947,068)	(17,979,791)
Net increase (decrease)	(88,576)	55,546	$(3,093,545)	$1,942,703
Class Z
Shares sold	11,185	–	$336,639	$–
Shares redeemed	(3)	–	(88)	–
Net increase (decrease)	11,182	–	$336,551	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	(15.75)%	4.46%	8.68%

 Prior to December 1, 2010, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$22,982	Fidelity® Emerging Asia Fund
$26,554	MSCI AC (All Country) Asia ex Japan Index

Fidelity® Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager John Dance:  For the year, the fund returned -15.75%, lagging the -13.62% return of the benchmark MSCI AC (All Country) Asia ex Japan Index. Stock selection primarily drove the fund’s underperformance of the benchmark, especially in the energy, utilities, financials and information technology sectors. By country, picks in India and China detracted notably. Choices in Australia hurt to a lesser extent. At the stock level, an out-of-benchmark position in Australia-based Blue Sky Alternative Investments detracted most on a relative basis. The stock dropped sharply and was suspended from trading after a report surfaced claiming the firm overvalued its fee-earning assets and overstated its investment results. We believe the accusations are without merit and continued to hold the stock in the fund at period end. The fund’s largest position, Tencent Holdings, also detracted this period. In August, Tencent reported a rare quarterly profit decline. Conversely, stock selection in the consumer discretionary sector was a bright spot, and the fund’s cash position provided some ballast in a declining market. Geographically, stock picking in Hong Kong and Indonesia contributed. The fund's top relative contributor was HKT Trust and HKT Limited Stapled Units, a Hong Kong-based wireless operator.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
India	17.9%
Cayman Islands	17.8%
China	14.8%
Taiwan	9.1%
Korea (South)	9.0%
Hong Kong	7.7%
United States of America*	6.8%
Bermuda	3.5%
Indonesia	3.0%
Other	10.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	93.2
Short-Term Investments and Net Other Assets (Liabilities)	6.8

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	7.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	5.6
AIA Group Ltd. (Hong Kong, Insurance)	4.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.5
China Construction Bank Corp. (H Shares) (China, Banks)	2.5
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	2.5
HKT Trust/HKT Ltd. unit (Multi-National, Diversified Telecommunication Services)	2.0
PT Bank Central Asia Tbk (Indonesia, Banks)	1.9
37.3

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	24.0
Information Technology	13.7
Consumer Discretionary	12.7
Communication Services	11.6
Industrials	7.4
Real Estate	5.3
Consumer Staples	4.8
Energy	4.4
Utilities	4.3
Health Care	3.5

Fidelity® Emerging Asia Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
Australia - 2.2%
Blue Sky Alternative Investments Ltd. (a)	1,183,786	$1,014,341
HUB24 Ltd.	748,233	6,072,209
Netwealth Group Ltd. (b)	120,981	599,709
SpeedCast International Ltd.	1,464,414	3,733,289
Woodside Petroleum Ltd.	355,014	8,761,400

TOTAL AUSTRALIA		20,180,948

Bermuda - 3.5%
China Resource Gas Group Ltd.	2,078,000	7,949,553
Hongkong Land Holdings Ltd.	1,961,200	11,610,304
Tai Cheung Holdings Ltd.	4,627,000	4,307,232
Vtech Holdings Ltd.	672,000	7,883,753

TOTAL BERMUDA		31,750,842

Cayman Islands - 17.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	361,800	51,476,904
Geely Automobile Holdings Ltd.	3,180,000	6,082,671
International Housewares Retail Co. Ltd.	12,661,400	2,664,045
NetEase, Inc. ADR	38,800	8,064,580
Shenzhou International Group Holdings Ltd.	1,113,000	12,291,050
SITC International Holdings Co. Ltd.	4,004,000	2,940,983
Tencent Holdings Ltd.	1,874,400	64,215,563
Value Partners Group Ltd. (b)	8,279,000	6,144,362
ZTO Express (Cayman), Inc. sponsored ADR (b)	525,500	8,523,610

TOTAL CAYMAN ISLANDS		162,403,768

China - 14.8%
China Construction Bank Corp. (H Shares)	28,557,000	22,661,326
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,897,200	7,064,345
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	1,284,700	7,009,480
Hangzhou Tigermed Consulting Co. Ltd. Class A	1,074,798	6,565,287
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	1,954,922	6,187,908
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	410,558	5,202,271
Kweichow Moutai Co. Ltd. (A Shares)	210,181	16,538,724
Midea Group Co. Ltd. Class A	1,009,100	5,358,220
PICC Property & Casualty Co. Ltd. (H Shares)	6,637,680	6,432,886
Qingdao Port International Co. Ltd. (a)(c)	11,238,000	6,592,085
Shanghai International Airport Co. Ltd. (A Shares)	1,553,869	11,037,568
Shenzhen Expressway Co. (H Shares)	11,608,000	10,672,560
Sinopec Engineering Group Co. Ltd. (H Shares)	7,181,000	6,675,570
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	3,659,652	7,019,582
Yunnan Baiyao Group Co. Ltd. (d)	1,018,905	10,258,212

TOTAL CHINA		135,276,024

Hong Kong - 7.7%
AIA Group Ltd.	4,853,800	36,734,872
Dah Sing Banking Group Ltd.	4,246,800	8,069,080
Power Assets Holdings Ltd.	1,263,500	8,434,665
Sino Land Ltd.	4,580,000	7,183,672
Techtronic Industries Co. Ltd.	2,054,000	9,612,635

TOTAL HONG KONG		70,034,924

India - 17.9%
Adani Ports & Special Economic Zone Ltd.	1,355,244	5,842,612
Amara Raja Batteries Ltd.	393,456	3,961,957
Axis Bank Ltd. (a)	1,481,557	11,666,560
Bharti Infratel Ltd.	1,273,484	4,636,095
CCL Products (India) Ltd.	1,559,930	5,339,322
Future Retail Ltd.	1,259,967	8,333,056
Havells India Ltd. (a)	544,441	4,753,921
HDFC Asset Management Co. Ltd. (a)	2,035	38,535
HDFC Bank Ltd.	622,419	16,158,162
Housing Development Finance Corp. Ltd.	942,964	22,557,316
Indraprastha Gas Ltd.	3,396,327	12,274,719
Oberoi Realty Ltd.	1,299,217	7,436,770
Petronet LNG Ltd.	2,188,260	6,677,803
Power Grid Corp. of India Ltd.	4,174,038	10,494,353
Reliance Industries Ltd.	1,772,654	25,435,763
Sun Pharmaceutical Industries Ltd.	1,054,946	8,276,533
TCNS Clothing Co. Ltd. (a)	137,684	1,150,469
UPL Ltd. (a)	719,232	6,557,789
VST Industries Ltd. (a)	53,015	2,273,817

TOTAL INDIA		163,865,552

Indonesia - 3.0%
PT Bank Central Asia Tbk	11,533,000	17,941,487
PT Bank Rakyat Indonesia Tbk	47,377,100	9,816,666

TOTAL INDONESIA		27,758,153

Israel - 0.1%
Sarine Technologies Ltd.	3,360,700	1,298,036
Japan - 1.5%
SMC Corp.	18,600	5,959,055
SoftBank Corp.	92,900	7,351,996

TOTAL JAPAN		13,311,051

Korea (South) - 7.8%
Cafe24 Corp. (a)	39,636	3,838,543
Cuckoo Holdings Co. Ltd.	31,130	3,314,895
Hyundai Fire & Marine Insurance Co. Ltd.	185,021	6,778,158
KB Financial Group, Inc.	288,664	12,005,912
LG Chemical Ltd.	24,363	7,409,256
Samsung Electronics Co. Ltd.	612,510	22,761,108
SK Hynix, Inc.	251,276	15,019,302

TOTAL KOREA (SOUTH)		71,127,174

Malaysia - 0.4%
Bursa Malaysia Bhd	2,156,100	3,771,694
Multi-National - 2.0%
HKT Trust/HKT Ltd. unit	13,505,300	18,599,614
Philippines - 1.1%
Ayala Land, Inc.	13,698,700	10,164,370
Singapore - 0.8%
Wing Tai Holdings Ltd.	5,055,300	7,043,807
Taiwan - 9.1%
E.SUN Financial Holdings Co. Ltd.	14,129,131	9,355,378
Taiwan Semiconductor Manufacturing Co. Ltd.	7,851,892	58,913,835
United Microelectronics Corp.	15,181,000	5,781,930
Voltronic Power Technology Corp.	545,000	8,792,736

TOTAL TAIWAN		82,843,879

Thailand - 2.3%
Bangkok Bank PCL (For. Reg.)	2,073,300	13,255,115
Thai Beverage PCL	17,142,900	7,735,128

TOTAL THAILAND		20,990,243

TOTAL COMMON STOCKS
(Cost $749,147,888)		840,420,079

Nonconvertible Preferred Stocks - 1.2%
Korea (South) - 1.2%
Samsung Electronics Co. Ltd.
(Cost $11,948,927)	335,850	10,522,908

Money Market Funds - 8.7%
Fidelity Cash Central Fund, 2.23% (e)	76,554,324	76,569,635
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	3,392,228	3,392,567
TOTAL MONEY MARKET FUNDS
(Cost $79,962,202)		79,962,202
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $841,059,017)		930,905,189
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(16,965,212)
NET ASSETS - 100%		$913,939,977

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,592,085 or 0.7% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$564,633
Fidelity Securities Lending Cash Central Fund	17,792
Total	$582,425

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$106,601,137	$35,033,578	$71,567,559	$--
Consumer Discretionary	115,817,035	115,817,035	--	--
Consumer Staples	43,277,170	43,277,170	--	--
Energy	40,874,966	40,874,966	--	--
Financials	218,138,113	167,312,713	50,825,400	--
Health Care	32,119,614	21,861,402	--	10,258,212
Industrials	68,527,083	68,527,083	--	--
Information Technology	124,721,379	60,025,614	64,695,765	--
Materials	13,967,045	13,967,045	--	--
Real Estate	47,746,155	47,746,155	--	--
Utilities	39,153,290	39,153,290	--	--
Money Market Funds	79,962,202	79,962,202	--	--
Total Investments in Securities:	$930,905,189	$733,558,253	$187,088,724	$10,258,212

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$25,315,579
Level 2 to Level 1	$1,048,464

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Health Care
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	72,828
Net Unrealized Gain (Loss) on Investment Securities	(5,922,080)
Cost of Purchases	289,824
Proceeds of Sales	(938,130)
Amortization/Accretion	--
Transfers into Level 3	16,755,770
Transfers out of Level 3	--
Ending Balance	$10,258,212
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(5,922,080)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $3,243,777) — See accompanying schedule: Unaffiliated issuers (cost $761,096,815)	$850,942,987
Fidelity Central Funds (cost $79,962,202)	79,962,202
Total Investment in Securities (cost $841,059,017)		$930,905,189
Receivable for investments sold		749,288
Receivable for fund shares sold		3,121,271
Dividends receivable		600,807
Distributions receivable from Fidelity Central Funds		119,959
Prepaid expenses		2,524
Other receivables		417,397
Total assets		935,916,435
Liabilities
Payable for investments purchased	$256,628
Payable for fund shares redeemed	17,249,774
Accrued management fee	570,152
Other affiliated payables	193,540
Other payables and accrued expenses	313,964
Collateral on securities loaned	3,392,400
Total liabilities		21,976,458
Net Assets		$913,939,977
Net Assets consist of:
Paid in capital		$795,879,981
Total distributable earnings (loss)		118,059,996
Net Assets, for 24,907,212 shares outstanding		$913,939,977
Net Asset Value, offering price and redemption price per share ($913,939,977 ÷ 24,907,212 shares)		$36.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$26,331,466
Income from Fidelity Central Funds		582,425
Income before foreign taxes withheld		26,913,891
Less foreign taxes withheld		(2,230,056)
Total income		24,683,835
Expenses
Management fee
Basic fee	$8,852,692
Performance adjustment	668,265
Transfer agent fees	2,180,038
Accounting and security lending fees	584,268
Custodian fees and expenses	630,344
Independent trustees' fees and expenses	6,545
Registration fees	65,146
Audit	102,873
Legal	3,769
Interest	6,195
Miscellaneous	8,607
Total expenses before reductions	13,108,742
Expense reductions	(278,360)
Total expenses after reductions		12,830,382
Net investment income (loss)		11,853,453
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	66,408,944
Fidelity Central Funds	(83)
Foreign currency transactions	(801,432)
Total net realized gain (loss)		65,607,429
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,873,188)	(262,626,984)
Fidelity Central Funds	326
Assets and liabilities in foreign currencies	(61,050)
Total change in net unrealized appreciation (depreciation)		(262,687,708)
Net gain (loss)		(197,080,279)
Net increase (decrease) in net assets resulting from operations		$(185,226,826)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,853,453	$10,858,459
Net realized gain (loss)	65,607,429	2,628,524
Change in net unrealized appreciation (depreciation)	(262,687,708)	285,498,542
Net increase (decrease) in net assets resulting from operations	(185,226,826)	298,985,525
Distributions to shareholders	(11,209,950)	–
Distributions to shareholders from net investment income	–	(9,245,057)
Distributions to shareholders from net realized gain	–	(1,418,120)
Total distributions	(11,209,950)	(10,663,177)
Share transactions
Proceeds from sales of shares	413,143,734	240,731,562
Reinvestment of distributions	9,352,064	9,645,118
Cost of shares redeemed	(598,473,348)	(174,712,854)
Net increase (decrease) in net assets resulting from share transactions	(175,977,550)	75,663,826
Redemption fees	23,229	79,537
Total increase (decrease) in net assets	(372,391,097)	364,065,711
Net Assets
Beginning of period	1,286,331,074	922,265,363
End of period	$913,939,977	$1,286,331,074
Other Information
Undistributed net investment income end of period		$10,490,159
Shares
Sold	9,234,180	6,226,419
Issued in reinvestment of distributions	215,039	301,034
Redeemed	(13,816,562)	(4,887,212)
Net increase (decrease)	(4,367,343)	1,640,241

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Asia Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$43.94	$33.37	$31.20	$33.03	$30.91
Income from Investment Operations
Net investment income (loss)A	.41	.40	.39	.42	.43
Net realized and unrealized gain (loss)	(7.27)	10.56	1.91	(1.96)	2.08
Total from investment operations	(6.86)	10.96	2.30	(1.54)	2.51
Distributions from net investment income	(.37)	(.34)	(.13)	(.29)	(.39)
Distributions from net realized gain	(.02)	(.05)	–	–	–
Total distributions	(.39)	(.39)	(.13)	(.29)	(.39)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$36.69	$43.94	$33.37	$31.20	$33.03
Total ReturnC	(15.75)%	33.28%	7.42%	(4.69)%	8.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.10%	1.16%	1.09%	1.04%
Expenses net of fee waivers, if any	1.02%	1.10%	1.16%	1.09%	1.04%
Expenses net of all reductions	1.00%	1.08%	1.16%	1.09%	1.04%
Net investment income (loss)	.93%	1.07%	1.25%	1.26%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$913,940	$1,286,331	$922,265	$1,008,178	$1,111,277
Portfolio turnover rateF	36%	40%	77%	68%	90%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$172,451,110
Gross unrealized depreciation	(83,901,791)
Net unrealized appreciation (depreciation)	$88,549,319
Tax Cost	$842,355,870

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,355,785
Undistributed long-term capital gain	$21,388,110
Net unrealized appreciation (depreciation) on securities and other investments	$88,316,101

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$11,209,950	$ 10,663,177

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $442,204,191 and $652,733,779, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $590 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,546,167	2.00%	$6,195

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,607 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,792. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $264,749 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $870.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $12,741.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Fund	(14.51)%	2.27%	7.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Emerging Markets Fund.

Period Ending Values
$21,449	Fidelity® Emerging Markets Fund
$21,968	MSCI Emerging Markets Index

Fidelity® Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year, the fund’s share classes returned roughly returned roughly-14% to -15%, trailing the -12.49% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, positioning in energy was the biggest detractor, along with security selection within communication services and consumer staples. Geographically, stock picks in China and India detracted the most by far. Among individual stocks, avoiding strong-performing, Brazil-based metals miner Vale hampered relative performance the most. Avoiding a trio of state-run energy giants, Brazil’s Petroleo Brasileiro (aka Petrobras), Russia’s Lukoil, and China’s CNOOC, also worked against us. Additionally, Argentine bank Banco Macro detracted but was not held in the fund at period end. Turning to sectors, stock selection in information technology was the largest relative contributor. I'll note that the fund's small cash position – representing about 1% of assets, on average – helped our relative result considerably in a down market. Regionally, out-of-benchmark exposure to the United States and continental Europe aided relative results. The top individual contributor was an overweight stake in Brazil-based reinsurance provider IRB Brasil Resseguros due to the stock’s strong showing and timely positioning on our part. Another contributor was an out-of-benchmark stake in Wirecard, a Germany-based provider of online payment processing purchased during the period. Lastly, avoiding weak-performing benchmark name Hon Hai Precision also proved beneficial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Cayman Islands	15.6%
India	11.8%
United States of America*	9.0%
China	8.5%
Brazil	8.3%
Taiwan	7.1%
Korea (South)	6.6%
South Africa	5.2%
Russia	3.0%
Other	24.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.4
Short-Term Investments and Net Other Assets (Liabilities)	1.6

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.1
Naspers Ltd. Class N (South Africa, Media)	2.2
Itau Unibanco Holding SA (Brazil, Banks)	1.7
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.7
Baidu.com, Inc. sponsored ADR (Cayman Islands, Interactive Media & Services)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.4
28.4

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	20.7
Consumer Discretionary	17.5
Information Technology	16.8
Consumer Staples	10.6
Communication Services	10.4
Materials	8.5
Industrials	6.8
Energy	2.4
Real Estate	2.1
Health Care	2.0

Fidelity® Emerging Markets Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Belgium - 0.6%
Umicore SA	573,738	$27,027,026
Bermuda - 1.0%
Credicorp Ltd. (United States)	198,832	44,878,371
Brazil - 5.7%
BM&F BOVESPA SA	5,551,900	39,593,558
CVC Brasil Operadora e Agencia de Viagens SA	1,818,200	27,652,860
IRB Brasil Resseguros SA	1,595,600	31,067,359
Localiza Rent A Car SA	4,890,900	37,784,059
Lojas Renner SA	3,464,000	34,998,361
Notre Dame Intermedica Participacoes SA	4,813,100	31,207,874
Rumo SA (a)	4,527,400	20,255,599
Suzano Papel e Celulose SA	2,741,700	27,884,817

TOTAL BRAZIL		250,444,487

Cayman Islands - 15.6%
58.com, Inc. ADR (a)	481,400	31,575,026
Alibaba Group Holding Ltd. sponsored ADR (a)	1,265,700	180,083,796
Baidu.com, Inc. sponsored ADR (a)	375,500	71,367,530
Baozun, Inc. sponsored ADR (a)(b)	683,300	27,202,173
Huazhu Group Ltd. ADR	1,064,400	27,844,704
New Oriental Education & Technology Group, Inc. sponsored ADR	641,983	37,562,425
Shenzhou International Group Holdings Ltd.	2,953,000	32,610,486
Sunny Optical Technology Group Co. Ltd.	3,216,400	27,890,410
TAL Education Group ADR (a)	1,322,800	38,334,744
Tencent Holdings Ltd.	6,071,300	207,998,267

TOTAL CAYMAN ISLANDS		682,469,561

Chile - 1.4%
Banco Santander Chile sponsored ADR	1,078,100	31,760,826
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	707,500	30,995,575

TOTAL CHILE		62,756,401

China - 8.5%
China International Travel Service Corp. Ltd. (A Shares)	3,781,271	29,098,167
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	4,288,035	23,396,044
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	7,402,760	25,681,735
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	8,441,746	26,720,628
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	2,165,394	27,438,185
Kweichow Moutai Co. Ltd. (A Shares)	387,984	30,529,688
Midea Group Co. Ltd. Class A	5,333,848	28,322,196
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	7,847,500	73,902,266
Shanghai International Airport Co. Ltd. (A Shares)	4,000,604	28,417,413
Shenzhen Inovance Technology Co. Ltd. Class A	7,845,981	25,059,809
Wuliangye Yibin Co. Ltd. Class A	3,744,749	25,848,439
Yunnan Baiyao Group Co. Ltd. (c)	2,592,537	26,101,349

TOTAL CHINA		370,515,919

France - 2.9%
Hermes International SCA	45,401	25,968,839
Kering SA	59,505	26,527,986
LVMH Moet Hennessy - Louis Vuitton SA	82,558	25,048,545
Pernod Ricard SA	169,200	25,833,662
Thales SA	179,100	22,922,910

TOTAL FRANCE		126,301,942

Germany - 1.2%
adidas AG	115,943	27,315,150
Wirecard AG	134,400	25,178,538

TOTAL GERMANY		52,493,688

Hong Kong - 1.8%
AIA Group Ltd.	3,526,600	26,690,263
China Resources Beer Holdings Co. Ltd.	8,206,000	28,515,038
Techtronic Industries Co. Ltd.	5,167,500	24,183,685

TOTAL HONG KONG		79,388,986

India - 11.8%
Adani Ports & Special Economic Zone Ltd.	3,047,827	13,139,530
Asian Paints Ltd.	1,828,345	30,416,383
Dabur India Ltd.	4,840,700	25,181,981
Eicher Motors Ltd.	91,902	27,168,746
Godrej Consumer Products Ltd.	2,965,096	29,059,625
HDFC Bank Ltd.	1,005,397	26,100,372
Hindustan Unilever Ltd.	1,739,000	38,130,561
Housing Development Finance Corp. Ltd.	2,595,046	62,077,949
Indraprastha Gas Ltd.	7,397,561	26,735,642
IndusInd Bank Ltd.	1,298,822	25,026,382
ITC Ltd.	9,395,700	35,583,228
Kotak Mahindra Bank Ltd.	1,650,248	24,971,269
Maruti Suzuki India Ltd.	381,295	34,110,333
Pidilite Industries Ltd.	1,859,927	24,112,912
Reliance Industries Ltd.	4,430,318	63,570,511
Titan Co. Ltd.	2,614,381	29,855,411

TOTAL INDIA		515,240,835

Indonesia - 1.8%
PT Bank Central Asia Tbk	25,428,800	39,558,699
PT Bank Rakyat Indonesia Tbk	185,489,300	38,433,895

TOTAL INDONESIA		77,992,594

Ireland - 0.6%
Accenture PLC Class A	165,600	26,101,872
Japan - 0.6%
Keyence Corp.	52,200	25,583,019
Kenya - 0.5%
Safaricom Ltd.	97,837,300	22,279,307
Korea (South) - 6.6%
LG Chemical Ltd.	133,227	40,516,888
LG Household & Health Care Ltd.	37,634	34,434,615
Samsung Electronics Co. Ltd.	5,742,227	213,383,372

TOTAL KOREA (SOUTH)		288,334,875

Mexico - 2.5%
Embotelladoras Arca S.A.B. de CV	3,740,900	18,812,004
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	3,067,657	25,378,497
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,748,120	29,056,662
Wal-Mart de Mexico SA de CV Series V	14,901,600	38,058,657

TOTAL MEXICO		111,305,820

Netherlands - 1.8%
ASML Holding NV (Netherlands)	151,100	26,026,088
Ferrari NV	220,300	25,825,609
Yandex NV Series A (a)	944,800	28,466,824

TOTAL NETHERLANDS		80,318,521

Philippines - 2.8%
Ayala Corp.	1,699,845	29,265,442
Ayala Land, Inc.	41,229,600	30,592,167
SM Investments Corp.	1,843,793	31,053,646
SM Prime Holdings, Inc.	49,490,400	31,303,694

TOTAL PHILIPPINES		122,214,949

Russia - 3.0%
Alrosa Co. Ltd.	19,248,600	29,191,220
NOVATEK OAO GDR (Reg. S)	258,022	43,734,729
Sberbank of Russia	19,591,110	56,310,443

TOTAL RUSSIA		129,236,392

South Africa - 5.2%
Capitec Bank Holdings Ltd.	440,000	29,547,182
Discovery Ltd.	2,747,985	29,418,015
FirstRand Ltd.	9,344,300	40,734,244
Mondi Ltd.	1,238,966	29,636,084
Naspers Ltd. Class N	545,712	95,906,225

TOTAL SOUTH AFRICA		225,241,750

Spain - 0.6%
Amadeus IT Holding SA Class A	319,400	25,750,675
Sweden - 0.6%
Hexagon AB (B Shares)	523,000	25,638,067
Switzerland - 0.7%
Sika AG	222,619	28,558,184
Taiwan - 7.1%
E.SUN Financial Holdings Co. Ltd.	47,252,000	31,287,156
Formosa Chemicals & Fibre Corp.	10,897,000	39,420,035
Formosa Plastics Corp.	12,358,000	40,314,530
Taiwan Semiconductor Manufacturing Co. Ltd.	26,654,000	199,988,659

TOTAL TAIWAN		311,010,380

Thailand - 1.6%
Airports of Thailand PCL (For. Reg.)	17,046,300	32,899,976
C.P. ALL PCL (For. Reg.)	17,195,400	34,873,059

TOTAL THAILAND		67,773,035

United Arab Emirates - 0.7%
National Bank of Abu Dhabi PJSC	7,579,300	28,516,648
United Kingdom - 1.2%
British American Tobacco PLC (United Kingdom)	541,200	23,461,165
NMC Health PLC	646,200	29,173,361

TOTAL UNITED KINGDOM		52,634,526

United States of America - 7.4%
American Tower Corp.	186,700	29,089,727
Amphenol Corp. Class A	315,600	28,246,200
Constellation Brands, Inc. Class A (sub. vtg.)	121,900	24,286,137
MasterCard, Inc. Class A	133,200	26,329,644
MercadoLibre, Inc.	94,800	30,762,600
Moody's Corp.	168,100	24,455,188
MSCI, Inc.	175,300	26,361,614
NVIDIA Corp.	116,300	24,519,529
S&P Global, Inc.	145,000	26,436,400
Sherwin-Williams Co.	67,300	26,480,531
TransDigm Group, Inc. (a)	75,900	25,065,975
Visa, Inc. Class A	215,900	29,761,815

TOTAL UNITED STATES OF AMERICA		321,795,360

TOTAL COMMON STOCKS
(Cost $3,427,002,516)		4,181,803,190

Nonconvertible Preferred Stocks - 2.6%
Brazil - 2.6%
Itau Unibanco Holding SA	5,601,610	74,131,209
Itausa-Investimentos Itau SA (PN)	13,660,100	41,257,430

TOTAL BRAZIL		115,388,639

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $86,779,526)		115,388,639

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 2.23% (d)	66,563,248	66,576,561
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	50,689,171	50,694,240
TOTAL MONEY MARKET FUNDS
(Cost $117,270,801)		117,270,801
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $3,631,052,843)		4,414,462,630
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(50,020,167)
NET ASSETS - 100%		$4,364,442,463

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,111,045
Fidelity Securities Lending Cash Central Fund	406,557
Total	$1,517,602

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$457,593,179	$249,594,912	$207,998,267	$--
Consumer Discretionary	763,872,860	738,824,315	25,048,545	--
Consumer Staples	466,766,672	443,305,507	23,461,165	--
Energy	107,305,240	107,305,240	--	--
Financials	901,782,180	819,371,365	82,410,815	--
Health Care	86,482,584	60,381,235	--	26,101,349
Industrials	291,034,076	291,034,076	--	--
Information Technology	730,079,623	504,064,876	226,014,747	--
Materials	374,554,185	374,554,185	--	--
Real Estate	90,985,588	90,985,588	--	--
Utilities	26,735,642	26,735,642	--	--
Money Market Funds	117,270,801	117,270,801	--	--
Total Investments in Securities:	$4,414,462,630	$3,823,427,742	$564,933,539	$26,101,349

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $51,529,613) — See accompanying schedule: Unaffiliated issuers (cost $3,513,782,042)	$4,297,191,829
Fidelity Central Funds (cost $117,270,801)	117,270,801
Total Investment in Securities (cost $3,631,052,843)		$4,414,462,630
Cash		2,192
Foreign currency held at value (cost $12,042,587)		11,979,768
Receivable for investments sold		67,655,064
Receivable for fund shares sold		27,032,216
Dividends receivable		4,319,121
Distributions receivable from Fidelity Central Funds		221,141
Prepaid expenses		9,467
Other receivables		2,013,803
Total assets		4,527,695,402
Liabilities
Payable for investments purchased	$102,709,520
Payable for fund shares redeemed	5,766,040
Accrued management fee	2,524,440
Other affiliated payables	750,553
Other payables and accrued expenses	816,431
Collateral on securities loaned	50,685,955
Total liabilities		163,252,939
Net Assets		$4,364,442,463
Net Assets consist of:
Paid in capital		$3,851,282,396
Total distributable earnings (loss)		513,160,067
Net Assets		$4,364,442,463
Net Asset Value and Maximum Offering Price
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,493,583,427 ÷ 131,038,172 shares)		$26.66
Class K:
Net Asset Value, offering price and redemption price per share ($870,859,036 ÷ 32,617,794 shares)		$26.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$93,408,401
Income from Fidelity Central Funds		1,517,602
Income before foreign taxes withheld		94,926,003
Less foreign taxes withheld		(9,498,462)
Total income		85,427,541
Expenses
Management fee	$35,319,356
Transfer agent fees	8,111,400
Accounting and security lending fees	1,574,293
Custodian fees and expenses	1,975,496
Independent trustees' fees and expenses	25,592
Registration fees	188,568
Audit	174,577
Legal	13,856
Interest	67,176
Miscellaneous	33,251
Total expenses before reductions	47,483,565
Expense reductions	(1,820,359)
Total expenses after reductions		45,663,206
Net investment income (loss)		39,764,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(46,893,348)
Fidelity Central Funds	11,976
Foreign currency transactions	639,248
Total net realized gain (loss)		(46,242,124)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $8,307,470)	(732,652,567)
Assets and liabilities in foreign currencies	(336,190)
Total change in net unrealized appreciation (depreciation)		(732,988,757)
Net gain (loss)		(779,230,881)
Net increase (decrease) in net assets resulting from operations		$(739,466,546)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,764,335	$34,645,276
Net realized gain (loss)	(46,242,124)	212,503,902
Change in net unrealized appreciation (depreciation)	(732,988,757)	865,316,825
Net increase (decrease) in net assets resulting from operations	(739,466,546)	1,112,466,003
Distributions to shareholders	(31,488,954)	–
Distributions to shareholders from net investment income	–	(23,974,554)
Total distributions	(31,488,954)	(23,974,554)
Share transactions - net increase (decrease)	277,115,896	96,080,893
Redemption fees	97,832	379,582
Total increase (decrease) in net assets	(493,741,772)	1,184,951,924
Net Assets
Beginning of period	4,858,184,235	3,673,232,311
End of period	$4,364,442,463	$4,858,184,235
Other Information
Undistributed net investment income end of period		$25,936,057

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.37	$24.25	$22.55	$25.44	$24.43
Income from Investment Operations
Net investment income (loss)A	.24	.22	.14	.19	.17
Net realized and unrealized gain (loss)	(4.76)	7.05	1.66	(2.91)	.86
Total from investment operations	(4.52)	7.27	1.80	(2.72)	1.03
Distributions from net investment income	(.16)	(.15)	(.11)	(.14)	(.02)
Distributions from net realized gain	(.03)	–	–	(.03)	–
Total distributions	(.19)	(.15)	(.11)	(.17)	(.02)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	–B
Net asset value, end of period	$26.66	$31.37	$24.25	$22.55	$25.44
Total ReturnC	(14.51)%	30.21%	8.07%	(10.76)%	4.22%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.97%	1.01%	1.05%	1.07%
Expenses net of fee waivers, if any	.96%	.97%	1.01%	1.05%	1.07%
Expenses net of all reductions	.92%	.96%	1.00%	1.03%	1.07%
Net investment income (loss)	.75%	.83%	.61%	.78%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$3,493,583	$3,933,401	$3,014,957	$2,738,934	$2,370,927
Portfolio turnover rateF	86%	81%	79%	107%	94%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.41	$24.28	$22.58	$25.48	$24.42
Income from Investment Operations
Net investment income (loss)A	.28	.26	.18	.24	.23
Net realized and unrealized gain (loss)	(4.76)	7.06	1.66	(2.92)	.86
Total from investment operations	(4.48)	7.32	1.84	(2.68)	1.09
Distributions from net investment income	(.20)	(.19)	(.15)	(.20)	(.03)
Distributions from net realized gain	(.03)	–	–	(.03)	–
Total distributions	(.23)	(.19)	(.15)	(.22)B	(.03)
Redemption fees added to paid in capitalA	–C	–C	.01	–C	–C
Net asset value, end of period	$26.70	$31.41	$24.28	$22.58	$25.48
Total ReturnD	(14.39)%	30.44%	8.27%	(10.60)%	4.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.83%	.84%	.85%	.86%
Expenses net of fee waivers, if any	.82%	.82%	.84%	.85%	.85%
Expenses net of all reductions	.78%	.81%	.83%	.83%	.85%
Net investment income (loss)	.89%	.98%	.78%	.98%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$870,859	$924,783	$658,276	$554,041	$623,430
Portfolio turnover rateG	86%	81%	79%	107%	94%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investments companies (PFIC), capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$965,821,208
Gross unrealized depreciation	(202,039,818)
Net unrealized appreciation (depreciation)	$763,781,390
Tax Cost	$3,650,681,240

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,270,963
Capital loss carryforward	$(283,030,927)
Net unrealized appreciation (depreciation) on securities and other investments	$762,920,030

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(283,030,927)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$31,488,954	$ 23,974,554

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,656,310,271 and $4,329,509,065, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$7,663,973.19
Class K	447,427.05
	$8,111,400

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,480 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$31,180,000	1.74%	$54,365

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $12,988.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,093 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,039,282. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $406,557, including $10,939 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $48,041,600. The weighted average interest rate was 1.92%. The interest expense amounted to $12,811 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,759,743 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,179.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $51,437.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Emerging Markets	$24,827,626	$–
Class K	6,661,328	–
Total	$31,488,954	$–
From net investment income
Emerging Markets	$–	$18,744,412
Class K	–	5,230,142
Total	$–	$23,974,554

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Emerging Markets
Shares sold	49,869,535	35,833,343	$1,579,168,818	$958,972,147
Reinvestment of distributions	746,970	790,787	23,634,137	17,864,538
Shares redeemed	(44,964,469)	(35,588,763)	(1,422,584,142)	(943,601,756)
Net increase (decrease)	5,652,036	1,035,367	$180,218,813	$33,234,929
Class K
Shares sold	12,153,123	9,726,562	$380,393,513	$257,288,456
Reinvestment of distributions	210,535	231,437	6,661,328	5,230,142
Shares redeemed	(9,189,434)	(7,627,038)	(290,157,758)	(199,672,634)
Net increase (decrease)	3,174,224	2,330,961	$96,897,083	$62,845,964

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Europe Fund	(9.05)%	1.82%	7.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Europe Fund.

Period Ending Values
$19,862	Fidelity® Europe Fund
$19,334	MSCI Europe Index

Fidelity® Europe Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly between -9% and -10%, trailing the -8.08% decline of its benchmark, the MSCI Europe Index. The European markets experienced a significant shift this period, as a more aggressive trade stance from the U.S., coupled with an economic slowdown in China, dampened Europe's growth outlook and overall investor sentiment toward stocks. Versus the MSCI index, stock selection in health care, materials and consumer staples detracted most. An underweighting in the strong-performing energy sector, as well as positioning in the diversified financials and transportation industries, hurt to a lesser extent. The fund's biggest individual detractor was an out-of-benchmark position in Sweden's medical technology firm Getinge, which encountered challenges in its business restructuring. Also weighing on the fund's relative result was an overweighted position in Danish conglomerate A.P. Moller-Maersk. The company has a significant container-shipping business, and concerns about a global economic downturn, geopolitical risk and trade tensions weighed on the stock’s price. Conversely, stock picking in consumer discretionary and communication services boosted the fund’s relative performance. A sizable out-of-benchmark position in Kambi Group, a sports-betting infrastructure firm listed on Sweden’s First North stock exchange, with headquarters in Malta, was the fund's top contributor. Kambi's stock benefited from profit-margin and product-pipeline growth. An outsized stake in Norway-based international media group Schibsted also contributed. Litigation income received during the period also added to the fund’s return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Andrew Sergeant became Co-Manager of the fund on May 31, 2018, assuming portfolio management responsibilities while Stefan Lindblad was on a three-month leave of absence. On September 1, 2018, Stefan Lindblad left the firm, leaving Andrew Sergeant as sole manager of the fund.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United Kingdom	28.0%
Sweden	15.3%
Germany	14.4%
France	9.4%
Switzerland	4.6%
Spain	4.1%
United States of America*	3.6%
Italy	3.3%
Denmark	2.9%
Other	14.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Unilever PLC (United Kingdom, Personal Products)	3.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2
SAP SE (Germany, Software)	3.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.0
Total SA (France, Oil, Gas & Consumable Fuels)	2.6
Capgemini SA (France, IT Services)	2.5
Schibsted ASA (A Shares) (Norway, Media)	2.3
Vostok New Ventures Ltd. (depositary receipt) (Bermuda, Capital Markets)	2.1
Arjo AB (Sweden, Health Care Equipment & Supplies)	2.0
Rolls-Royce Holdings PLC (United Kingdom, Aerospace & Defense)	2.0
26.6

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	22.6
Industrials	20.2
Health Care	11.5
Consumer Staples	10.6
Information Technology	8.7
Consumer Discretionary	7.1
Energy	6.8
Materials	3.8
Real Estate	3.4
Communication Services	3.4

Fidelity® Europe Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
Austria - 0.8%
Mayr-Melnhof Karton AG	58,900	$7,458,523
Belgium - 1.2%
KBC Groep NV	171,400	11,822,895
Bermuda - 2.1%
Vostok New Ventures Ltd. (depositary receipt) (a)	2,791,131	21,228,230
Canada - 0.8%
Lundin Mining Corp. (Sweden)	1,883,900	7,744,635
Denmark - 2.9%
A.P. Moller - Maersk A/S Series B	14,412	18,190,978
Scandinavian Tobacco Group A/S (b)	721,700	10,951,117

TOTAL DENMARK		29,142,095

Finland - 0.8%
Nokian Tyres PLC	259,800	8,262,890
France - 9.4%
Altarea SCA	47,600	10,470,126
Amundi SA (b)	198,500	11,821,615
Capgemini SA	198,800	24,318,449
Compagnie de St. Gobain	321,100	12,096,294
The Vicat Group	158,300	8,516,679
Total SA (c)	436,107	25,588,763

TOTAL FRANCE		92,811,926

Germany - 14.4%
Bertrandt AG	162,700	13,471,026
Deutsche Post AG	427,500	13,498,428
Fresenius Medical Care AG & Co. KGaA	167,000	13,112,257
Fresenius SE & Co. KGaA	82,300	5,230,645
Hannover Reuck SE	109,600	14,784,888
Instone Real Estate Group BV (b)	432,200	10,138,194
JOST Werke AG (b)	197,400	6,886,421
LEG Immobilien AG	129,947	14,226,851
MTU Aero Engines Holdings AG	85,700	18,229,390
SAP SE	284,237	30,434,249
WashTec AG	29,300	2,260,011

TOTAL GERMANY		142,272,360

Ireland - 2.5%
Ryanair Holdings PLC sponsored ADR (a)	164,767	13,642,708
United Drug PLC (United Kingdom)	1,420,241	11,473,025

TOTAL IRELAND		25,115,733

Italy - 2.3%
Banca Generali SpA	540,400	10,423,792
Buzzi Unicem SpA	159,884	3,074,047
Prada SpA	2,537,100	8,961,760

TOTAL ITALY		22,459,599

Malta - 2.0%
Kambi Group PLC (a)	696,109	19,283,219
Netherlands - 1.9%
Intertrust NV (b)	1,165,980	18,819,223
Norway - 2.3%
Schibsted ASA (A Shares)	643,050	22,282,249
Spain - 2.3%
Prosegur Cash SA (b)	7,417,400	14,702,307
Prosegur Compania de Seguridad SA (Reg.)	1,369,300	7,612,002

TOTAL SPAIN		22,314,309

Sweden - 15.3%
Arjo AB	5,751,984	19,548,002
Essity AB Class B	798,700	18,232,510
Getinge AB (B Shares)	1,579,484	15,516,696
Indutrade AB	763,100	18,312,098
Investor AB (B Shares)	428,571	18,578,443
Securitas AB (B Shares)	923,100	15,831,950
Swedbank AB (A Shares)	744,300	16,762,946
Swedish Match Co. AB	285,000	14,522,273
Telefonaktiebolaget LM Ericsson (B Shares)	1,564,600	13,622,594

TOTAL SWEDEN		150,927,512

Switzerland - 4.6%
Julius Baer Group Ltd.	300,090	13,685,539
Roche Holding AG (participation certificate)	128,900	31,369,415

TOTAL SWITZERLAND		45,054,954

United Kingdom - 28.0%
Admiral Group PLC	433,600	11,156,600
BCA Marketplace PLC	4,012,800	10,335,259
BP PLC	4,090,400	29,547,906
British American Tobacco PLC (United Kingdom)	394,200	17,088,676
Close Brothers Group PLC	527,400	9,923,086
Cranswick PLC	178,900	6,608,562
John Wood Group PLC	1,301,400	11,880,356
Lloyds Banking Group PLC	25,862,500	18,872,902
Melrose Industries PLC	4,530,100	9,765,465
Micro Focus International PLC	1,056,358	16,375,890
Prudential PLC	779,405	15,606,513
Rightmove PLC	1,808,000	10,449,121
Rolls-Royce Holdings PLC	1,807,300	19,381,833
Rotork PLC	2,224,100	8,522,848
Sabre Insurance Group PLC (b)	3,300,000	11,135,678
St. James's Place Capital PLC	944,900	12,240,761
Standard Life PLC	3,073,175	10,625,598
The Weir Group PLC	452,900	9,181,303
Unilever PLC	704,500	37,317,108

TOTAL UNITED KINGDOM		276,015,465

United States of America - 1.7%
Autoliv, Inc. (depositary receipt)	126,400	10,489,191
Veoneer, Inc. unit (a)	187,300	6,282,460

TOTAL UNITED STATES OF AMERICA		16,771,651

TOTAL COMMON STOCKS
(Cost $938,765,127)		939,787,468

Nonconvertible Preferred Stocks - 2.8%
Italy - 1.0%
Buzzi Unicem SpA (Risparmio Shares)	889,200	9,990,952
Spain - 1.8%
Grifols SA Class B	850,250	17,669,517
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)	83,135,800	106,264
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $23,650,077)		27,766,733

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 2.23% (d)	6,484,554	6,485,851
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	431	431
TOTAL MONEY MARKET FUNDS
(Cost $6,486,282)		6,486,282
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $968,901,486)		974,040,483
NET OTHER ASSETS (LIABILITIES) - 1.2%		11,899,866
NET ASSETS - 100%		$985,940,349

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $84,454,555 or 8.6% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$127,127
Fidelity Securities Lending Cash Central Fund	322,082
Total	$449,209

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Vostok Emerging Finance Ltd. (depository receipt)	$11,714,677	$--	$11,078,143	$--	$4,218,176	$(4,854,710)	$--
Total	$11,714,677	$--	$11,078,143	$--	$4,218,176	$(4,854,710)	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$32,731,370	$32,731,370	$--	$--
Consumer Discretionary	70,501,200	70,501,200	--	--
Consumer Staples	104,720,246	50,314,462	54,405,784	--
Energy	67,017,025	11,880,356	55,136,669	--
Financials	223,371,793	175,206,839	48,164,954	--
Health Care	113,919,557	46,537,723	67,381,834	--
Industrials	198,921,821	135,754,288	63,167,533	--
Information Technology	84,751,182	24,318,449	60,432,733	--
Materials	36,784,836	36,784,836	--	--
Real Estate	34,835,171	34,835,171	--	--
Money Market Funds	6,486,282	6,486,282	--	--
Total Investments in Securities:	$974,040,483	$625,350,976	$348,689,507	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$47,154,143
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $59) — See accompanying schedule: Unaffiliated issuers (cost $962,415,204)	$967,554,201
Fidelity Central Funds (cost $6,486,282)	6,486,282
Total Investment in Securities (cost $968,901,486)		$974,040,483
Receivable for investments sold		5,149,724
Receivable for fund shares sold		5,215,718
Dividends receivable		3,624,073
Distributions receivable from Fidelity Central Funds		8,641
Prepaid expenses		2,183
Other receivables		92,906
Total assets		988,133,728
Liabilities
Payable to custodian bank	$40,218
Payable for fund shares redeemed	1,282,276
Accrued management fee	556,138
Transfer agent fee payable	157,241
Distribution and service plan fees payable	16,082
Other affiliated payables	39,315
Other payables and accrued expenses	102,048
Collateral on securities loaned	61
Total liabilities		2,193,379
Net Assets		$985,940,349
Net Assets consist of:
Paid in capital		$893,800,915
Total distributable earnings (loss)		92,139,434
Net Assets		$985,940,349
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($19,530,990 ÷ 519,368 shares)		$37.61
Maximum offering price per share (100/94.25 of $37.61)		$39.90
Class M:
Net Asset Value and redemption price per share ($7,257,145 ÷ 193,183 shares)		$37.57
Maximum offering price per share (100/96.50 of $37.57)		$38.93
Class C:
Net Asset Value and offering price per share ($10,060,437 ÷ 270,212 shares)(a)		$37.23
Europe:
Net Asset Value, offering price and redemption price per share ($941,670,053 ÷ 24,976,209 shares)		$37.70
Class I:
Net Asset Value, offering price and redemption price per share ($7,317,649 ÷ 194,171 shares)		$37.69
Class Z:
Net Asset Value, offering price and redemption price per share ($104,075 ÷ 2,761 shares)		$37.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$27,128,135
Income from Fidelity Central Funds		449,209
Income before foreign taxes withheld		27,577,344
Less foreign taxes withheld		(2,504,065)
Total income		25,073,279
Expenses
Management fee
Basic fee	$8,243,879
Performance adjustment	274,992
Transfer agent fees	2,047,572
Distribution and service plan fees	215,981
Accounting and security lending fees	550,471
Custodian fees and expenses	127,237
Independent trustees' fees and expenses	5,950
Registration fees	85,513
Audit	81,012
Legal	3,081
Interest	2,196
Miscellaneous	57,483
Total expenses before reductions	11,695,367
Expense reductions	(12,551)
Total expenses after reductions		11,682,816
Net investment income (loss)		13,390,463
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	92,840,506
Fidelity Central Funds	(1,043)
Other affiliated issuers	4,218,176
Foreign currency transactions	(293,773)
Total net realized gain (loss)		96,763,866
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(203,717,400)
Fidelity Central Funds	1,261
Other affiliated issuers	(4,854,710)
Assets and liabilities in foreign currencies	7,709
Total change in net unrealized appreciation (depreciation)		(208,563,140)
Net gain (loss)		(111,799,274)
Net increase (decrease) in net assets resulting from operations		$(98,408,811)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,390,463	$12,136,756
Net realized gain (loss)	96,763,866	23,964,986
Change in net unrealized appreciation (depreciation)	(208,563,140)	241,642,484
Net increase (decrease) in net assets resulting from operations	(98,408,811)	277,744,226
Distributions to shareholders	(31,260,216)	–
Distributions to shareholders from net investment income	–	(11,727,868)
Distributions to shareholders from net realized gain	–	(3,911,466)
Total distributions	(31,260,216)	(15,639,334)
Share transactions - net increase (decrease)	(276,592,457)	25,014,944
Redemption fees	–	434
Total increase (decrease) in net assets	(406,261,484)	287,120,270
Net Assets
Beginning of period	1,392,201,833	1,105,081,563
End of period	$985,940,349	$1,392,201,833
Other Information
Undistributed net investment income end of period		$11,925,792

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.47	$34.17	$37.06	$36.24	$39.45
Income from Investment Operations
Net investment income (loss)B	.34	.26	.22	.37	.47
Net realized and unrealized gain (loss)	(4.21)C	8.39	(2.67)	1.29	(3.68)
Total from investment operations	(3.87)	8.65	(2.45)	1.66	(3.21)
Distributions from net investment income	(.33)	(.22)	(.29)	(.84)	–
Distributions from net realized gain	(.66)	(.13)	(.15)	–	–
Total distributions	(.99)	(.35)	(.44)	(.84)	–
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$37.61	$42.47	$34.17	$37.06	$36.24
Total ReturnE,F,G	(9.31)%C	25.61%	(6.69)%	4.63%	(8.14)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.28%	1.32%	1.39%	1.33%	1.35%J
Expenses net of fee waivers, if any	1.28%	1.32%	1.39%	1.33%	1.35%J
Expenses net of all reductions	1.28%	1.28%	1.38%	1.31%	1.35%J
Net investment income (loss)	.82%	.70%	.62%	.98%	1.94%J
Supplemental Data
Net assets, end of period (000 omitted)	$19,531	$20,925	$17,267	$23,381	$23,633
Portfolio turnover rateK	57%	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74)%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.47	$34.13	$36.94	$36.18	$39.45
Income from Investment Operations
Net investment income (loss)B	.21	.15	.11	.26	.40
Net realized and unrealized gain (loss)	(4.23)C	8.41	(2.67)	1.29	(3.67)
Total from investment operations	(4.02)	8.56	(2.56)	1.55	(3.27)
Distributions from net investment income	(.23)	(.09)	(.09)	(.79)	–
Distributions from net realized gain	(.66)	(.13)	(.15)	–	–
Total distributions	(.88)D	(.22)	(.25)E	(.79)	–
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$37.57	$42.47	$34.13	$36.94	$36.18
Total ReturnG,H,I	(9.63)%C	25.25%	(6.99)%	4.33%	(8.29)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.61%	1.63%	1.70%	1.61%	1.62%L
Expenses net of fee waivers, if any	1.61%	1.63%	1.70%	1.61%	1.61%L
Expenses net of all reductions	1.61%	1.59%	1.68%	1.59%	1.61%L
Net investment income (loss)	.50%	.39%	.31%	.70%	1.68%L
Supplemental Data
Net assets, end of period (000 omitted)	$7,257	$8,874	$6,980	$9,632	$13,679
Portfolio turnover rateM	57%	73%	62%	87%	80%N

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06)%.

 D Total distributions of $.88 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.657 per share.

 E Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 N The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.15	$33.82	$36.81	$36.07	$39.45
Income from Investment Operations
Net investment income (loss)B	.02	(.03)	(.06)	.07	.29
Net realized and unrealized gain (loss)	(4.18)C	8.36	(2.65)	1.29	(3.67)
Total from investment operations	(4.16)	8.33	(2.71)	1.36	(3.38)
Distributions from net investment income	(.10)	–	(.12)	(.62)	–
Distributions from net realized gain	(.66)	–	(.15)	–	–
Total distributions	(.76)	–	(.28)D	(.62)	–
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$37.23	$42.15	$33.82	$36.81	$36.07
Total ReturnF,G,H	(10.04)%C	24.63%	(7.43)%	3.79%	(8.57)%
Ratios to Average Net AssetsI,J
Expenses before reductions	2.06%	2.11%	2.18%	2.13%	2.10%K
Expenses net of fee waivers, if any	2.06%	2.11%	2.18%	2.13%	2.10%K
Expenses net of all reductions	2.06%	2.07%	2.17%	2.11%	2.10%K
Net investment income (loss)	.04%	(.09)%	(.17)%	.18%	1.19%K
Supplemental Data
Net assets, end of period (000 omitted)	$10,060	$10,721	$9,007	$11,151	$6,818
Portfolio turnover rateL	57%	73%	62%	87%	80%M

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47)%.

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$42.53	$34.26	$37.19	$36.32	$37.92
Income from Investment Operations
Net investment income (loss)A	.48	.38	.33	.48	.94B
Net realized and unrealized gain (loss)	(4.24)C	8.40	(2.68)	1.30	(2.00)
Total from investment operations	(3.76)	8.78	(2.35)	1.78	(1.06)
Distributions from net investment income	(.41)	(.38)	(.43)	(.91)	(.52)
Distributions from net realized gain	(.66)	(.13)	(.15)	–	(.02)
Total distributions	(1.07)	(.51)	(.58)	(.91)	(.54)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$37.70	$42.53	$34.26	$37.19	$36.32
Total ReturnE	(9.05)%C	26.05%	(6.42)%	4.97%	(2.82)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%	1.00%	1.07%	1.03%	.97%
Expenses net of fee waivers, if any	.96%	1.00%	1.07%	1.03%	.97%
Expenses net of all reductions	.96%	.96%	1.06%	1.01%	.96%
Net investment income (loss)	1.14%	1.02%	.94%	1.28%	2.43%B
Supplemental Data
Net assets, end of period (000 omitted)	$941,670	$1,343,213	$1,066,488	$1,384,134	$1,237,047
Portfolio turnover rateH	57%	73%	62%	87%	80%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this dividend the ratio would have been 1.93%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48)%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$42.53	$34.29	$37.21	$36.32	$39.45
Income from Investment Operations
Net investment income (loss)B	.48	.39	.35	.50	.56
Net realized and unrealized gain (loss)	(4.23)C	8.38	(2.67)	1.30	(3.69)
Total from investment operations	(3.75)	8.77	(2.32)	1.80	(3.13)
Distributions from net investment income	(.43)	(.41)	(.45)	(.91)	–
Distributions from net realized gain	(.66)	(.13)	(.15)	–	–
Total distributions	(1.09)	(.53)D	(.60)	(.91)	–
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$37.69	$42.53	$34.29	$37.21	$36.32
Total ReturnF,G	(9.02)%C	26.04%	(6.33)%	5.02%	(7.93)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.95%	.98%	1.01%	.98%	.97%J
Expenses net of fee waivers, if any	.95%	.98%	1.01%	.98%	.97%J
Expenses net of all reductions	.95%	.94%	1.00%	.96%	.96%J
Net investment income (loss)	1.16%	1.04%	1.00%	1.33%	2.33%J
Supplemental Data
Net assets, end of period (000 omitted)	$7,318	$8,469	$5,340	$6,552	$5,666
Portfolio turnover rateK	57%	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45)%.

 D Total distributions of $.53 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.126 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$41.00
Income from Investment Operations
Net investment income (loss)B	.06
Net realized and unrealized gain (loss)	(3.37)C
Total from investment operations	(3.31)
Net asset value, end of period	$37.69
Total ReturnD,E	(8.07)%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%H
Expenses net of fee waivers, if any	.90%H
Expenses net of all reductions	.90%H
Net investment income (loss)	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$104
Portfolio turnover rateI	57%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50)%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Europe, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the applicable Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,866,441
Gross unrealized depreciation	(93,744,309)
Net unrealized appreciation (depreciation)	$(2,877,868)
Tax Cost	$976,918,351

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,158,544
Undistributed long-term capital gain	$62,888,387
Net unrealized appreciation (depreciation) on securities and other investments	$(2,934,498)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$31,260,216	$ 15,639,334

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $673,239,181 and $891,757,645, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$54,231	$6,260
Class M	.25%	.25%	44,642	1,000
Class C	.75%	.25%	117,108	24,428
			$215,981	$31,688

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,915
Class M	1,411
Class C(a)	3,162
$17,488

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$51,667.24
Class M	28,026.31
Class C	31,388.27
Europe	1,922,471.17
Class I	14,017.16
Class Z	3	.04(a)
	$2,047,572

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,686,400	2.36%	$2,196

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $92,117.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,384 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $322,082. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

During the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,551.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$501,208	$–
Class M	186,202	–
Class C	200,227	–
Europe	30,143,621	–
Class I	228,958	–
Total	$31,260,216	$–
From net investment income
Class A	$–	$107,755
Class M	–	18,342
Europe	–	11,539,715
Class I	–	62,056
Total	$–	$11,727,868
From net realized gain
Class A	$–	$60,612
Class M	–	25,396
Europe	–	3,806,294
Class I	–	19,164
Total	$–	$3,911,466

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	219,725	183,985	$9,120,083	$7,204,193
Reinvestment of distributions	11,776	4,870	482,917	160,602
Shares redeemed	(204,787)	(201,553)	(8,469,723)	(7,350,664)
Net increase (decrease)	26,714	(12,698)	$1,133,277	$14,131
Class M
Shares sold	32,492	58,824	$1,375,839	$2,231,944
Reinvestment of distributions	4,513	1,308	185,442	43,252
Shares redeemed	(52,789)	(55,679)	(2,166,691)	(2,027,896)
Net increase (decrease)	(15,784)	4,453	$(605,410)	$247,300
Class C
Shares sold	79,985	65,577	$3,363,120	$2,522,918
Reinvestment of distributions	4,833	–	197,576	–
Shares redeemed	(68,943)	(77,588)	(2,831,033)	(2,798,078)
Net increase (decrease)	15,875	(12,011)	$729,663	$(275,160)
Europe
Shares sold	2,475,476	6,873,387	$104,461,482	$263,271,628
Reinvestment of distributions	696,409	443,969	28,552,790	14,619,907
Shares redeemed	(9,777,479)	(6,861,890)	(410,827,963)	(254,648,472)
Net increase (decrease)	(6,605,594)	455,466	$(277,813,691)	$23,243,063
Class I
Shares sold	129,107	152,572	$5,438,702	$5,796,106
Reinvestment of distributions	5,434	2,369	222,682	78,022
Shares redeemed	(139,490)	(111,570)	(5,809,512)	(4,088,518)
Net increase (decrease)	(4,949)	43,371	$(148,128)	$1,785,610
Class Z
Shares sold	2,761	–	$111,832	$–
Net increase (decrease)	2,761	–	$111,832	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Fund	(5.28)%	4.30%	6.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Period Ending Values
$18,463	Fidelity® Japan Fund
$20,365	Tokyo Stock Price Index (TOPIX)

Fidelity® Japan Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Kirk Neureiter:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned about -5% to -6%, trailing the -4.13% return of the benchmark Tokyo Stock Price Index (TOPIX). Versus the benchmark, stock selection and an overweighting in materials – the benchmark’s weakest-performing sector by far – detracted from fund performance. In addition, the fund’s result reflects a downward fair-value pricing adjustment of 1.06 percentage points. At the stock level, an overweighting, on average, in Renesas Electronics was the biggest negative versus the benchmark. Shares of the semiconductor-products maker were hurt by a slowdown in Japan’s automobile market, among other factors. Overweighting Misumi Group, which operates factory automation and die components businesses worldwide, also detracted this period, as did overweighted exposure to Kansai Paint, Japan’s second-largest paint manufacturer. Conversely, picks in industrials, information technology and consumer discretionary lifted the fund’s relative result. Sony, one of the fund’s major long-term positions, contributed more than any other holding. A notably outsized stake in Shimadzu, a manufacturer measuring equipment of various kinds, added value. China’s rapidly growing middle class drove demand for Shimadzu's products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	95.3%
United States of America*	3.2%
Bailiwick of Jersey	1.0%
Bermuda	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	96.8
Short-Term Investments and Net Other Assets (Liabilities)	3.2

Top Ten Stocks as of October 31, 2018

% of fund's net assets
SoftBank Corp. (Wireless Telecommunication Services)	5.9
Sony Corp. (Household Durables)	4.6
Mitsubishi UFJ Financial Group, Inc. (Banks)	4.3
ORIX Corp. (Diversified Financial Services)	3.4
Shimadzu Corp. (Electronic Equipment & Components)	3.0
Hoya Corp. (Health Care Equipment & Supplies)	2.8
Nidec Corp. (Electrical Equipment)	2.4
Suzuki Motor Corp. (Automobiles)	2.3
Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	2.1
Tokio Marine Holdings, Inc. (Insurance)	2.1
32.9

Top Market Sectors as of October 31, 2018

% of fund's net assets
Consumer Discretionary	18.1
Industrials	16.4
Financials	13.2
Information Technology	10.7
Communication Services	10.2
Consumer Staples	10.1
Health Care	9.0
Materials	8.3
Real Estate	0.8

Fidelity® Japan Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 10.2%
Entertainment - 2.1%
Nexon Co. Ltd. (a)	270,600	$3,084,075
Nintendo Co. Ltd.	25,200	7,867,513
		10,951,588
Interactive Media & Services - 0.8%
LIFULL Co. Ltd.	617,400	4,180,384
Media - 1.4%
Dentsu, Inc.	155,700	7,221,340
Wireless Telecommunication Services - 5.9%
SoftBank Corp.	390,700	30,919,536

TOTAL COMMUNICATION SERVICES		53,272,848

CONSUMER DISCRETIONARY - 18.1%
Auto Components - 1.6%
Bridgestone Corp.	173,000	6,670,759
DaikyoNishikawa Corp.	159,300	1,524,740
		8,195,499
Automobiles - 5.2%
Honda Motor Co. Ltd.	269,100	7,681,602
Subaru Corp.	266,300	7,183,362
Suzuki Motor Corp.	247,400	12,337,026
		27,201,990
Distributors - 0.8%
Arata Corp.	86,700	3,934,098
Diversified Consumer Services - 0.0%
Access Group Holdings Co. Ltd. (a)	1,000	11,876
Hotels, Restaurants & Leisure - 0.6%
Koshidaka Holdings Co. Ltd.	260,800	3,034,789
Household Durables - 7.5%
Panasonic Corp.	840,300	9,017,642
Rinnai Corp.	49,300	3,591,492
Sekisui Chemical Co. Ltd.	147,900	2,323,984
Sony Corp.	446,500	24,163,130
		39,096,248
Internet & Direct Marketing Retail - 0.5%
Zozo, Inc.	107,500	2,590,442
Leisure Products - 0.6%
Bandai Namco Holdings, Inc.	93,800	3,337,679
Specialty Retail - 1.3%
Nitori Holdings Co. Ltd.	34,000	4,440,023
USS Co. Ltd.	128,600	2,321,604
		6,761,627

TOTAL CONSUMER DISCRETIONARY		94,164,248

CONSUMER STAPLES - 10.1%
Beverages - 0.8%
Coca-Cola West Co. Ltd.	167,200	4,378,748
Food & Staples Retailing - 5.5%
Ain Holdings, Inc.	43,100	3,376,647
Nishimoto Co. Ltd.	42,900	1,942,828
San-A Co. Ltd.	42,700	1,803,213
Seven & i Holdings Co. Ltd.	250,700	10,855,310
Sundrug Co. Ltd.	49,100	1,784,110
Tsuruha Holdings, Inc.	37,900	3,950,051
Welcia Holdings Co. Ltd.	92,300	4,711,730
		28,423,889
Food Products - 0.6%
Morinaga & Co. Ltd.	83,500	3,355,984
Personal Products - 3.2%
Kao Corp.	136,100	9,053,675
Kose Corp.	26,100	3,902,220
Shiseido Co. Ltd.	57,300	3,615,372
		16,571,267

TOTAL CONSUMER STAPLES		52,729,888

FINANCIALS - 13.2%
Banks - 5.0%
Mitsubishi UFJ Financial Group, Inc.	3,669,700	22,210,833
Shinsei Bank Ltd.	235,800	3,591,941
		25,802,774
Capital Markets - 0.9%
JAFCO Co. Ltd.	67,500	2,608,233
SBI Holdings, Inc. Japan	80,400	2,109,845
		4,718,078
Consumer Finance - 0.7%
AEON Financial Service Co. Ltd.	198,400	3,896,436
Diversified Financial Services - 3.4%
ORIX Corp.	1,094,500	17,857,708
Insurance - 3.2%
Sony Financial Holdings, Inc.	247,800	5,716,613
Tokio Marine Holdings, Inc.	229,400	10,807,525
		16,524,138

TOTAL FINANCIALS		68,799,134

HEALTH CARE - 9.0%
Biotechnology - 1.3%
PeptiDream, Inc. (a)(b)	39,000	1,280,587
Shire PLC	87,600	5,286,742
		6,567,329
Health Care Equipment & Supplies - 5.2%
Hoya Corp.	257,800	14,654,400
Nakanishi, Inc.	110,700	2,592,991
Olympus Corp.	199,800	6,659,693
Paramount Bed Holdings Co. Ltd.	77,500	3,265,941
		27,173,025
Health Care Providers & Services - 0.6%
Ship Healthcare Holdings, Inc.	92,000	3,330,704
Pharmaceuticals - 1.9%
Takeda Pharmaceutical Co. Ltd. (b)	241,700	10,020,773

TOTAL HEALTH CARE		47,091,831

INDUSTRIALS - 16.4%
Building Products - 2.6%
Daikin Industries Ltd.	79,100	9,168,633
Toto Ltd.	129,100	4,618,716
		13,787,349
Commercial Services & Supplies - 0.9%
Sohgo Security Services Co., Ltd.	106,500	4,747,596
Construction & Engineering - 1.7%
Mirait Holdings Corp. (b)	257,000	4,149,900
Toshiba Plant Systems & Services Corp.	229,800	4,700,478
		8,850,378
Electrical Equipment - 2.4%
Nidec Corp.	99,000	12,713,342
Machinery - 2.2%
Hoshizaki Corp.	9,200	742,784
Kitz Corp.	230,900	1,839,669
Minebea Mitsumi, Inc.	301,700	4,615,414
Misumi Group, Inc.	221,900	4,456,289
		11,654,156
Professional Services - 3.2%
Funai Soken Holdings, Inc.	99,000	2,099,588
Outsourcing, Inc.	292,600	3,708,229
Recruit Holdings Co. Ltd.	163,700	4,393,641
SMS Co., Ltd.	167,400	2,805,454
Temp Holdings Co., Ltd.	190,200	3,620,770
		16,627,682
Road & Rail - 2.6%
East Japan Railway Co.	117,800	10,288,386
Hitachi Transport System Ltd.	119,900	3,085,830
		13,374,216
Trading Companies & Distributors - 0.8%
Trusco Nakayama Corp.	154,300	3,890,491

TOTAL INDUSTRIALS		85,645,210

INFORMATION TECHNOLOGY - 10.7%
Electronic Equipment & Components - 7.1%
Azbil Corp.	149,000	2,775,717
Dexerials Corp.	415,700	3,577,300
Iriso Electronics Co. Ltd.	44,400	1,878,938
Murata Manufacturing Co. Ltd.	31,100	4,731,081
Shimadzu Corp.	618,900	15,648,706
TDK Corp.	65,400	5,639,447
Topcon Corp.	189,000	2,750,370
		37,001,559
IT Services - 3.0%
GMO Internet, Inc.	182,900	2,612,973
IT Holdings Corp.	82,000	3,677,228
ITOCHU Techno-Solutions Corp.	204,800	3,884,185
NSD Co. Ltd.	128,200	2,719,996
Otsuka Corp.	77,800	2,585,634
		15,480,016
Semiconductors & Semiconductor Equipment - 0.6%
Renesas Electronics Corp. (a)	582,100	3,084,998

TOTAL INFORMATION TECHNOLOGY		55,566,573

MATERIALS - 8.3%
Chemicals - 7.8%
Axalta Coating Systems Ltd. (a)	104,400	2,576,592
Hitachi Chemical Co. Ltd.	160,700	2,536,506
JSR Corp.	276,000	4,124,040
Kansai Paint Co. Ltd.	311,100	4,607,153
KH Neochem Co. Ltd.	81,800	2,319,848
Nissan Chemical Corp.	108,100	5,097,054
Nitto Denko Corp.	49,500	3,092,517
NOF Corp.	109,400	3,107,431
Okamoto Industries, Inc.	35,000	1,575,752
Shin-Etsu Chemical Co. Ltd.	105,600	8,823,991
Tokyo Ohka Kogyo Co. Ltd.	96,200	2,583,294
		40,444,178
Construction Materials - 0.5%
Taiheiyo Cement Corp.	90,400	2,660,173

TOTAL MATERIALS		43,104,351

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invincible Investment Corp.	8,076	3,342,484
Real Estate Management & Development - 0.2%
Tateru, Inc. (b)	191,200	804,892

TOTAL REAL ESTATE		4,147,376

TOTAL COMMON STOCKS
(Cost $455,938,682)		504,521,459

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 2.23% (c)	7,513,828	7,515,331
Fidelity Securities Lending Cash Central Fund 2.23% (c)(d)	10,449,522	10,450,567
TOTAL MONEY MARKET FUNDS
(Cost $17,966,060)		17,965,898
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $473,904,742)		522,487,357
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,032,551)
NET ASSETS - 100%		$521,454,806

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$61,230
Fidelity Securities Lending Cash Central Fund	112,917
Total	$174,147

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$53,272,848	$7,264,459	$46,008,389	$--
Consumer Discretionary	94,164,248	27,098,851	67,065,397	--
Consumer Staples	52,729,888	29,205,531	23,524,357	--
Financials	68,799,134	26,472,222	42,326,912	--
Health Care	47,091,831	25,124,623	21,967,208	--
Industrials	85,645,210	52,560,420	33,084,790	--
Information Technology	55,566,573	49,927,126	5,639,447	--
Materials	43,104,351	23,430,616	19,673,735	--
Real Estate	4,147,376	4,147,376	--	--
Money Market Funds	17,965,898	17,965,898	--	--
Total Investments in Securities:	$522,487,357	$263,197,122	$259,290,235	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$174,646,272

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $9,941,920) — See accompanying schedule: Unaffiliated issuers (cost $455,938,682)	$504,521,459
Fidelity Central Funds (cost $17,966,060)	17,965,898
Total Investment in Securities (cost $473,904,742)		$522,487,357
Receivable for investments sold		1,519,230
Receivable for fund shares sold		142,935,435
Dividends receivable		2,170,586
Distributions receivable from Fidelity Central Funds		21,042
Prepaid expenses		771
Other receivables		7,699
Total assets		669,142,120
Liabilities
Payable for investments purchased	$136,686,909
Payable for fund shares redeemed	143,932
Accrued management fee	237,308
Distribution and service plan fees payable	15,894
Other affiliated payables	76,257
Other payables and accrued expenses	78,104
Collateral on securities loaned	10,448,910
Total liabilities		147,687,314
Net Assets		$521,454,806
Net Assets consist of:
Paid in capital		$574,469,362
Total distributable earnings (loss)		(53,014,556)
Net Assets		$521,454,806
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,587,007 ÷ 1,030,792 shares)		$14.15
Maximum offering price per share (100/94.25 of $14.15)		$15.01
Class M:
Net Asset Value and redemption price per share ($3,993,379 ÷ 282,921 shares)		$14.11
Maximum offering price per share (100/96.50 of $14.11)		$14.62
Class C:
Net Asset Value and offering price per share ($12,585,841 ÷ 901,103 shares)(a)		$13.97
Japan:
Net Asset Value, offering price and redemption price per share ($297,643,914 ÷ 20,955,089 shares)		$14.20
Class I:
Net Asset Value, offering price and redemption price per share ($192,554,711 ÷ 13,577,525 shares)		$14.18
Class Z:
Net Asset Value, offering price and redemption price per share ($89,954 ÷ 6,341 shares)		$14.19

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$6,600,456
Income from Fidelity Central Funds		174,147
Income before foreign taxes withheld		6,774,603
Less foreign taxes withheld		(659,951)
Total income		6,114,652
Expenses
Management fee
Basic fee	$2,832,913
Performance adjustment	197,833
Transfer agent fees	734,462
Distribution and service plan fees	214,119
Accounting and security lending fees	214,020
Custodian fees and expenses	43,009
Independent trustees' fees and expenses	2,060
Registration fees	75,935
Audit	78,535
Legal	1,017
Miscellaneous	2,723
Total expenses before reductions	4,396,626
Expense reductions	(40,460)
Total expenses after reductions		4,356,166
Net investment income (loss)		1,758,486
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,499,026
Fidelity Central Funds	(169)
Foreign currency transactions	77,952
Total net realized gain (loss)		41,576,809
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(63,821,493)
Fidelity Central Funds	346
Assets and liabilities in foreign currencies	414,016
Total change in net unrealized appreciation (depreciation)		(63,407,131)
Net gain (loss)		(21,830,322)
Net increase (decrease) in net assets resulting from operations		$(20,071,836)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,758,486	$2,955,189
Net realized gain (loss)	41,576,809	11,302,131
Change in net unrealized appreciation (depreciation)	(63,407,131)	67,770,223
Net increase (decrease) in net assets resulting from operations	(20,071,836)	82,027,543
Distributions to shareholders	(3,858,691)	–
Distributions to shareholders from net investment income	–	(3,369,067)
Distributions to shareholders from net realized gain	–	(1,060,540)
Total distributions	(3,858,691)	(4,429,607)
Share transactions - net increase (decrease)	88,029,029	(23,430,665)
Redemption fees	7,512	33,312
Total increase (decrease) in net assets	64,106,014	54,200,583
Net Assets
Beginning of period	457,348,792	403,148,209
End of period	$521,454,806	$457,348,792
Other Information
Undistributed net investment income end of period		$2,940,381

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.08	$12.59	$11.87	$11.65	$12.00
Income from Investment Operations
Net investment income (loss)A	.03	.06	.06	.04	.05
Net realized and unrealized gain (loss)	(.85)	2.52	.72	.23	(.31)
Total from investment operations	(.82)	2.58	.78	.27	(.26)
Distributions from net investment income	(.08)	(.06)	(.05)	(.05)	(.08)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.11)B	(.09)	(.06)	(.05)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$14.15	$15.08	$12.59	$11.87	$11.65
Total ReturnD,E	(5.48)%	20.70%	6.56%	2.31%	(2.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.11%	1.08%	1.10%	1.23%
Expenses net of fee waivers, if any	1.33%	1.11%	1.08%	1.10%	1.23%
Expenses net of all reductions	1.32%	1.11%	1.08%	1.09%	1.23%
Net investment income (loss)	.17%	.45%	.51%	.37%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$14,587	$16,155	$23,910	$23,918	$21,352
Portfolio turnover rateH	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $.035 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.06	$12.57	$11.85	$11.62	$11.96
Income from Investment Operations
Net investment income (loss)A	(.03)	.01	.02	–B	.01
Net realized and unrealized gain (loss)	(.84)	2.52	.71	.23	(.30)
Total from investment operations	(.87)	2.53	.73	.23	(.29)
Distributions from net investment income	(.05)	(.01)	–B	–	(.04)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.08)C	(.04)	(.01)	–	(.05)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.11	$15.06	$12.57	$11.85	$11.62
Total ReturnD,E	(5.81)%	20.24%	6.15%	1.98%	(2.42)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.67%	1.46%	1.44%	1.43%	1.54%
Expenses net of fee waivers, if any	1.67%	1.46%	1.44%	1.43%	1.54%
Expenses net of all reductions	1.66%	1.46%	1.44%	1.42%	1.54%
Net investment income (loss)	(.17)%	.10%	.16%	.04%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$3,993	$4,464	$4,193	$4,809	$4,104
Portfolio turnover rateH	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.035 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.92	$12.44	$11.77	$11.58	$11.96
Income from Investment Operations
Net investment income (loss)A	(.08)	(.03)	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss)	(.83)	2.51	.69	.23	(.32)
Total from investment operations	(.91)	2.48	.67	.19	(.35)
Distributions from net investment income	–B	–	–	–	(.03)
Distributions from net realized gain	(.04)	–	–	–	(.01)
Total distributions	(.04)	–	–	–	(.03)C
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.97	$14.92	$12.44	$11.77	$11.58
Total ReturnD,E	(6.13)%	19.94%	5.69%	1.64%	(2.90)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.04%	1.81%	1.81%	1.81%	1.93%
Expenses net of fee waivers, if any	2.03%	1.81%	1.81%	1.81%	1.93%
Expenses net of all reductions	2.03%	1.81%	1.81%	1.80%	1.93%
Net investment income (loss)	(.53)%	(.25)%	(.21)%	(.34)%	(.29)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,586	$13,542	$15,077	$18,491	$13,162
Portfolio turnover rateH	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.13	$12.64	$11.91	$11.69	$12.03
Income from Investment Operations
Net investment income (loss)A	.07	.10	.09	.08	.09
Net realized and unrealized gain (loss)	(.86)	2.54	.72	.23	(.32)
Total from investment operations	(.79)	2.64	.81	.31	(.23)
Distributions from net investment income	(.11)	(.11)	(.07)	(.09)	(.11)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.14)B	(.15)C	(.08)	(.09)	(.11)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.20	$15.13	$12.64	$11.91	$11.69
Total ReturnF	(5.28)%	21.13%	6.80%	2.66%	(1.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.05%	.82%	.78%	.80%	.90%
Expenses net of fee waivers, if any	1.05%	.82%	.78%	.80%	.90%
Expenses net of all reductions	1.04%	.82%	.78%	.79%	.90%
Net investment income (loss)	.45%	.74%	.81%	.67%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$297,644	$247,372	$352,936	$485,803	$415,612
Portfolio turnover rateI	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.15 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $.034 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$12.62	$11.89	$11.67	$12.02
Income from Investment Operations
Net investment income (loss)A	.08	.11	.10	.08	.09
Net realized and unrealized gain (loss)	(.85)	2.53	.70	.23	(.32)
Total from investment operations	(.77)	2.64	.80	.31	(.23)
Distributions from net investment income	(.14)	(.11)	(.07)	(.09)	(.12)
Distributions from net realized gain	(.04)	(.03)	(.01)	–	(.01)
Total distributions	(.17)B	(.14)	(.07)C	(.09)	(.12)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$14.18	$15.12	$12.62	$11.89	$11.67
Total ReturnF	(5.18)%	21.22%	6.77%	2.72%	(1.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	.76%	.77%	.80%	.89%
Expenses net of fee waivers, if any	.98%	.76%	.77%	.80%	.89%
Expenses net of all reductions	.97%	.76%	.76%	.79%	.89%
Net investment income (loss)	.52%	.80%	.83%	.67%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$192,555	$175,816	$7,032	$13,957	$20,253
Portfolio turnover rateI	40%	23%	15%	35%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.035 per share.

 C Total distributions of $.07 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.006 per share.

 D Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.77
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.58)
Net asset value, end of period	$14.19
Total ReturnC,D	(10.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%G
Expenses net of fee waivers, if any	.96%G
Expenses net of all reductions	.95%G
Net investment income (loss)	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$90
Portfolio turnover rateH	40%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,850,154
Gross unrealized depreciation	(25,836,712)
Net unrealized appreciation (depreciation)	$44,013,442
Tax Cost	$478,473,915

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,785,468
Capital loss carryforward	$(98,806,038)
Net unrealized appreciation (depreciation) on securities and other investments	$44,006,015

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(98,806,038)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$3,858,691	$ 4,429,607

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $243,350,886 and $168,807,111, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$41,998	$316
Class M	.25%	.25%	22,866	283
Class C	.75%	.25%	149,255	20,737
			$214,119	$21,336

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,064
Class M	769
Class C(a)	8,168
$15,001

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$40,307.24
Class M	15,160.33
Class C	28,897.19
Japan	383,893.21
Class I	266,202.14
Class Z	3	.04(a)
	$734,462

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $139 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,138 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,917. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $36,374 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $50.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,036.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$121,236	$–
Class M	24,538	–
Class C	35,656	–
Japan	1,679,410	–
Class I	1,997,851	–
Total	$3,858,691	$–
From net investment income
Class A	$–	$104,209
Class M	–	3,257
Japan	–	3,209,793
Class I	–	51,808
Total	$–	$3,369,067
From net realized gain
Class A	$–	$59,052
Class M	–	11,074
Japan	–	974,401
Class I	–	16,013
Total	$–	$1,060,540

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	227,462	261,996	$3,578,036	$3,537,670
Reinvestment of distributions	7,603	12,680	116,628	155,198
Shares redeemed	(275,394)	(1,102,972)	(4,276,195)	(14,608,137)
Net increase (decrease)	(40,329)	(828,296)	$(581,531)	$(10,915,269)
Class M
Shares sold	26,530	34,522	$416,546	$446,496
Reinvestment of distributions	1,589	1,137	24,389	13,940
Shares redeemed	(41,543)	(72,947)	(648,170)	(961,323)
Net increase (decrease)	(13,424)	(37,288)	$(207,235)	$(500,887)
Class C
Shares sold	247,078	75,525	$3,881,516	$955,948
Reinvestment of distributions	2,227	–	33,918	–
Shares redeemed	(255,967)	(379,339)	(3,954,581)	(4,904,728)
Net increase (decrease)	(6,662)	(303,814)	$(39,147)	$(3,948,780)
Japan
Shares sold	13,428,936	5,531,120	$195,751,878	$70,265,364
Reinvestment of distributions	102,752	332,957	1,578,266	4,075,396
Shares redeemed	(8,929,520)	(17,427,207)	(137,886,513)	(225,423,617)
Net increase (decrease)	4,602,168	(11,563,130)	$59,443,631	$(151,082,857)
Class I
Shares sold	2,319,602	12,120,647	$34,952,986	$156,870,865
Reinvestment of distributions	129,754	4,957	1,987,832	60,627
Shares redeemed	(501,872)	(1,052,603)	(7,627,507)	(13,914,364)
Net increase (decrease)	1,947,484	11,073,001	$29,313,311	$143,017,128
Class Z
Shares sold	6,341	–	$100,000	$–
Net increase (decrease)	6,341	–	$100,000	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 26%, 11% and 11%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 62% of the total outstanding shares of the Fund.

Fidelity® Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	(4.71)%	7.10%	11.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Period Ending Values
$30,220	Fidelity® Japan Smaller Companies Fund
$23,930	Russell/Nomura Mid-Small Cap™ Index

Fidelity® Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager David Jenkins:  For the fiscal year, the fund returned -4.71%, significantly ahead of the -5.31% result of the Russell/Nomura Mid-Small CapSM Index. By sector, stock picks within industrials helped relative performance the most, followed by choices among consumer discretionary companies. An overweighting in Yamada Consulting Group added the most value among industrials positions. In the consumer discretionary sector, workwear retailer Workman contributed more than any other individual stock held in the fund, followed by Koshidaka Holdings, owner of a karaoke chain, and the Curves fitness clubs chain. As One, Japan's largest wholesaler of research and laboratory equipment, was another top contributor. The fund's holdings Broadleaf, provider of software to auto body shops, also performed well. In contrast, semiconductor equipment maker Renesas Electronics hurt the fund's return, as did Sakata Inx, a holding that was eliminated from the portfolio in early 2018. Elsewhere, the fund's stake in confectionaries maker Morinaga disappointed. Not owning Aeon and Fast Retailing cost the fund some ground as well. Lastly, a fair-value adjustment of -0.57 percentage points didn't go the fund's way. Fair-value pricing is an adjustment process that attempts to best represent the value of the fund's securities as of the close of trading in U.S. markets, accounting for any major changes occurring after the close of foreign markets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	95.2%
United States of America*	4.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Equity Futures	95.2
Short-Term Investments and Net Other Assets (Liabilities)	4.8

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Yamada Consulting Group Co. Ltd. (Professional Services)	2.4
A/S One Corp. (Health Care Providers & Services)	2.0
T&D Holdings, Inc. (Insurance)	1.9
Mitsubishi Heavy Industries Ltd. (Machinery)	1.8
Mitsubishi Chemical Holdings Corp. (Chemicals)	1.7
ORIX Corp. (Diversified Financial Services)	1.7
Central Automotive Products Ltd. (Distributors)	1.7
Amano Corp. (Electronic Equipment & Components)	1.7
Sumitomo Electric Industries Ltd. (Auto Components)	1.7
S Foods, Inc. (Food Products)	1.6
18.2

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	27.1
Consumer Discretionary	16.9
Information Technology	11.0
Financials	9.2
Materials	8.5
Consumer Staples	7.2
Health Care	4.4
Communication Services	3.6
Utilities	2.7
Real Estate	1.3

Fidelity® Japan Smaller Companies Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Entertainment - 2.1%
Daiichikosho Co. Ltd.	197,900	$9,120,220
DeNA Co. Ltd.	357,300	5,943,265
		15,063,485
Media - 1.5%
Hakuhodo DY Holdings, Inc.	650,000	10,864,537

TOTAL COMMUNICATION SERVICES		25,928,022

CONSUMER DISCRETIONARY - 16.9%
Auto Components - 3.1%
Bridgestone Corp.	264,900	10,214,358
Sumitomo Electric Industries Ltd.	869,500	11,857,885
		22,072,243
Automobiles - 1.9%
Isuzu Motors Ltd.	761,000	9,977,128
Subaru Corp.	146,000	3,938,306
		13,915,434
Distributors - 3.2%
Central Automotive Products Ltd.	885,000	12,039,482
Chori Co. Ltd.	196,100	3,241,251
PALTAC Corp.	149,000	7,606,151
		22,886,884
Hotels, Restaurants & Leisure - 1.6%
Koshidaka Holdings Co. Ltd.	972,000	11,310,639
Household Durables - 0.9%
Panasonic Corp.	570,000	6,116,930
Internet & Direct Marketing Retail - 0.8%
Aucnet, Inc. (a)	575,000	6,028,493
Specialty Retail - 4.2%
Arc Land Sakamoto Co. Ltd.	466,700	6,142,150
Fuji Corp.	340,600	6,248,434
Nitori Holdings Co. Ltd.	68,600	8,958,399
VT Holdings Co. Ltd.	210,600	877,228
Workman Co. Ltd. (a)	124,000	7,846,502
		30,072,713
Textiles, Apparel & Luxury Goods - 1.2%
Hagihara Industries, Inc.	565,600	8,386,128

TOTAL CONSUMER DISCRETIONARY		120,789,464

CONSUMER STAPLES - 7.2%
Food & Staples Retailing - 2.2%
Kirindo Holdings Co. Ltd.	301,100	4,213,559
Mitsubishi Shokuhin Co. Ltd.	142,300	3,666,115
San-A Co. Ltd.	184,000	7,770,284
		15,649,958
Food Products - 5.0%
Japan Meat Co. Ltd.	347,400	6,296,211
Kotobuki Spirits Co. Ltd.	235,000	8,997,208
Morinaga & Co. Ltd.	209,700	8,428,143
S Foods, Inc.	292,700	11,815,913
		35,537,475

TOTAL CONSUMER STAPLES		51,187,433

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
San-Ai Oil Co. Ltd.	820,800	8,867,419
FINANCIALS - 9.2%
Banks - 2.4%
Mitsubishi UFJ Financial Group, Inc.	1,374,600	8,319,757
Shinsei Bank Ltd.	603,300	9,190,067
		17,509,824
Consumer Finance - 0.8%
AEON Financial Service Co. Ltd.	291,600	5,726,819
Diversified Financial Services - 2.9%
Fuyo General Lease Co. Ltd.	145,300	8,074,011
ORIX Corp.	756,800	12,347,842
		20,421,853
Insurance - 3.1%
T&D Holdings, Inc.	848,000	13,555,886
Tokio Marine Holdings, Inc.	184,500	8,692,190
		22,248,076

TOTAL FINANCIALS		65,906,572

HEALTH CARE - 4.4%
Health Care Equipment & Supplies - 1.9%
Medikit Co. Ltd.	141,100	7,628,041
Paramount Bed Holdings Co. Ltd.	138,900	5,853,410
		13,481,451
Health Care Providers & Services - 2.0%
A/S One Corp.	201,000	14,286,525
Pharmaceuticals - 0.5%
Astellas Pharma, Inc.	223,500	3,453,121

TOTAL HEALTH CARE		31,221,097

INDUSTRIALS - 27.1%
Air Freight & Logistics - 0.7%
AIT Corp.	573,220	5,384,971
Airlines - 1.5%
Japan Airlines Co. Ltd.	309,600	11,021,963
Building Products - 2.5%
Sekisui Jushi Corp.	581,300	10,545,674
Sinko Industries Ltd.	492,200	7,023,016
		17,568,690
Commercial Services & Supplies - 3.6%
Aeon Delight Co. Ltd.	334,300	11,199,131
ProNexus, Inc.	594,900	5,783,713
Secom Joshinetsu Co. Ltd.	290,000	8,687,021
		25,669,865
Construction & Engineering - 1.8%
Hokuriku Electrical Construction Co. Ltd.	859,300	7,729,778
Toshiba Plant Systems & Services Corp.	244,500	5,001,161
		12,730,939
Electrical Equipment - 1.8%
Aichi Electric Co. Ltd.	190,000	5,346,302
Denyo Co. Ltd.	522,600	7,882,884
		13,229,186
Machinery - 2.9%
Mitsubishi Heavy Industries Ltd.	356,700	12,574,296
NGK Insulators Ltd.	565,000	7,951,849
		20,526,145
Marine - 0.9%
Nippon Concept Corp.	617,300	6,182,027
Professional Services - 3.5%
Funai Soken Holdings, Inc.	376,480	7,984,372
Yamada Consulting Group Co. Ltd.	737,700	17,004,981
		24,989,353
Trading Companies & Distributors - 6.5%
Inaba Denki Sangyo Co. Ltd.	268,800	10,827,279
Itochu Corp.	505,000	9,365,714
Mitani Shoji Co. Ltd.	143,100	6,823,043
Trusco Nakayama Corp.	387,500	9,770,351
Yuasa Trading Co. Ltd.	305,800	10,041,113
		46,827,500
Transportation Infrastructure - 1.4%
Kamigumi Co. Ltd.	487,000	10,073,630

TOTAL INDUSTRIALS		194,204,269

INFORMATION TECHNOLOGY - 11.0%
Electronic Equipment & Components - 3.7%
Amano Corp.	559,200	11,894,182
Dexerials Corp.	836,500	7,198,489
Hitachi High-Technologies Corp.	200,000	7,541,986
		26,634,657
IT Services - 4.0%
Fujitsu Ltd.	157,000	9,551,629
Otsuka Corp.	295,000	9,804,139
TKC Corp.	238,200	9,077,503
		28,433,271
Semiconductors & Semiconductor Equipment - 0.8%
Renesas Electronics Corp. (b)	1,130,000	5,988,745
Software - 1.3%
Broadleaf Co. Ltd.	592,200	3,421,938
Oracle Corp. Japan	85,200	5,783,950
		9,205,888
Technology Hardware, Storage & Peripherals - 1.2%
Elecom Co. Ltd.	348,500	8,271,219

TOTAL INFORMATION TECHNOLOGY		78,533,780

MATERIALS - 8.5%
Chemicals - 5.5%
C. Uyemura & Co. Ltd.	131,400	8,396,278
Lintec Corp.	408,000	9,661,683
Mitsubishi Chemical Holdings Corp.	1,604,800	12,510,051
SK Kaken Co. Ltd.	20,600	8,735,853
		39,303,865
Construction Materials - 1.4%
Taiheiyo Cement Corp.	328,500	9,666,667
Metals & Mining - 1.6%
JFE Holdings, Inc.	617,000	11,594,403

TOTAL MATERIALS		60,564,935

REAL ESTATE - 1.3%
Real Estate Management & Development - 1.3%
Century21 Real Estate Japan Ltd.	378,100	4,131,673
Daito Trust Construction Co. Ltd.	40,400	5,334,870
		9,466,543
UTILITIES - 2.7%
Electric Utilities - 1.1%
The Okinawa Electric Power Co., Inc.	445,740	8,323,430
Gas Utilities - 1.6%
Tokyo Gas Co. Ltd.	457,200	11,243,875

TOTAL UTILITIES		19,567,305

TOTAL COMMON STOCKS
(Cost $523,993,743)		666,236,839

Money Market Funds - 6.6%
Fidelity Cash Central Fund, 2.23% (c)	42,736,846	42,745,394
Fidelity Securities Lending Cash Central Fund 2.23% (c)(d)	4,552,971	4,553,426
TOTAL MONEY MARKET FUNDS
(Cost $47,298,808)		47,298,820
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $571,292,551)		713,535,659
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,866,446
NET ASSETS - 100%		$715,402,105

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	101	Dec. 2018	$14,688,793	$93,523	$93,523

The notional amount of futures purchased as a percentage of Net Assets is 2.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$591,822
Fidelity Securities Lending Cash Central Fund	66,759
Total	$658,581

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$25,928,022	$19,984,757	$5,943,265	$--
Consumer Discretionary	120,789,464	78,684,857	42,104,607	--
Consumer Staples	51,187,433	51,187,433	--	--
Energy	8,867,419	8,867,419	--	--
Financials	65,906,572	26,148,672	39,757,900	--
Health Care	31,221,097	27,767,976	3,453,121	--
Industrials	194,204,269	164,312,410	29,891,859	--
Information Technology	78,533,780	68,982,151	9,551,629	--
Materials	60,564,935	26,793,814	33,771,121	--
Real Estate	9,466,543	9,466,543	--	--
Utilities	19,567,305	8,323,430	11,243,875	--
Money Market Funds	47,298,820	47,298,820	--	--
Total Investments in Securities:	$713,535,659	$537,818,282	$175,717,377	$--
Derivative Instruments:
Assets
Futures Contracts	$93,523	$93,523	$--	$--
Total Assets	$93,523	$93,523	$--	$--
Total Derivative Instruments:	$93,523	$93,523	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$501,543,754

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts	$93,523	$0
Total Equity Risk	93,523	0
Total Value of Derivatives	$93,523	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,335,332) — See accompanying schedule: Unaffiliated issuers (cost $523,993,743)	$666,236,839
Fidelity Central Funds (cost $47,298,808)	47,298,820
Total Investment in Securities (cost $571,292,551)		$713,535,659
Segregated cash with brokers for derivative instruments		550,787
Foreign currency held at value (cost $65,366)		65,366
Receivable for investments sold		768,399
Receivable for fund shares sold		50,626
Dividends receivable		5,583,568
Distributions receivable from Fidelity Central Funds		102,106
Receivable for daily variation margin on futures contracts		277,485
Prepaid expenses		1,605
Other receivables		10,906
Total assets		720,946,507
Liabilities
Payable for investments purchased	$103,597
Payable for fund shares redeemed	238,737
Accrued management fee	423,726
Other affiliated payables	140,351
Other payables and accrued expenses	84,601
Collateral on securities loaned	4,553,390
Total liabilities		5,544,402
Net Assets		$715,402,105
Net Assets consist of:
Paid in capital		$560,311,491
Total distributable earnings (loss)		155,090,614
Net Assets, for 41,777,669 shares outstanding		$715,402,105
Net Asset Value, offering price and redemption price per share ($715,402,105 ÷ 41,777,669 shares)		$17.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$16,016,127
Income from Fidelity Central Funds		658,581
Income before foreign taxes withheld		16,674,708
Less foreign taxes withheld		(1,601,613)
Total income		15,073,095
Expenses
Management fee	$5,543,535
Transfer agent fees	1,386,737
Accounting and security lending fees	385,659
Custodian fees and expenses	80,930
Independent trustees' fees and expenses	3,979
Registration fees	36,403
Audit	65,515
Legal	1,757
Miscellaneous	5,276
Total expenses before reductions	7,509,791
Expense reductions	(38,584)
Total expenses after reductions		7,471,207
Net investment income (loss)		7,601,888
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,825,516
Fidelity Central Funds	255
Foreign currency transactions	(191,189)
Futures contracts	1,460
Total net realized gain (loss)		32,636,042
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(81,149,606)
Fidelity Central Funds	(245)
Assets and liabilities in foreign currencies	56,757
Futures contracts	93,523
Total change in net unrealized appreciation (depreciation)		(80,999,571)
Net gain (loss)		(48,363,529)
Net increase (decrease) in net assets resulting from operations		$(40,761,641)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,601,888	$6,596,533
Net realized gain (loss)	32,636,042	21,029,986
Change in net unrealized appreciation (depreciation)	(80,999,571)	112,645,801
Net increase (decrease) in net assets resulting from operations	(40,761,641)	140,272,320
Distributions to shareholders	(35,635,448)	–
Distributions to shareholders from net investment income	–	(6,334,246)
Distributions to shareholders from net realized gain	–	(9,182,783)
Total distributions	(35,635,448)	(15,517,029)
Share transactions
Proceeds from sales of shares	220,739,615	109,404,114
Reinvestment of distributions	32,808,433	14,528,831
Cost of shares redeemed	(225,809,121)	(71,725,248)
Net increase (decrease) in net assets resulting from share transactions	27,738,927	52,207,697
Redemption fees	8,581	54,565
Total increase (decrease) in net assets	(48,649,581)	177,017,553
Net Assets
Beginning of period	764,051,686	587,034,133
End of period	$715,402,105	$764,051,686
Other Information
Undistributed net investment income end of period		$6,398,905
Shares
Sold	11,538,209	6,520,288
Issued in reinvestment of distributions	1,763,894	984,338
Redeemed	(12,068,741)	(4,442,602)
Net increase (decrease)	1,233,362	3,062,024

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Smaller Companies Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$15.66	$13.76	$13.10	$13.86
Income from Investment Operations
Net investment income (loss)A	.18	.17	.17	.10	.09
Net realized and unrealized gain (loss)	(1.00)	3.42	1.93	.78	(.53)
Total from investment operations	(.82)	3.59	2.10	.88	(.44)
Distributions from net investment income	(.16)	(.17)	(.09)	(.03)	(.02)
Distributions from net realized gain	(.74)	(.25)	(.11)	(.19)	(.31)
Total distributions	(.90)	(.41)B	(.20)	(.22)	(.33)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$17.12	$18.84	$15.66	$13.76	$13.10
Total ReturnD	(4.71)%	23.68%	15.44%	6.93%	(3.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.95%	.96%	.98%	1.00%
Expenses net of fee waivers, if any	.93%	.95%	.96%	.98%	1.00%
Expenses net of all reductions	.93%	.94%	.96%	.97%	1.00%
Net investment income (loss)	.95%	1.04%	1.18%	.77%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$715,402	$764,052	$587,034	$502,842	$416,052
Portfolio turnover rateG	17%	20%	30%	41%	112%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.41 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$150,540,592
Gross unrealized depreciation	(29,421,694)
Net unrealized appreciation (depreciation)	$121,118,898
Tax Cost	$592,510,284

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,505,149
Undistributed long-term capital gain	$29,473,927
Net unrealized appreciation (depreciation) on securities and other investments	$121,111,064

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$19,317,251	$ 15,517,029
Long-term Capital Gains	16,318,197	–
Total	$35,635,448	$ 15,517,029

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,572,473 and $129,097,205, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,184 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $66,759. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,202 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $640.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,742.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 15%, 10% and 11%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 47% of the total outstanding shares of the Fund.

Fidelity® Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Latin America Fund	(10.50)%	(5.05)%	2.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Period Ending Values
$13,045	Fidelity® Latin America Fund
$16,479	MSCI EM (Emerging Markets) Latin America Index

Fidelity® Latin America Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Will Pruett:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, trailing the -2.24% result of the benchmark MSCI Emerging Markets Latin America Index. Versus the benchmark, stock picks in Brazil, which faced economic- and election-related strife, detracted the most by far, while investment choices in Mexico hurt to a lesser extent. Several unfavorable non-benchmark positions in Panama and Argentina also meaningfully weighed on the fund's relative return. Also, an overall bias for holding domestically oriented positions did not work well, nor did picks in the financials and communications services sectors. Lower-than-benchmark exposure to strong-performing energy and materials companies, and overweightings in poor-performing consumer discretionary and health care stocks, further detracted. Underweighting Brazil-based iron and nickel producer Vale hurt the most, as the company's stock rallied about 64% for the period, largely due to rising iron-ore prices. Elsewhere in Brazil, untimely ownership and an overweighted stake in health-care insurance broker Qualicorp dampened the fund's relative return, as did a non-benchmark stake in travel-loyalty company Smiles Fidelidade, which announced plans for a reorganization late in the period. Conversely, non-benchmark holdings in the U.S. added some value, as did underweightings in Chile and Mexico.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Brazil	68.7%
Mexico	17.0%
Panama	4.4%
Bermuda	3.9%
Israel	2.2%
United States of America*	1.7%
Spain	1.2%
Argentina	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	12.4
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	10.3
Itau Unibanco Holding SA (Brazil, Banks)	5.5
Suzano Papel e Celulose SA (Brazil, Paper & Forest Products)	5.3
Azul SA sponsored ADR (Brazil, Airlines)	4.8
Credicorp Ltd. (United States) (Bermuda, Banks)	3.9
Hapvida Participacoes e Investimentos SA (Brazil, Insurance)	3.9
Credito Real S.A.B. de CV (Mexico, Consumer Finance)	3.5
Qualicorp SA (Brazil, Health Care Providers & Services)	2.9
Notre Dame Intermedica Participacoes SA (Brazil, Health Care Providers & Services)	2.9
55.4

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	40.4
Industrials	15.0
Consumer Discretionary	14.0
Energy	10.3
Health Care	10.2
Materials	7.8
Information Technology	2.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2018, 26.5% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Latin American market.

Fidelity® Latin America Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 70.1%
	Shares	Value
Argentina - 0.9%
Bolsas y Mercados Argentinos SA	444,352	$4,158,838
Bermuda - 3.9%
Credicorp Ltd. (United States)	82,670	18,659,446
Brazil - 38.9%
Azul SA sponsored ADR (a)(b)	927,162	22,604,210
B2W Companhia Global do Varejo (a)	1,313,749	12,179,052
BTG Pactual Participations Ltd. unit	1,576,808	8,376,594
Companhia de Locacao das Americas	674,793	5,568,425
CVC Brasil Operadora e Agencia de Viagens SA	710,011	10,798,501
Estacio Participacoes SA	2,103,889	13,076,166
Hapvida Participacoes e Investimentos SA	2,695,256	18,453,614
Hypermarcas SA	1,315,510	10,526,908
Notre Dame Intermedica Participacoes SA	2,147,781	13,926,093
Qualicorp SA	3,615,771	13,990,891
Rumo SA (a)	3,038,024	13,592,127
Ser Educacional SA (c)	2,274,861	9,529,782
Suzano Papel e Celulose SA	2,454,042	24,959,153
Vale SA	423,821	6,458,387

TOTAL BRAZIL		184,039,903

Israel - 2.2%
Ituran Location & Control Ltd.	300,444	10,251,149
Mexico - 17.0%
Banco del Bajio SA (c)	6,689,681	13,149,986
Credito Real S.A.B. de CV	14,635,664	16,744,383
Genomma Lab Internacional SA de CV (a)(b)	16,211,884	10,415,127
Grupo Aeroportuario Norte S.A.B. de CV	1,000,198	5,233,581
Grupo Cementos de Chihuahua S.A.B. de CV (b)	987,185	5,320,032
Promotora y Operadora de Infraestructura S.A.B. de CV	1,748,760	12,009,502
Qualitas Controladora S.A.B. de CV	4,349,535	8,764,056
Unifin Financiera SAPI de CV	4,624,853	8,740,507

TOTAL MEXICO		80,377,174

Panama - 4.4%
Copa Holdings SA Class A	160,960	11,658,333
Intergroup Financial Services Corp.	248,403	9,265,432

TOTAL PANAMA		20,923,765

Spain - 1.2%
Prosegur Cash SA (c)	2,774,079	5,498,606
United States of America - 1.6%
First Cash Financial Services, Inc.	95,495	7,677,798
TOTAL COMMON STOCKS
(Cost $316,323,805)		331,586,679

Nonconvertible Preferred Stocks - 29.8%
Brazil - 29.8%
Alpargatas SA (PN)	1,841,507	7,516,456
Itau Unibanco Holding SA	1,966,297	26,021,800
Itausa-Investimentos Itau SA (PN)	19,422,987	58,663,006
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	6,591,313	48,919,002

TOTAL BRAZIL		141,120,264

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $84,966,501)		141,120,264

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 2.23% (d)	852,025	852,195
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	10,121,018	10,122,030
TOTAL MONEY MARKET FUNDS
(Cost $10,974,225)		10,974,225
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $412,264,531)		483,681,168
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(10,391,913)
NET ASSETS - 100%		$473,289,255

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,178,374 or 6.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$88,819
Fidelity Securities Lending Cash Central Fund	1,232
Total	$90,051

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $9,499,579) — See accompanying schedule: Unaffiliated issuers (cost $401,290,306)	$472,706,943
Fidelity Central Funds (cost $10,974,225)	10,974,225
Total Investment in Securities (cost $412,264,531)		$483,681,168
Receivable for investments sold		992,357
Receivable for fund shares sold		860,685
Dividends receivable		167,348
Distributions receivable from Fidelity Central Funds		7,381
Prepaid expenses		915
Other receivables		48,355
Total assets		485,758,209
Liabilities
Payable for investments purchased	$1,073,832
Payable for fund shares redeemed	706,262
Accrued management fee	270,473
Distribution and service plan fees payable	8,067
Other affiliated payables	120,841
Other payables and accrued expenses	167,449
Collateral on securities loaned	10,122,030
Total liabilities		12,468,954
Net Assets		$473,289,255
Net Assets consist of:
Paid in capital		$495,760,026
Total distributable earnings (loss)		(22,470,771)
Net Assets		$473,289,255
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,157,164 ÷ 644,103 shares)		$21.98
Maximum offering price per share (100/94.25 of $21.98)		$23.32
Class M:
Net Asset Value and redemption price per share ($5,098,032 ÷ 231,723 shares)		$22.00
Maximum offering price per share (100/96.50 of $22.00)		$22.80
Class C:
Net Asset Value and offering price per share ($3,497,618 ÷ 157,861 shares)(a)		$22.16
Latin America:
Net Asset Value, offering price and redemption price per share ($445,845,228 ÷ 20,318,549 shares)		$21.94
Class I:
Net Asset Value, offering price and redemption price per share ($4,546,239 ÷ 207,412 shares)		$21.92
Class Z:
Net Asset Value, offering price and redemption price per share ($144,974 ÷ 6,615 shares)		$21.92

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$20,572,851
Income from Fidelity Central Funds		90,051
Income before foreign taxes withheld		20,662,902
Less foreign taxes withheld		(1,220,078)
Total income		19,442,824
Expenses
Management fee	$3,913,310
Transfer agent fees	1,384,464
Distribution and service plan fees	117,536
Accounting and security lending fees	285,892
Custodian fees and expenses	327,757
Independent trustees' fees and expenses	2,875
Registration fees	81,696
Audit	77,354
Legal	3,058
Miscellaneous	4,226
Total expenses before reductions	6,198,168
Expense reductions	(137,523)
Total expenses after reductions		6,060,645
Net investment income (loss)		13,382,179
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,228,875
Fidelity Central Funds	300
Foreign currency transactions	(169,717)
Total net realized gain (loss)		40,059,458
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(118,079,357)
Assets and liabilities in foreign currencies	(4,496)
Total change in net unrealized appreciation (depreciation)		(118,083,853)
Net gain (loss)		(78,024,395)
Net increase (decrease) in net assets resulting from operations		$(64,642,216)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,382,179	$12,761,653
Net realized gain (loss)	40,059,458	32,325,555
Change in net unrealized appreciation (depreciation)	(118,083,853)	24,718,281
Net increase (decrease) in net assets resulting from operations	(64,642,216)	69,805,489
Distributions to shareholders	(9,005,746)	–
Distributions to shareholders from net investment income	–	(12,697,307)
Total distributions	(9,005,746)	(12,697,307)
Share transactions - net increase (decrease)	(88,546,151)	(55,405,622)
Redemption fees	87,345	272,096
Total increase (decrease) in net assets	(162,106,768)	1,974,656
Net Assets
Beginning of period	635,396,023	633,421,367
End of period	$473,289,255	$635,396,023
Other Information
Undistributed net investment income end of period		$6,370,322

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.93	$22.45	$18.09	$30.31	$40.71
Income from Investment Operations
Net investment income (loss)A	.50	.42	.40	.28	.49
Net realized and unrealized gain (loss)	(3.16)	2.48	4.27	(10.11)	(4.08)
Total from investment operations	(2.66)	2.90	4.67	(9.83)	(3.59)
Distributions from net investment income	(.29)	(.43)	(.31)	(.31)	(.57)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.29)	(.43)	(.31)	(2.39)	(6.82)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$21.98	$24.93	$22.45	$18.09	$30.31
Total ReturnC,D	(10.78)%	13.55%	26.29%	(34.60)%	(9.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.38%	1.39%	1.40%	1.40%	1.38%
Expenses net of fee waivers, if any	1.38%	1.39%	1.40%	1.40%	1.38%
Expenses net of all reductions	1.36%	1.38%	1.39%	1.39%	1.38%
Net investment income (loss)	2.08%	1.90%	2.14%	1.26%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$14,157	$17,801	$19,115	$16,424	$34,898
Portfolio turnover rateG	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.96	$22.47	$18.11	$30.33	$40.68
Income from Investment Operations
Net investment income (loss)A	.43	.36	.35	.22	.40
Net realized and unrealized gain (loss)	(3.16)	2.49	4.27	(10.13)	(4.08)
Total from investment operations	(2.73)	2.85	4.62	(9.91)	(3.68)
Distributions from net investment income	(.23)	(.37)	(.26)	(.23)	(.43)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.23)	(.37)	(.26)	(2.31)	(6.68)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$22.00	$24.96	$22.47	$18.11	$30.33
Total ReturnC,D	(11.04)%	13.24%	25.93%	(34.78)%	(9.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.66%	1.66%	1.68%	1.67%	1.65%
Expenses net of fee waivers, if any	1.66%	1.66%	1.68%	1.67%	1.65%
Expenses net of all reductions	1.63%	1.66%	1.68%	1.66%	1.65%
Net investment income (loss)	1.80%	1.62%	1.86%	.99%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$5,098	$6,740	$7,378	$5,284	$9,761
Portfolio turnover rateG	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.12	$22.61	$18.18	$30.37	$40.59
Income from Investment Operations
Net investment income (loss)A	.32	.26	.26	.11	.25
Net realized and unrealized gain (loss)	(3.18)	2.52	4.30	(10.17)	(4.07)
Total from investment operations	(2.86)	2.78	4.56	(10.06)	(3.82)
Distributions from net investment income	(.10)	(.28)	(.13)	(.05)	(.16)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.10)	(.28)	(.13)	(2.13)	(6.41)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$22.16	$25.12	$22.61	$18.18	$30.37
Total ReturnC,D	(11.43)%	12.71%	25.31%	(35.08)%	(9.74)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.13%	2.14%	2.15%	2.15%	2.13%
Expenses net of fee waivers, if any	2.13%	2.14%	2.14%	2.15%	2.13%
Expenses net of all reductions	2.11%	2.14%	2.14%	2.15%	2.13%
Net investment income (loss)	1.33%	1.15%	1.39%	.51%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$3,498	$5,094	$6,590	$5,394	$11,349
Portfolio turnover rateG	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.89	$22.41	$18.08	$30.34	$40.80
Income from Investment Operations
Net investment income (loss)A	.57	.49	.45	.34	.59
Net realized and unrealized gain (loss)	(3.15)	2.46	4.26	(10.11)	(4.10)
Total from investment operations	(2.58)	2.95	4.71	(9.77)	(3.51)
Distributions from net investment income	(.37)	(.48)	(.38)	(.41)	(.71)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.37)	(.48)	(.38)	(2.49)	(6.96)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$21.94	$24.89	$22.41	$18.08	$30.34
Total ReturnC	(10.50)%	13.87%	26.65%	(34.45)%	(8.79)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.07%	1.09%	1.14%	1.13%	1.08%
Expenses net of fee waivers, if any	1.07%	1.09%	1.14%	1.12%	1.08%
Expenses net of all reductions	1.05%	1.09%	1.13%	1.12%	1.07%
Net investment income (loss)	2.39%	2.19%	2.40%	1.53%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$445,845	$597,161	$596,514	$481,005	$933,298
Portfolio turnover rateF	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.88	$22.40	$18.08	$30.35	$40.79
Income from Investment Operations
Net investment income (loss)A	.59	.51	.46	.36	.60
Net realized and unrealized gain (loss)	(3.15)	2.45	4.26	(10.13)	(4.07)
Total from investment operations	(2.56)	2.96	4.72	(9.77)	(3.47)
Distributions from net investment income	(.40)	(.49)	(.40)	(.42)	(.73)
Distributions from net realized gain	–	–	–	(2.08)	(6.25)
Total distributions	(.40)	(.49)	(.40)	(2.50)	(6.98)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	.01
Net asset value, end of period	$21.92	$24.88	$22.40	$18.08	$30.35
Total ReturnC	(10.44)%	13.94%	26.77%	(34.42)%	(8.69)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.01%	1.07%	1.06%	1.04%
Expenses net of fee waivers, if any	1.01%	1.01%	1.07%	1.06%	1.04%
Expenses net of all reductions	.98%	1.01%	1.06%	1.05%	1.04%
Net investment income (loss)	2.45%	2.27%	2.47%	1.60%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$4,546	$8,600	$3,825	$1,828	$4,531
Portfolio turnover rateF	53%	51%	108%	30%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.51
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	.42
Total from investment operations	.41
Net asset value, end of period	$21.92
Total ReturnC,D	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%G
Expenses net of fee waivers, if any	.95%G
Expenses net of all reductions	.93%G
Net investment income (loss)	(.37)%G
Supplemental Data
Net assets, end of period (000 omitted)	$145
Portfolio turnover rateH	53%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,986,520
Gross unrealized depreciation	(46,143,930)
Net unrealized appreciation (depreciation)	$70,842,590
Tax Cost	$412,838,578

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,508,720
Capital loss carryforward	$(101,811,992)
Net unrealized appreciation (depreciation) on securities and other investments	$70,832,500

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(63,666,720)
Long-term	(38,145,272)
Total capital loss carryforward	$(101,811,992)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$9,005,746	$ 12,697,307

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $297,112,360 and $371,604,371, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$42,016	$94
Class M	.25%	.25%	30,835	349
Class C	.75%	.25%	44,685	1,690
			$117,536	$2,133

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,783
Class M	1,434
Class C(a)	685
$7,902

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$50,661.30
Class M	20,143.33
Class C	13,454.30
Latin America	1,287,685.24
Class I	12,517.18
Class Z	4	.05(a)
	$1,384,464

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,553 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,644 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,232. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,530 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,993.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$203,267	$–
Class M	60,223	–
Class C	19,813	–
Latin America	8,592,965	–
Class I	129,478	–
Total	$9,005,746	$–
From net investment income
Class A	$–	$361,857
Class M	–	112,037
Class C	–	77,689
Latin America	–	12,063,200
Class I	–	82,524
Total	$–	$12,697,307

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	132,121	139,205	$3,342,334	$3,031,500
Reinvestment of distributions	8,149	18,202	198,340	345,275
Shares redeemed	(210,293)	(294,686)	(4,928,726)	(6,569,414)
Net increase (decrease)	(70,023)	(137,279)	$(1,388,052)	$(3,192,639)
Class M
Shares sold	33,058	33,689	$849,708	$739,767
Reinvestment of distributions	2,445	5,687	59,769	108,338
Shares redeemed	(73,856)	(97,619)	(1,749,327)	(2,073,277)
Net increase (decrease)	(38,353)	(58,243)	$(839,850)	$(1,225,172)
Class C
Shares sold	28,227	20,475	$744,605	$450,205
Reinvestment of distributions	727	3,179	18,055	61,288
Shares redeemed	(73,884)	(112,274)	(1,820,603)	(2,414,306)
Net increase (decrease)	(44,930)	(88,620)	$(1,057,943)	$(1,902,813)
Latin America
Shares sold	4,131,542	5,339,360	$102,336,398	$120,661,935
Reinvestment of distributions	339,440	610,988	8,218,379	11,542,194
Shares redeemed	(8,141,607)	(8,575,067)	(192,899,345)	(185,420,867)
Net increase (decrease)	(3,670,625)	(2,624,719)	$(82,344,568)	$(53,216,738)
Class I
Shares sold	238,869	265,874	$5,842,130	$6,186,180
Reinvestment of distributions	4,501	3,896	108,773	73,478
Shares redeemed	(381,644)	(94,860)	(9,010,302)	(2,127,918)
Net increase (decrease)	(138,274)	174,910	$(3,059,399)	$4,131,740
Class Z
Shares sold	6,615	–	$143,661	$–
Net increase (decrease)	6,615	–	$143,661	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	(4.80)%	5.23%	11.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Returns for the FTSE® Capped Nordic Index for periods prior to October 1, 2009 (it's inception date) are returns of the uncapped FTSE Nordic Index.

Period Ending Values
$30,907	Fidelity® Nordic Fund
$28,542	FTSE® Capped Nordic Index

Fidelity® Nordic Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Andrew Sergeant:  For the fiscal year, the fund returned -4.80%, outpacing the -8.58% decline of its sector benchmark, the FTSE Capped Nordic Index. Despite solid economies across the Nordic region, market performance varied widely by country. Norway (+6%) performed best, while Denmark (-15%) was the weakest. Overall, stock selection gave the fund an edge over its benchmark. Choices in consumer discretionary, particularly within the consumer services segment, delivered the biggest boost to the fund's relative result. Stock picks in financials and communication services also added value. The fund's most significant individual contributor on a relative basis was a sizable out-of-benchmark position in Kambi Group, a sports-betting infrastructure firm listed on Sweden's First North stock exchange, with headquarters in Malta. This period, Kambi experienced growth in its profit margins and product pipeline. Elsewhere, the fund's overweighted position in Schibsted, a Norway-based media company that owns one of the world's largest classifieds businesses, also worked out well. I exited the position before period end. Conversely, largely avoiding the top-performing energy sector dragged most on a relative basis. At the stock level, the biggest individual detractor was Sweden’s medical technology firm Getinge, which encountered challenges in its business restructuring.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Andrew Sergeant became Co-Manager of the fund on May 31, 2018, assuming portfolio management responsibilities while Stefan Lindblad was on a three-month leave of absence. On September 1, 2018, Stefan Lindblad left the firm, leaving Andrew Sergeant as sole manager of the fund.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Sweden	52.8%
Denmark	15.9%
Finland	10.0%
Norway	8.8%
United States of America*	5.3%
Malta	3.8%
Bermuda	2.1%
Canada	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	97.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	9.5
Swedbank AB (A Shares) (Sweden, Banks)	7.7
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	5.8
Investor AB (B Shares) (Sweden, Diversified Financial Services)	4.6
Kambi Group PLC (Malta, Hotels, Restaurants & Leisure)	3.8
Essity AB Class B (Sweden, Household Products)	3.6
Skandinaviska Enskilda Banken AB (A Shares) (Sweden, Banks)	3.6
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	3.6
Schibsted ASA (B Shares) (Norway, Media)	3.2
Olvi PLC (A Shares) (Finland, Beverages)	3.2
48.6

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	20.0
Industrials	18.1
Health Care	18.0
Consumer Discretionary	15.6
Consumer Staples	9.7
Information Technology	7.5
Energy	3.6
Communication Services	3.2
Materials	1.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Nordic Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Bermuda - 2.1%
Vostok New Ventures Ltd. (depositary receipt) (a)	814,271	$6,193,021
Canada - 1.3%
Lundin Mining Corp. (Sweden)	907,900	3,732,339
Denmark - 15.9%
A.P. Moller - Maersk A/S Series B	6,974	8,802,656
Netcompany Group A/S	12,227	404,386
NNIT A/S (b)	176,700	4,989,631
Novo Nordisk A/S Series B	636,200	27,475,289
Scandinavian Tobacco Group A/S (b)	294,000	4,461,173

TOTAL DENMARK		46,133,135

Finland - 10.0%
Caverion Corp. (a)(c)	765,835	4,792,512
Kamux Corp. (c)	1,050,000	7,373,551
Nokian Tyres PLC	233,000	7,410,521
Olvi PLC (A Shares)	280,046	9,388,945

TOTAL FINLAND		28,965,529

Malta - 3.8%
Kambi Group PLC (a)	395,511	10,956,223
Norway - 8.8%
Equinor ASA	401,800	10,452,768
Schibsted ASA (B Shares)	297,447	9,421,143
Skandiabanken ASA (b)	580,091	5,780,403

TOTAL NORWAY		25,654,314

Sweden - 52.8%
AcadeMedia AB (a)(b)	954,143	4,373,909
Addlife AB	227,375	5,217,787
AddTech AB (B Shares)	369,000	7,540,364
AF AB (B Shares)	335,400	7,194,617
Arjo AB	2,182,800	7,418,202
Coor Service Management Holding AB (b)	389,400	2,744,606
Dustin Group AB (b)	509,600	4,087,425
Eltel AB (a)(b)(c)	2,467,623	5,352,586
Essity AB Class B	461,700	10,539,564
Getinge AB (B Shares)	719,500	7,068,297
Investor AB (B Shares)	307,650	13,336,548
Lagercrantz Group AB (B Shares)	447,800	4,408,930
Momentum Group AB Class B	323,369	3,250,952
Nobia AB	667,200	4,246,942
Saab AB (B Shares)	149,700	5,866,194
Securitas AB (B Shares)	395,600	6,784,876
Skandinaviska Enskilda Banken AB (A Shares)	1,011,800	10,477,172
Swedbank AB (A Shares)	995,099	22,411,380
Swedish Match Co. AB	76,600	3,903,179
Telefonaktiebolaget LM Ericsson (B Shares)	1,944,300	16,928,550

TOTAL SWEDEN		153,152,080

United States of America - 2.3%
Autoliv, Inc. (depositary receipt)	57,200	4,746,691
Veoneer, Inc. unit (a)	57,200	1,918,616

TOTAL UNITED STATES OF AMERICA		6,665,307

TOTAL COMMON STOCKS
(Cost $278,837,928)		281,451,948

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 2.23% (d)	8,276,984	8,278,639
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	2,430,931	2,431,174
TOTAL MONEY MARKET FUNDS
(Cost $10,709,813)		10,709,813
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $289,547,741)		292,161,761
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,977,899)
NET ASSETS - 100%		$290,183,862

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,789,733 or 11.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$60,445
Fidelity Securities Lending Cash Central Fund	246,903
Total	$307,348

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Zalaris ASA (A Shares)	$10,024,798	$--	$6,510,648	$135,346	$(14,954)	$(3,499,196)	$--
Total	$10,024,798	$--	$6,510,648	$135,346	$(14,954)	$(3,499,196)	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,421,143	$9,421,143	$--	$--
Consumer Discretionary	45,113,878	45,113,878	--	--
Consumer Staples	28,292,861	28,292,861	--	--
Energy	10,452,768	10,452,768	--	--
Financials	58,198,524	58,198,524	--	--
Health Care	52,169,206	24,693,917	27,475,289	--
Industrials	52,329,363	43,526,707	8,802,656	--
Information Technology	21,741,866	4,813,316	16,928,550	--
Materials	3,732,339	3,732,339	--	--
Money Market Funds	10,709,813	10,709,813	--	--
Total Investments in Securities:	$292,161,761	$238,955,266	$53,206,495	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,065,769
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,362,133) — See accompanying schedule: Unaffiliated issuers (cost $278,837,928)	$281,451,948
Fidelity Central Funds (cost $10,709,813)	10,709,813
Total Investment in Securities (cost $289,547,741)		$292,161,761
Foreign currency held at value (cost $327,248)		325,982
Receivable for fund shares sold		16,466
Dividends receivable		435,602
Distributions receivable from Fidelity Central Funds		11,837
Prepaid expenses		603
Other receivables		88
Total assets		292,952,339
Liabilities
Payable for fund shares redeemed	39,276
Accrued management fee	168,904
Other affiliated payables	60,910
Other payables and accrued expenses	69,839
Collateral on securities loaned	2,429,548
Total liabilities		2,768,477
Net Assets		$290,183,862
Net Assets consist of:
Paid in capital		$266,270,361
Total distributable earnings (loss)		23,913,501
Net Assets, for 5,845,599 shares outstanding		$290,183,862
Net Asset Value, offering price and redemption price per share ($290,183,862 ÷ 5,845,599 shares)		$49.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$6,761,662
Income from Fidelity Central Funds		307,348
Income before foreign taxes withheld		7,069,010
Less foreign taxes withheld		(944,330)
Total income		6,124,680
Expenses
Management fee	$2,271,092
Transfer agent fees	604,952
Accounting and security lending fees	172,377
Custodian fees and expenses	43,174
Independent trustees' fees and expenses	1,662
Registration fees	19,856
Audit	75,110
Legal	871
Interest	375
Miscellaneous	17,376
Total expenses before reductions	3,206,845
Expense reductions	(3,412)
Total expenses after reductions		3,203,433
Net investment income (loss)		2,921,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,501,544
Fidelity Central Funds	295
Other affiliated issuers	(14,954)
Foreign currency transactions	(84,935)
Total net realized gain (loss)		29,401,950
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(43,125,048)
Fidelity Central Funds	629
Other affiliated issuers	(3,499,197)
Assets and liabilities in foreign currencies	(3,059)
Total change in net unrealized appreciation (depreciation)		(46,626,675)
Net gain (loss)		(17,224,725)
Net increase (decrease) in net assets resulting from operations		$(14,303,478)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,921,247	$3,849,788
Net realized gain (loss)	29,401,950	35,196,984
Change in net unrealized appreciation (depreciation)	(46,626,675)	31,563,051
Net increase (decrease) in net assets resulting from operations	(14,303,478)	70,609,823
Distributions to shareholders	(13,759,103)	–
Distributions to shareholders from net investment income	–	(5,594,124)
Distributions to shareholders from net realized gain	–	(1,032,760)
Total distributions	(13,759,103)	(6,626,884)
Share transactions
Proceeds from sales of shares	18,566,517	37,566,439
Reinvestment of distributions	12,909,432	6,272,273
Cost of shares redeemed	(90,024,441)	(161,114,580)
Net increase (decrease) in net assets resulting from share transactions	(58,548,492)	(117,275,868)
Redemption fees	47,618	20,284
Total increase (decrease) in net assets	(86,563,455)	(53,272,645)
Net Assets
Beginning of period	376,747,317	430,019,962
End of period	$290,183,862	$376,747,317
Other Information
Undistributed net investment income end of period		$3,189,679
Shares
Sold	350,130	749,494
Issued in reinvestment of distributions	250,523	144,389
Redeemed	(1,688,296)	(3,458,044)
Net increase (decrease)	(1,087,643)	(2,564,161)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Nordic Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.34	$45.28	$44.99	$43.36	$43.91
Income from Investment Operations
Net investment income (loss)A	.47	.51	.64	.56	.71
Net realized and unrealized gain (loss)	(3.01)	9.32	.27	1.06	1.35
Total from investment operations	(2.54)	9.83	.91	1.62	2.06
Distributions from net investment income	(.50)	(.65)	(.57)	–	(.83)
Distributions from net realized gain	(1.67)	(.12)	(.05)	–	(1.80)
Total distributions	(2.17)	(.77)	(.62)	–	(2.63)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.02
Net asset value, end of period	$49.64	$54.34	$45.28	$44.99	$43.36
Total ReturnC	(4.80)%	22.14%	1.97%	3.76%	4.88%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	.99%	.99%	1.00%	.99%
Expenses net of fee waivers, if any	.97%	.99%	.98%	1.00%	.99%
Expenses net of all reductions	.97%	.96%	.98%	.99%	.98%
Net investment income (loss)	.89%	1.04%	1.37%	1.26%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$290,184	$376,747	$430,020	$405,726	$487,582
Portfolio turnover rateF	56%	69%	63%	80%	103%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,041,498
Gross unrealized depreciation	(28,526,817)
Net unrealized appreciation (depreciation)	$(2,485,319)
Tax Cost	$294,647,080

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,978,827
Undistributed long-term capital gain	$20,419,164
Net unrealized appreciation (depreciation) on securities and other investments	$(2,484,489)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$10,195,686	$ 6,626,884
Long-term Capital Gains	3,563,417	-
Total	$13,759,103	$ 6,626,884

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $182,575,413 and $241,480,448, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,132,000	2.16%	$375

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $924 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $246,903. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

During the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,412.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	(13.24)%	5.27%	13.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Period Ending Values
$35,753	Fidelity® Pacific Basin Fund
$22,162	MSCI AC (All Country) Pacific Index

Fidelity® Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager John Dance:  For the year, the fund returned -13.24%, considerably lagging the -8.63% return of the benchmark MSCI AC (All Country) Pacific Free Index. Stock selection drove the fund’s underperformance of the benchmark, especially in the consumer staples, financials and communication services sectors. Choices in Australia, Japan and China detracted notably, as did a non-benchmark allocation to India. An out-of-benchmark position in Australia-based Blue Sky Alternative Investments detracted most on a relative basis. A non-benchmark position in BWX– an Australia-based company providing natural skin care products – also detracted, as did the fund’s largest position, China’s Tencent Holdings. Conversely, a large overweighting in the health care sector added value. Stock picking in materials also contributed, and the fund’s cash position provided some ballast in a weak market environment. A sizable underweighting in South Korea, positioning in New Zealand and out-of-benchmark exposure to the United States added to relative performance. Among individual holdings, our top relative contributor was Japan-based Nakanishi, a manufacturer of dental equipment. I considered Nakanishi a high-quality business with dominant market share and strong fundamentals

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	36.1%
Australia	14.1%
Cayman Islands	8.6%
United States of America*	8.2%
India	7.4%
China	6.6%
Taiwan	4.8%
Hong Kong	3.2%
Korea (South)	3.0%
Other	8.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	92.7
Short-Term Investments and Net Other Assets (Liabilities)	7.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.3
SoftBank Corp. (Japan, Wireless Telecommunication Services)	2.4
AIA Group Ltd. (Hong Kong, Insurance)	2.1
Keyence Corp. (Japan, Electronic Equipment & Components)	2.0
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	1.7
Commonwealth Bank of Australia (Australia, Banks)	1.6
Kao Corp. (Japan, Personal Products)	1.6
Shionogi & Co. Ltd. (Japan, Pharmaceuticals)	1.6
23.6

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	17.4
Consumer Discretionary	16.1
Industrials	11.7
Health Care	10.8
Information Technology	10.7
Communication Services	9.9
Consumer Staples	7.6
Real Estate	2.6
Energy	2.5
Materials	1.9

Fidelity® Pacific Basin Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value
Australia - 14.1%
Amcor Ltd.	920,628	$8,670,838
Arena (REIT) unit	2,521,652	3,874,986
Aristocrat Leisure Ltd.	351,724	6,600,444
Australia & New Zealand Banking Group Ltd.	418,760	7,689,409
Blue Sky Alternative Investments Ltd. (a)	1,733,447	1,485,324
BWX Ltd. (b)	2,040,551	3,670,341
Commonwealth Bank of Australia	271,245	13,297,847
CSL Ltd.	93,517	12,450,124
Hansen Technologies Ltd.	2,942,633	7,210,036
HUB24 Ltd. (b)	1,082,172	8,782,258
Magellan Financial Group Ltd.	370,933	6,997,694
Netwealth Group Ltd. (b)	981,833	4,866,995
NIB Holdings Ltd.	1,697,835	6,660,863
realestate.com.au Ltd.	164,288	8,332,310
SpeedCast International Ltd.	1,171,597	2,986,799
Woodside Petroleum Ltd.	418,235	10,321,633

TOTAL AUSTRALIA		113,897,901

Bermuda - 0.6%
Hongkong Land Holdings Ltd.	875,100	5,180,592
Cayman Islands - 8.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	184,600	26,264,888
China High Precision Automation Group Ltd. (a)(c)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(c)	2,572,200	3
International Housewares Retail Co. Ltd.	18,103,700	3,809,143
SITC International Holdings Co. Ltd.	3,415,000	2,508,356
Tencent Holdings Ltd.	878,500	30,096,763
ZTO Express (Cayman), Inc. sponsored ADR	407,700	6,612,894

TOTAL CAYMAN ISLANDS		69,292,049

China - 6.6%
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	722,194	3,940,379
Hangzhou Tigermed Consulting Co. Ltd. Class A	607,400	3,710,237
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	2,454	31,095
Kweichow Moutai Co. Ltd. (A Shares)	179,050	14,089,088
Midea Group Co. Ltd. Class A	773,400	4,106,676
Shanghai International Airport Co. Ltd. (A Shares)	951,913	6,761,705
Shenzhen Expressway Co. (H Shares)	6,230,000	5,727,950
Sinopec Engineering Group Co. Ltd. (H Shares)	4,098,500	3,810,030
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	2,349,725	4,507,009
Yunnan Baiyao Group Co. Ltd. (c)	622,433	6,266,580

TOTAL CHINA		52,950,749

Hong Kong - 3.2%
AIA Group Ltd.	2,285,400	17,296,526
Dah Sing Banking Group Ltd.	1,474,400	2,801,415
Techtronic Industries Co. Ltd.	1,282,000	5,999,707

TOTAL HONG KONG		26,097,648

India - 7.4%
Axis Bank Ltd. (a)	889,398	7,003,588
Bharti Infratel Ltd.	26	95
CCL Products (India) Ltd.	947,967	3,244,698
Future Retail Ltd.	884,560	5,850,223
HDFC Asset Management Co. Ltd. (a)	1,563	29,597
HDFC Bank Ltd.	357,266	9,274,720
Housing Development Finance Corp. Ltd.	400,284	9,575,480
Indraprastha Gas Ltd.	1,891,000	6,834,293
Oberoi Realty Ltd.	352,703	2,018,886
Power Grid Corp. of India Ltd.	2,095,260	5,267,896
Reliance Industries Ltd.	670,175	9,616,323
TCNS Clothing Co. Ltd. (a)	118,001	986,001

TOTAL INDIA		59,701,800

Indonesia - 2.3%
PT Bank Central Asia Tbk	6,827,600	10,621,460
PT Bank Rakyat Indonesia Tbk	36,419,000	7,546,117

TOTAL INDONESIA		18,167,577

Israel - 0.2%
Sarine Technologies Ltd.	4,391,400	1,696,133
Japan - 36.1%
Arata Corp.	116,100	5,268,153
Bank of Kyoto Ltd.	101,100	4,560,633
Coca-Cola West Co. Ltd.	157,300	4,119,480
Create SD Holdings Co. Ltd.	211,800	5,374,072
Fukushima Industries Corp.	135,700	6,181,575
Harmonic Drive Systems, Inc. (b)	130,000	3,957,549
Hoya Corp.	202,400	11,505,239
Kao Corp.	194,100	12,911,964
Keyence Corp.	33,000	16,173,173
Minebea Mitsumi, Inc.	428,500	6,555,204
Misumi Group, Inc.	219,000	4,398,050
Morinaga & Co. Ltd.	124,700	5,011,871
Murata Manufacturing Co. Ltd.	43,400	6,602,216
Nakanishi, Inc.	354,300	8,298,976
Nidec Corp.	80,500	10,337,617
Nifco, Inc.	243,500	5,548,265
Nihon M&A Center, Inc.	148,700	3,567,429
Nintendo Co. Ltd.	29,900	9,334,866
Nissan Chemical Corp.	136,000	6,412,575
Nitori Holdings Co. Ltd.	86,700	11,322,059
NSD Co. Ltd.	229,200	4,862,895
Open House Co. Ltd.	101,800	4,001,267
ORIX Corp.	665,600	10,859,836
PALTAC Corp.	140,100	7,151,823
Panasonic Corp.	839,900	9,013,350
Paramount Bed Holdings Co. Ltd.	91,900	3,872,774
Pilot Corp.	114,300	6,321,017
ProNexus, Inc.	219,200	2,131,098
Recruit Holdings Co. Ltd.	253,000	6,790,417
Ryohin Keikaku Co. Ltd.	27,800	7,344,512
Shionogi & Co. Ltd.	200,200	12,801,531
SMC Corp.	27,400	8,778,393
SMS Co., Ltd.	238,800	4,002,045
SoftBank Corp.	247,800	19,610,599
Subaru Corp.	341,100	9,201,069
Terumo Corp.	65,000	3,508,826
Toto Ltd.	125,000	4,472,033
Tsuruha Holdings, Inc.	75,400	7,858,413
Zozo, Inc.	494,500	11,916,032

TOTAL JAPAN		291,938,896

Korea (South) - 2.0%
Cafe24 Corp. (a)	31,045	3,006,549
KB Financial Group, Inc.	120,700	5,020,070
SK Hynix, Inc.	138,268	8,264,573

TOTAL KOREA (SOUTH)		16,291,192

Multi-National - 1.2%
HKT Trust/HKT Ltd. unit	7,118,000	9,802,970
New Zealand - 1.6%
EBOS Group Ltd.	408,279	5,552,244
Ryman Healthcare Group Ltd.	925,540	7,307,930

TOTAL NEW ZEALAND		12,860,174

Philippines - 0.7%
Ayala Land, Inc.	7,564,600	5,612,897
Taiwan - 4.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,882,000	29,127,184
United Microelectronics Corp.	8,567,000	3,262,881
Voltronic Power Technology Corp.	380,703	6,142,057

TOTAL TAIWAN		38,532,122

Thailand - 1.4%
Bangkok Bank PCL (For. Reg.)	1,007,600	6,441,834
Thai Beverage PCL	10,609,900	4,787,343

TOTAL THAILAND		11,229,177

United States of America - 0.9%
GI Dynamics, Inc. CDI (a)	5,561,290	74,826
ResMed, Inc. CDI	694,883	7,282,805

TOTAL UNITED STATES OF AMERICA		7,357,631

TOTAL COMMON STOCKS
(Cost $678,810,690)		740,609,508

Nonconvertible Preferred Stocks - 1.0%
Korea (South) - 1.0%
Samsung Electronics Co. Ltd.
(Cost $9,351,760)	263,350	8,251,326

Money Market Funds - 8.1%
Fidelity Cash Central Fund, 2.23% (d)	54,810,440	54,821,402
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	10,392,037	10,393,076
TOTAL MONEY MARKET FUNDS
(Cost $65,214,478)		65,214,478
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $753,376,928)		814,075,312
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(6,443,509)
NET ASSETS - 100%		$807,631,803

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$259,958
Fidelity Securities Lending Cash Central Fund	165,787
Total	$425,745

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$80,164,402	$21,122,174	$59,042,228	$--
Consumer Discretionary	130,935,618	112,721,199	18,214,419	--
Consumer Staples	61,098,365	48,186,401	12,911,964	--
Energy	19,937,956	19,937,956	--	--
Financials	140,811,666	126,516,876	14,294,790	--
Health Care	87,139,101	64,562,164	16,310,357	6,266,580
Industrials	94,138,658	76,321,004	17,817,654	--
Information Technology	86,760,835	54,370,768	32,390,065	2
Materials	15,083,416	8,670,838	6,412,575	3
Real Estate	20,688,628	20,688,628	--	--
Utilities	12,102,189	12,102,189	--	--
Money Market Funds	65,214,478	65,214,478	--	--
Total Investments in Securities:	$814,075,312	$630,414,675	$177,394,052	$6,266,585

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$139,856,752

The following are reconciliations of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Health Care:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(3,564,823)
Cost of Purchases	419,142
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	9,412,261
Transfers out of Level 3	--
Ending Balance	$6,266,580
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(3,564,823)
Other Investments in Securities:
Beginning Balance	$110,145
Net Realized Gain (Loss) on Investment Securities	(2,597,790)
Net Unrealized Gain (Loss) on Investment Securities	2,590,263
Cost of Purchases	--
Proceeds of Sales	(102,613)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$5
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $9,904,035) — See accompanying schedule: Unaffiliated issuers (cost $688,162,450)	$748,860,834
Fidelity Central Funds (cost $65,214,478)	65,214,478
Total Investment in Securities (cost $753,376,928)		$814,075,312
Foreign currency held at value (cost $385,018)		383,351
Receivable for investments sold		1,031,319
Receivable for fund shares sold		2,914,364
Dividends receivable		1,498,872
Distributions receivable from Fidelity Central Funds		105,860
Prepaid expenses		1,886
Other receivables		50,437
Total assets		820,061,401
Liabilities
Payable for investments purchased	$880,079
Payable for fund shares redeemed	331,426
Accrued management fee	513,093
Other affiliated payables	158,555
Other payables and accrued expenses	154,845
Collateral on securities loaned	10,391,600
Total liabilities		12,429,598
Net Assets		$807,631,803
Net Assets consist of:
Paid in capital		$675,735,250
Total distributable earnings (loss)		131,896,553
Net Assets, for 27,371,793 shares outstanding		$807,631,803
Net Asset Value, offering price and redemption price per share ($807,631,803 ÷ 27,371,793 shares)		$29.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$17,577,691
Income from Fidelity Central Funds		425,745
Income before foreign taxes withheld		18,003,436
Less foreign taxes withheld		(1,348,576)
Total income		16,654,860
Expenses
Management fee
Basic fee	$6,846,507
Performance adjustment	1,309,537
Transfer agent fees	1,613,575
Accounting and security lending fees	464,750
Custodian fees and expenses	235,580
Independent trustees' fees and expenses	5,027
Registration fees	42,466
Audit	85,278
Legal	3,057
Interest	4,848
Miscellaneous	6,594
Total expenses before reductions	10,617,219
Expense reductions	(126,326)
Total expenses after reductions		10,490,893
Net investment income (loss)		6,163,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,489,658
Fidelity Central Funds	261
Foreign currency transactions	(734,114)
Total net realized gain (loss)		80,755,805
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,732,483)	(211,673,930)
Fidelity Central Funds	(188)
Assets and liabilities in foreign currencies	(6,457)
Total change in net unrealized appreciation (depreciation)		(211,680,575)
Net gain (loss)		(130,924,770)
Net increase (decrease) in net assets resulting from operations		$(124,760,803)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,163,967	$6,692,443
Net realized gain (loss)	80,755,805	36,776,786
Change in net unrealized appreciation (depreciation)	(211,680,575)	155,633,192
Net increase (decrease) in net assets resulting from operations	(124,760,803)	199,102,421
Distributions to shareholders	(42,947,398)	–
Distributions to shareholders from net investment income	–	(4,211,523)
Distributions to shareholders from net realized gain	–	(11,304,612)
Total distributions	(42,947,398)	(15,516,135)
Share transactions
Proceeds from sales of shares	182,924,589	225,357,974
Reinvestment of distributions	41,121,006	14,752,829
Cost of shares redeemed	(223,982,513)	(136,848,518)
Net increase (decrease) in net assets resulting from share transactions	63,082	103,262,285
Redemption fees	17,913	92,091
Total increase (decrease) in net assets	(167,627,206)	286,940,662
Net Assets
Beginning of period	975,259,009	688,318,347
End of period	$807,631,803	$975,259,009
Other Information
Undistributed net investment income end of period		$6,368,166
Shares
Sold	5,193,865	7,627,933
Issued in reinvestment of distributions	1,184,702	557,552
Redeemed	(6,457,678)	(4,620,784)
Net increase (decrease)	(79,111)	3,564,701

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pacific Basin Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.53	$28.82	$27.01	$28.92	$31.47
Income from Investment Operations
Net investment income (loss)A	.22	.25	.24	.37B	.31
Net realized and unrealized gain (loss)	(4.69)	7.09	2.88	(.49)	1.25
Total from investment operations	(4.47)	7.34	3.12	(.12)	1.56
Distributions from net investment income	(.23)	(.17)	(.36)	(.18)	(.18)
Distributions from net realized gain	(1.32)	(.46)	(.95)	(1.61)	(3.93)
Total distributions	(1.55)	(.63)	(1.31)	(1.79)	(4.11)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$29.51	$35.53	$28.82	$27.01	$28.92
Total ReturnD	(13.24)%	26.22%	12.05%	(.29)%	5.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	1.11%	1.19%	1.17%	1.18%
Expenses net of fee waivers, if any	1.07%	1.11%	1.19%	1.17%	1.18%
Expenses net of all reductions	1.06%	1.10%	1.19%	1.17%	1.18%
Net investment income (loss)	.62%	.84%	.87%	1.34%B	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$807,632	$975,259	$688,318	$654,032	$697,202
Portfolio turnover rateG	37%	36%	30%	36%	30%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$152,965,913
Gross unrealized depreciation	(99,001,618)
Net unrealized appreciation (depreciation)	$53,964,295
Tax Cost	$760,111,017

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,309,590
Undistributed long-term capital gain	$72,654,167
Net unrealized appreciation (depreciation) on securities and other investments	$53,932,797

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$10,743,790	$ 7,930,470
Long-term Capital Gains	32,203,608	7,585,665
Total	$42,947,398	$ 15,516,135

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $361,496,122 and $444,011,184, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $516 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$27,186,000	2.14%	$4,848

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,738 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $165,787. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $115,563 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $711.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $10,052.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (ten of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for each Class, except Class Z, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Canada
Class A	1.17%
Actual		$1,000.00	$955.30	$5.77-B
Hypothetical-C		$1,000.00	$1,019.31	$5.96-D
Class M	1.47%
Actual		$1,000.00	$953.90	$7.24-B
Hypothetical-C		$1,000.00	$1,017.80	$7.48-D
Class C	1.89%
Actual		$1,000.00	$951.70	$9.30-B
Hypothetical-C		$1,000.00	$1,015.68	$9.60-D
Canada	.85%
Actual		$1,000.00	$956.80	$4.19-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class I	.82%
Actual		$1,000.00	$956.90	$4.04-B
Hypothetical-C		$1,000.00	$1,021.07	$4.18-D
Class Z	.80%
Actual		$1,000.00	$926.20	$.63-E
Hypothetical-C		$1,000.00	$1,021.17	$4.08-D
China Region
Class A	1.27%
Actual		$1,000.00	$806.80	$5.78-B
Hypothetical-C		$1,000.00	$1,018.80	$6.46-D
Class M	1.62%
Actual		$1,000.00	$805.40	$7.37-B
Hypothetical-C		$1,000.00	$1,017.04	$8.24-D
Class C	2.01%
Actual		$1,000.00	$803.60	$9.14-B
Hypothetical-C		$1,000.00	$1,015.07	$10.21-D
China Region	.96%
Actual		$1,000.00	$807.70	$4.37-B
Hypothetical-C		$1,000.00	$1,020.37	$4.89-D
Class I	.98%
Actual		$1,000.00	$807.70	$4.47-B
Hypothetical-C		$1,000.00	$1,020.27	$4.99-D
Class Z	.90%
Actual		$1,000.00	$886.00	$.70-E
Hypothetical-C		$1,000.00	$1,020.67	$4.58-D
Emerging Asia	1.01%
Actual		$1,000.00	$838.20	$4.68-B
Hypothetical-C		$1,000.00	$1,020.11	$5.14-D
Emerging Markets
Emerging Markets	.95%
Actual		$1,000.00	$824.90	$4.37-B
Hypothetical-C		$1,000.00	$1,020.42	$4.84-D
Class K	.81%
Actual		$1,000.00	$825.30	$3.73-B
Hypothetical-C		$1,000.00	$1,021.12	$4.13-D
Europe
Class A	1.23%
Actual		$1,000.00	$907.60	$5.91-B
Hypothetical-C		$1,000.00	$1,019.00	$6.26-D
Class M	1.56%
Actual		$1,000.00	$906.00	$7.49-B
Hypothetical-C		$1,000.00	$1,017.34	$7.93-D
Class C	2.02%
Actual		$1,000.00	$903.90	$9.69-B
Hypothetical-C		$1,000.00	$1,015.02	$10.26-D
Europe	.91%
Actual		$1,000.00	$908.90	$4.38-B
Hypothetical-C		$1,000.00	$1,020.62	$4.63-D
Class I	.89%
Actual		$1,000.00	$909.10	$4.28-B
Hypothetical-C		$1,000.00	$1,020.72	$4.53-D
Class Z	.90%
Actual		$1,000.00	$919.30	$.71-E
Hypothetical-C		$1,000.00	$1,020.67	$4.58-D
Fidelity Japan Fund
Class A	1.35%
Actual		$1,000.00	$902.40	$6.47-B
Hypothetical-C		$1,000.00	$1,018.40	$6.87-D
Class M	1.69%
Actual		$1,000.00	$900.40	$8.10-B
Hypothetical-C		$1,000.00	$1,016.69	$8.59-D
Class C	2.06%
Actual		$1,000.00	$899.50	$9.86-B
Hypothetical-C		$1,000.00	$1,014.82	$10.46-D
Japan	1.07%
Actual		$1,000.00	$903.30	$5.13-B
Hypothetical-C		$1,000.00	$1,019.81	$5.45-D
Class I	1.00%
Actual		$1,000.00	$903.80	$4.80-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class Z	.96%
Actual		$1,000.00	$899.80	$.75-E
Hypothetical-C		$1,000.00	$1,020.37	$4.89-D
Japan Smaller Companies	.94%
Actual		$1,000.00	$894.50	$4.49-B
Hypothetical-C		$1,000.00	$1,020.47	$4.79-D
Fidelity Latin America Fund
Class A	1.38%
Actual		$1,000.00	$836.70	$6.39-B
Hypothetical-C		$1,000.00	$1,018.25	$7.02-D
Class M	1.65%
Actual		$1,000.00	$835.50	$7.63-B
Hypothetical-C		$1,000.00	$1,016.89	$8.39-D
Class C	2.12%
Actual		$1,000.00	$833.70	$9.80-B
Hypothetical-C		$1,000.00	$1,014.52	$10.76-D
Latin America	1.08%
Actual		$1,000.00	$838.00	$5.00-B
Hypothetical-C		$1,000.00	$1,019.76	$5.50-D
Class I	1.00%
Actual		$1,000.00	$838.20	$4.63-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class Z	.95%
Actual		$1,000.00	$1,019.10	$.79-E
Hypothetical-C		$1,000.00	$1,020.42	$4.84-D
Nordic	.98%
Actual		$1,000.00	$993.40	$4.92-B
Hypothetical-C		$1,000.00	$1,020.27	$4.99-D
Pacific Basin	1.06%
Actual		$1,000.00	$854.90	$4.96-B
Hypothetical-C		$1,000.00	$1,019.86	$5.40-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/10/18	12/07/18	$0.390	$2.630
Class M	12/10/18	12/07/18	$0.222	$2.630
Class C	12/10/18	12/07/18	$0.000	$2.630
Canada	12/10/18	12/07/18	$0.577	$2.630
Class I	12/10/18	12/07/18	$0.592	$2.630
Class Z	12/10/18	12/07/18	$0.688	$2.630
Fidelity China Region Fund
Class A	12/10/18	12/07/18	$0.115	$0.000
Class M	12/10/18	12/07/18	$0.000	$0.000
Class C	12/10/18	12/07/18	$0.000	$0.000
China Region	12/10/18	12/07/18	$0.246	$0.000
Class I	12/10/18	12/07/18	$0.232	$0.000
Class Z	12/10/18	12/07/18	$0.317	$0.000
Fidelity Emerging Asia Fund
Emerging Asia	12/10/18	12/07/18	$0.391	$0.880
Fidelity Emerging Markets Fund
Emerging Markets	12/10/18	12/07/18	$0.217	$0.003
Class K	12/10/18	12/07/18	$0.263	$0.003
Fidelity Europe Fund
Class A	12/17/18	12/14/18	$0.108	$3.427
Class M	12/17/18	12/14/18	$0.000	$3.381
Class C	12/17/18	12/14/18	$0.000	$3.298
Europe	12/17/18	12/14/18	$0.318	$3.427
Class I	12/17/18	12/14/18	$0.323	$3.427
Class Z	12/17/18	12/14/18	$0.405	$3.427
Fidelity Japan Fund
Class A	12/10/18	12/07/18	$0.000	$0.000
Class M	12/10/18	12/07/18	$0.000	$0.000
Class C	12/10/18	12/07/18	$0.000	$0.000
Japan	12/10/18	12/07/18	$0.050	$0.000
Class I	12/10/18	12/07/18	$0.042	$0.000
Class Z	12/10/18	12/07/18	$0.063	$0.000
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/10/18	12/07/18	$0.112	$0.729
Fidelity Latin America Fund
Class A	12/10/18	12/07/18	$0.403	$0.000
Class M	12/10/18	12/07/18	$0.331	$0.000
Class C	12/10/18	12/07/18	$0.188	$0.000
Latin America	12/10/18	12/07/18	$0.483	$0.000
Class I	12/10/18	12/07/18	$0.483	$0.000
Class Z	12/10/18	12/07/18	$0.543	$0.000
Fidelity Nordic Fund
Nordic	12/10/18	12/07/18	$0.053	$4.546
Fidelity Pacific Basin Fund
Pacific Basin	12/17/18	12/14/18	$0.195	$2.668

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$52,372,439
Fidelity Emerging Asia Fund	$26,219,199
Fidelity Europe Fund	$62,888,387
Fidelity Japan Smaller Companies Fund	$31,301,992
Fidelity Nordic Fund	$20,422,356
Fidelity Pacific Basin Fund	$74,573,000

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class K
Fidelity Canada Fund
December, 2017	1%	1%	1%	–	–	–
Fidelity Emerging Markets Fund
December, 2017	–	–	–	7%	–	6%
Fidelity Europe Fund
December, 2017	2%	2%	2%	2%	2%	2%
Fidelity Latin America Fund
December 08, 2017	1%	2%	5%	1%	1%	–
December 28, 2017	1%	1%	1%	1%	1%	–
Fidelity Nordic Fund
December, 2017	–	–	–	1%	–	–
Fidelity Pacific Basin Fund
December, 2017	–	–	–	1%	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class K
Fidelity Canada Fund
December, 2017	100%	100%	100%	98%	98%	–
Fidelity China Region Fund
December, 2017	100%	–	–	100%	94%	–
Fidelity Emerging Asia Fund
December, 2017	–	–	–	80%	–	–
Fidelity Emerging Markets Fund
December, 2017	–	–	–	100%	–	100%
Fidelity Europe Fund
December, 2017	69%	77%	89%	64%	63%	–
Fidelity Japan Fund
December, 2017	100%	100%	100%	100%	100%	–
Fidelity Japan Smaller Companies Fund
December, 2017	–	–	–	59%	–	–
Fidelity Latin America Fund
December 08, 2017	49%	64%	100%	37%	34%	–
December 28, 2017	30%	30%	30%	30%	30%	–
Fidelity Nordic Fund
December, 2017	–	–	–	53%	–	–
Fidelity Pacific Basin
December, 2017	–	–	–	100%	–	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/11/17	$1.0201	$0.1731
Class M	12/11/17	$0.8331	$0.1731
Class C	12/11/17	$0.6151	$0.1731
Canada	12/11/17	$1.2011	$0.1731
Class I	12/11/17	$1.1961	$0.1731
Fidelity China Region Fund
Class A	12/11/17	$0.1269	$0.0519
Class M	12/11/17	$0.0000	$0.0000
Class C	12/11/17	$0.0000	$0.0000
China Region	12/11/17	$0.1939	$0.0519
Class I	12/11/17	$0.2079	$0.0519
Fidelity Emerging Asia Fund
Emerging Asia	12/11/17	$0.4662	$0.0752
Fidelity Emerging Markets Fund
Emerging Markets	12/11/17	$0.2303	$0.0413
Class K	12/11/17	$0.2683	$0.0413
Fidelity Europe Fund
Class A	12/18/17	$0.7405	$0.0616
Class M	12/18/17	$0.6684	$0.0616
Class C	12/18/17	$0.5779	$0.0616
Europe	12/18/17	$0.7977	$0.0616
Class I	12/18/17	$0.8140	$0.0616
Fidelity Japan Fund
Class A	12/11/17	$0.1400	$0.0270
Class M	12/11/17	$0.1090	$0.0270
Class C	12/11/17	$0.0650	$0.0270
Japan	12/11/17	$0.1690	$0.0270
Class I	12/11/17	$0.1970	$0.0270
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/11/17	$0.3090	$0.0344
Fidelity Latin America Fund
Class A	12/11/17	$0.2549	$0.0449
Class M	12/11/17	$0.1929	$0.0449
Class C	12/11/17	$0.0649	$0.0449
Latin America	12/11/17	$0.3359	$0.0449
Class I	12/11/17	$0.3629	$0.0449
Class A	12/29/17	$0.0800	$0.0000
Class M	12/29/17	$0.0800	$0.0000
Class C	12/29/17	$0.0800	$0.0000
Latin America	12/29/17	$0.0800	$0.0000
Class I	12/29/17	$0.0800	$0.0000
Fidelity Nordic Fund
Nordic	12/11/17	$1.1936	$0.1350
Fidelity Pacific Basin Fund
Pacific Basin	12/18/17	$0.4348	$0.0478

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Targeted International Funds

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contracts with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the funds for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the funds, and the Sector Portfolios Board.

The Board considered that the approval of the funds' Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the funds' assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the funds' Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board concluded that the funds' Advisory Contracts are fair and reasonable, and that the funds' Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the funds' Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the funds' management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

TIF-ANN-1218
1.754542.118

Item 2.

Code of Ethics

As of the end of the period, October 31, 2018, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (the “Funds”):

Services Billed by PwC

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$58,000	$5,200	$5,200	$2,600
Fidelity China Region Fund	$69,000	$6,000	$5,200	$3,000
Fidelity Emerging Asia Fund	$62,000	$5,500	$5,200	$2,700
Fidelity Emerging Markets Fund	$72,000	$6,300	$5,400	$3,100
Fidelity Europe Fund	$64,000	$5,700	$5,200	$2,800
Fidelity Japan Fund	$63,000	$5,500	$5,200	$2,700
Fidelity Japan Smaller Companies Fund	$52,000	$4,600	$5,200	$2,300
Fidelity Latin America Fund	$62,000	$5,500	$5,200	$2,700
Fidelity Nordic Fund	$51,000	$4,600	$5,200	$2,300
Fidelity Pacific Basin Fund	$63,000	$5,500	$5,400	$2,700

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$57,000	$5,900	$5,700	$2,800
Fidelity China Region Fund	$69,000	$6,300	$5,500	$3,000
Fidelity Emerging Asia Fund	$62,000	$5,900	$5,500	$2,800
Fidelity Emerging Markets Fund	$71,000	$6,800	$5,700	$3,200
Fidelity Europe Fund	$64,000	$6,100	$7,200	$2,900
Fidelity Japan Fund	$62,000	$6,000	$6,200	$2,800
Fidelity Japan Smaller Companies Fund	$52,000	$5,000	$5,500	$2,400
Fidelity Latin America Fund	$62,000	$5,900	$5,500	$2,800
Fidelity Nordic Fund	$51,000	$5,000	$5,500	$2,400
Fidelity Pacific Basin Fund	$63,000	$6,000	$5,700	$2,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	October 31, 2018A	October 31, 2017A
Audit-Related Fees	$7,745,000	$12,525,000
Tax Fees	$20,000	$155,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2018A	October 31, 2017A
PwC	$10,895,000	$15,410,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2018